LOAN AGREEMENT

                  THIS AMENDED AND RESTATED LOAN AGREEMENT, made as of June 10, 1998, is entered into by and among OAIC CALIFORNIA PARTNERSHIP, L.P. and OAIC CALIFORNIA PARTNERSHIP II, L.P., each a California limited partnership, and each other entity that from time to time joins this Agreement as an additional borrower, each having an address at c/o Ocwen Partnership, L.P., The Forum, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33601 (collectively, the "BORROWER"); each of the financial institutions signatory hereto that is identified as a "LENDER" on the signature pages hereto or that, pursuant to
SECTION 8.9 hereof, shall become a "Lender" hereunder (individually, a "LENDER", and collectively, the "LENDERS"); SALOMON BROTHERS REALTY CORP., a New York corporation, having an address at Seven World Trade Center, New York, New York 10048 as agent for the Lenders (in such capacity together with its successors in such capacity, the "Agent"); and LASALLE NATIONAL, BANK, a nationally chartered bank, having an address at 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60603, as collateral agent for Lenders ("Collateral Agent").

                                    RECITALS

                  WHEREAS, on April 30, 1998, OAIC California Partnership, L.P. and OAIC California Partnership II, L.P. received an advance under the Loan Agreement, dated as of April 30, 1998, by and among such Persons as initial Borrower, the Agent and the Collateral Agent (the "Initial Loan Agreement") in an amount equal to $15,081,909.55 secured by, among other things, the three real properties in San Francisco, California owned by such Persons, the Guaranty of Payment and a pledge of a commercial mortgage loan held by the Guarantor with respect to the mortgaged property commonly referred to as "Cortez Plaza" in Bradenton, Florida;

                  WHEREAS, a condition precedent to the making of any future advances under the Initial Loan Agreement is the execution of an amendment and restatement to the Initial Loan Agreement adding to such agreement provisions permitting the Borrower to pledge as collateral for the advances commercial mortgage loans secured by commercial mortgaged properties which properties would have qualified for inclusion under such agreement had such properties been owned by Borrower and directly pledged to secure the advances;

                  WHEREAS,   this  Agreement  is  the  agreement   amending  and
restating the Initial Loan Agreement to add such provisions;

                  WHEREAS, it is understood and agreed between the parties hereto that commercial mortgage loans shall not be pledged as collateral for the advances unless and until further modifications have been made to this Agreement describing additional terms and conditions with respect to such commercial mortgage loans;

                  WHEREAS, Borrower desires to obtain a series of loan advances (each, an "Advance" and collectively, the "Loan") from Agent and the Lenders in an aggregate amount at any time outstanding of up to $200,000,000 (the "Loan Amount") to provide funding for a portion of (1) the purchase price of and Capital Improvement Costs with respect to the multi-family, office, retail, industrial, hotel and other commercial real properties that Borrower acquires and (2) the principal amount of the commercial mortgage loans secured by such types of commercial real properties that Borrower acquires or originates or makes additional disbursements under and to pay certain other fees and expenses;

                  WHEREAS, the Lenders are unwilling to make Advances unless Borrower joins in the execution and delivery of this Agreement, the Note and the Loan Documents (each as hereinafter defined), which shall establish the terms and conditions of the Loan and Guarantor executes and delivers the Guaranty of Payment;

                  WHEREAS, Borrower has agreed to establish certain accounts and to grant to Collateral Agent on behalf of, and for the benefit of the Lenders, a security interest therein upon the terms and conditions of the security agreement set forth in SECTION 2.14; and

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                  WHEREAS,  LaSalle National Bank, in its capacity as Collateral
Agent, is willing to join in the security agreement set forth in SECTION 2.14 by execution and delivery of this Agreement in that capacity;

                  NOW, THEREFORE, in consideration of the making of the Loan by Lenders and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby covenant, agree, represent and warrant as follows:

                                   ARTICLE I.
                              CERTAIN DEFINITIONS

        SECTION 1.1. DEFINITIONS.For all purposes of this Agreement: (1) the capitalized terms defined in this ARTICLE I have the meanings assigned to them in this ARTICLE I, and include the plural as well as the singular; (2) all accounting terms have the meanings assigned to them in accordance with GAAP; (3) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision; and (4) the following terms have the following meanings:

                  "ACCEPTED PRACTICES" means such customary practices as commercial mortgage collateral agents or banks would follow in the normal course of their business in performing administrative and custodial duties with respect to collateral which is generally similar to the Account Collateral; PROVIDED, HOWEVER, that "ACCEPTED PRACTICES" shall not be deemed to include any custodial practices now followed by Collateral Agent for any such collateral held for its own account to the extent that such practices are more stringent than the practices followed by commercial collateral agents or banks generally.

                  "ACCOUNT COLLATERAL" has the meaning set forth in SECTION 2.14(a) hereof.

                  "ACCOUNTS" means all accounts (as defined in the UCC), now owned or hereafter acquired by the Borrower, and arising out of or in connection with, the operation of any REO Property and all other accounts described in the Management Agreement and all present and future accounts receivable, inventory accounts, contract rights, chattel paper, notes, acceptances, insurance policies, Instruments, Documents or other rights to payment and all forms of obligations owing at any time to the Borrower thereunder, whether now existing or hereafter created or otherwise acquired by or on behalf of the Borrower, and all Proceeds thereof and all liens, security interests, guaranties, remedies, privileges and other rights pertaining thereto, and all rights and remedies of any kind forming the subject matter of any of the foregoing.

                  "ACTIVITY STATEMENT" has the meaning set forth in SECTION 2.12(d).

                  "ACTIVITY STATEMENT DATE" had the meaning set forth in SECTION 2.12(d).

                  "ACTUAL KNOWLEDGE" means, as to any REO Property or Mortgage Loan, the actual knowledge of those individuals performing and responsible for due diligence on such REO Property or Mortgage Loan on the Borrower's behalf after due inquiry and investigation as and to the extent reasonably practiced or carried out by a purchaser of similar real property.

                  "ADVANCE" has the meaning provided in the Recitals hereto.

                  "ADVANCE  CLOSING DATE" means each date on which an Advance is made hereunder to provide Borrower with funds either (x) to acquire multi-family, office, retail, industrial, hotel and other commercial real properties or to originate or acquire or make additional disbursements under commercial mortgage loans secured by such types of commercial real properties pursuant to SECTION 3.3(c) or (y) to pay Capital Improvement Costs with respect to such commercial real properties owned by Borrower pursuant to SECTION 2.1(c) or (z) to increase the outstanding Principal Indebtedness by the amount permitted by the last sentence of SECTION 2.1(a) in connection with the satisfaction of the Property Diversification Test pursuant to SECTION 2.1(c).

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

                  "AFFILIATE" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

                  "AGENT" has the meaning provided in the first paragraph of this Agreement.

                  "AGREEMENT" means this Loan Agreement, together with the Schedules and Exhibits hereto, as the same may from time to time hereafter be modified, supplemented or amended.

                  "ALLOCATED LOAN AMOUNT" means the portion of the Loan Amount allocated to each REO Property or Mortgage Loan, as such amounts may be adjusted by the Agent on behalf of the Lenders from time to time as hereinafter set forth:

                                    (i) The  Allocated  Loan Amount for each REO
                           Property or Mortgage Loan being added to the Collateral on an Advance Closing Date shall equal the amount of the related Advance being applied to the purchase price of such REO Property or principal amount of such Mortgage Loan plus reasonable expenses related to the acquisition or origination or making of an additional disbursement as approved by Agent;

                                    (ii) The Allocated  Loan Amount for each REO
                           Property or Mortgage Loan regarding which an Advance is being made on an Advance Closing Date to pay required Capital Improvement Costs or pursuant to the last sentence of SECTION 2.1(a) shall be increased by the applicable portion of such Advance;

                                    (iii) In the event that in connection with a
                           sale following foreclosure or a 100% Taking of an REO Property or Mortgaged Property, the Net Proceeds or Loss Proceeds, as the case may be, are less than the Allocated Loan Amount of the affected REO Property or Mortgage Loan, the Allocated Loan Amount for the remaining REO Properties and Mortgage Loans shall be increased by the amount of the shortfall, such increase being allocated to each remaining REO Property and Mortgage Loan on a pro rata basis;

                                    (iv)  Upon  each  payment  of the  Principal
                           Indebtedness pursuant to SECTION 2.6 OR 2.7(c), the aggregate Allocated Loan Amount for the REO Properties and Mortgage Loans shall be decreased by the amount of such principal payment, such decrease being allocated to each remaining REO Property and Mortgage Loan on a pro rata basis;

                                    (v)  Upon  each  payment  of  the  Principal
                           Payment  Amount  pursuant  to  SECTION  2.12(b),  the
                           aggregate Allocated Loan Amount for the REO Properties shall be decreased by the amount of such principal payment attributable to REO Properties, such decrease being allocated to each REO Property on a pro rata basis and the Allocated Loan Amount for each Mortgage Loan shall be decreased as of the applicable Payment Date by the portion of such Principal Payment Amount, if any, attributable to principal payments on the related Mortgaged Loan;

                                    (vi) In the event the Principal Indebtedness
                           is reduced as a result of (x) a Capital Event executed pursuant to SECTION 2.7(a), (y) the receipt of Loss Proceeds with respect to a Taking or casualty affecting an REO Property or (z) the receipt of Net Proceeds upon a sale of an REO Property or Mortgage Loan following foreclosure, the Allocated Loan Amount for the affected REO Property or Mortgage Loan shall be reduced either (a) to zero (in the case of a Capital Event, 100% Taking or a 100%


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


                           casualty where the Lenders release their Lien) or (b) by the amount of the reduction in Principal Indebtedness (in the case of a casualty where the Lenders do not release their Lien or a less than 100% Taking), and, if after such reduction pursuant to the foregoing CLAUSE (a) or (b) an additional payment of principal is to occur pursuant to the terms hereof, the Allocated Loan Amount for the unaffected REO Properties and Mortgage Loans shall be decreased by the additional payment amount, such decrease being allocated to each remaining REO Property and Mortgage Loan on a pro rata basis; and

                                    (vii)  Notwithstanding  anything  set  forth
                           above to the contrary which provides for a pro rata allocation, the Agent may, on behalf of the Lenders, increase or decrease the Allocated Loan Amount of any or all of the REO Properties and Mortgage Loans as appropriate to reflect a change in Market Value; PROVIDED, that any change pursuant to this clause
                           (vii) shall not change the aggregate Allocated Loan Amount.

                  "APPLICATION" means the Application dated April 10, 1998, prepared by and between Agent and Ocwen Partnership, L.P.

                  "APPLICATION   DEPOSIT"  has  the  meaning   provided  in  the
Application.

                  "APPRAISAL" means or an appraisal with respect to an REO Property or Mortgaged Property prepared by an Appraiser in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and with the requirements of Title 11 of the Financial Institution Reform, Recovery and Enforcement Act (or such other standards and requirements as shall be reasonably acceptable to the Agent) and utilizing customary valuation methods such as the income, sales/market or cost approaches and in form acceptable to Agent in its sole discretion, as any of the same may be updated by recertification from time to time by the Appraiser performing such Appraisal.

                  "APPRAISER" means any nationally recognized MAI appraiser acceptable to Agent in its sole discretion.

                  "ASSIGNMENT" has the meaning set forth in SECTION 5.1(v) hereof.

                  "ASSIGNMENT AND SECURITY AGREEMENT" means the Collateral Assignment, Pledge and Security Agreement between the applicable Borrower and Agent, substantially in the form attached hereto as EXHIBIT O, as such agreement may be modified, supplemented or amended and in effect from time to time.

                  "ASSIGNMENT OF LEASES" means an assignment of leases, rents and security deposits executed by a Mortgagor as assignor to the applicable Borrower, or such Borrower's predecessor(s) in interest and thereafter duly assigned to such Borrower, as assignee with respect to a Mortgaged Property, assigning to such Borrower, or its predecessor(s) in interest and thereafter duly assigned to such Borrower, such Mortgagor's interest in and to the Leases and the Property Income with respect to the applicable Mortgaged Property, as the same may be supplemented, amended or modified.

                  "ASSIGNMENT OF RENTS AND LEASES" means, with respect to each REO Property, an Assignment of Rents and Leases, substantially in the form attached hereto as Exhibit J, dated as of the applicable Advance Closing Date, granted by a Borrower to the Agent, for the benefit of the Lenders with respect to the applicable Leases, as same may hereafter from time to time be supplemented, amended, modified or extended.

                  "BASIC CARRYING COSTS" means the following costs with respect to each REO Property: (i) Impositions and (ii) insurance premiums for policies of insurance required to be maintained pursuant to this Agreement or the other Loan Documents.

                  "BASIC  CARRYING  COSTS  ACCOUNT" has the meaning set forth in
SECTION 2.13(a).

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

                  "BORROWER" has the meaning provided in the first paragraph of this Agreement. References herein to a Borrower shall mean each entity defined as Borrower, individually or collectively, as applicable.

                  "BORROWER EXCESS PROCEEDS" means, with respect to any Capital Event, the excess of (i) the Capital Event Proceeds received over (ii) the sum of (a) the Release Price for the applicable REO Property or Mortgage Loan and
(b) any other amount payable under this Agreement and the other Loan Documents in connection with the Capital Event.

                  "BORROWER RELEASE PRICE CONTRIBUTION" means the amount to be deposited by the Borrower into the Collection Account in connection with a Capital Event if the Release Price for an REO Property or Mortgage Loan shall be greater than the Capital Event Proceeds received which amount shall be equal to the difference between such Release Price and such Capital Event Proceeds.

                  "BUSINESS DAY" means any day other than a Saturday and a Sunday and a day on which federally insured depository institutions in the States of New York or Illinois or any State where an REO Property or Mortgaged Property is located are authorized or obligated by law, governmental decree or executive order to be closed. When used with respect to an Interest Determination Date, "BUSINESS DAY" shall mean a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                  "CAPITAL  EVENT"  means  any  transfer,   sale,   refinancing,
assignment, conveyance, liquidation or disposition of any REO Property or Mortgage Loan and "CAPITAL EVENTS" shall have meaning correlative to the foregoing. For purposes of this Agreement, a "Capital Event" shall include a refinancing in which a voluntary prepayment of the Principal Indebtedness is made in the amount necessary to obtain a release of the Liens in favor of the Agent encumbering an REO Property or Mortgage Loan.

                  "CAPITAL EVENT PROCEEDS" means any proceeds of a Capital Event net of reasonable third-party expenses and sales commissions related to such Capital Event payable at the time of the Capital Event.

                  "CAPITAL IMPROVEMENT COSTS" means costs incurred or to be incurred in connection with replacements and capital repairs made or to be made to any REO Property (including, without limitation, repairs to the structural components, roofs, building systems, and parking lots, TI Costs and Leasing Commissions).

                  "CLOSING DATE" means the date on which this Agreement shall become effective pursuant to SECTION 3.1, such date being June 10, 1998.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

                  "COLLATERAL" means, collectively, the "Collateral" under and as defined in each and all of the Assignment and Security Agreement(s), Collateral Assignments of Mortgage and REO Mortgages(s), together with any other collateral or security provided by Borrower with respect to the Loan.

                  "COLLATERAL AGENT" means LaSalle National Bank, or such Person's successor in interest or other successor.

                  "COLLATERAL ASSIGNMENT OF ASSIGNMENT OF LEASES" means, with respect to any Mortgage Loan, a collateral assignment of assignment of leases, rents and security deposits or similar instrument, substantially in the form attached hereto as EXHIBIT Q, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the collateral assignment of the Assignment of Leases to or for the benefit of Agent on behalf of the Lenders.

                  "COLLATERAL ASSIGNMENT OF MORTGAGE" means, with respect to any Mortgage Loan, a Collateral Assignment of Beneficial Interest in Mortgage and Other Documents, notice of transfer or equivalent instrument, substantially in the form attached hereto as EXHIBIT P, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the collateral assignment of the Mortgage to or for the benefit of Agent on behalf of the Lenders.

                  "COLLATERAL IMPAIRMENT" means the occurrence of any of the following events without the prior written consent of Agent:

                             (i) if Borrower or any Affiliate of Borrower gives any written notice to any Mortgagor that: (a) directs such person to make any payments on account of or with respect to any Mortgage Loan to which the Collateral Agent is entitled to any Person other than Collateral Agent; or (b) is otherwise inconsistent with the rights and security interests of Agent under any of the Loan Documents;

                             (ii) if any Mortgagor makes any payment to Borrower or any Affiliate of Borrower (or Borrower or any Affiliate of Borrower receives any Capital Event Proceeds or Loss Proceeds) on account of or with respect to any Mortgage Loan and Borrower does not remit such payment to the Agent as required by this Agreement;

                             (iii) if Borrower or any Affiliate of Borrower, or any third-party cash bidder acting by or on behalf of any of the foregoing or on behalf of any principal of Borrower at any foreclosure sale under a Mortgage Loan acquires title to a Mortgaged Property and does not comply with all requirements of this Agreement relating to REO Mortgages and REO Property;

                             (iv) if Borrower or any Affiliate of Borrower causes or permits any Affiliate of Borrower to be substituted as "trustee" under any deed of trust securing a Mortgage Loan;

                             (v) if Borrower or any Affiliate of Borrower consents to (a) any change in the payment terms of a Mortgage Loan or (b) any payment or repayment of a Mortgage Loan for an amount less than the Total Loan Balance or (c) any material waiver, amendment, or modification of any Ground Lease affecting any Mortgaged Property that is a leasehold or any Mortgage Loan;

                             (vi) if Borrower fails to return to Agent or Collateral Agent any Mortgage Loan Documents when and as required by Section 2.18(d); or

                             (vii) if Borrower or any Affiliate of Borrower otherwise intentionally acts or fails to act in any manner that has the effect of impairing or diminishing any Collateral under this Agreement, other than actions

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

                                      and omissions  expressly permitted by this
                                      Agreement    which   are    performed   in
                                      compliance with this Agreement.

                  "COLLATERAL SECURITY INSTRUMENT" means any right, document or instrument, other than an REO Mortgage, given as security for the Loan (including, without limitation, the Pledge Agreement, each Management Subordination and each Contract Assignment, as same may be amended or modified from time to time).

                  "COLLECTION ACCOUNT" has the meaning set forth in SECTION 2.12(a) hereof.

                  "COLLECTION PERIOD" means, with respect to any Payment Date, the prior calendar month; provided, HOWEVER, that in the case of the first Payment Date, the "Collection Period" shall be the period from the Closing Date to the day prior to such Payment Date.

                  "CONDEMNATION PROCEEDS" means, in the event of a Taking with respect to an REO Property or Mortgaged Property, the proceeds in respect of such Taking less any reasonable third party out-of-pocket expenses incurred in connection with the Taking or in collecting such proceeds thereof.

                  "CONSUMER PRICE INDEX" means the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, in the area in which each REO Property is located; All Items (1982-84=100), or any successor index thereto, appropriately adjusted and if the Consumer Price Index ceases to be published and there is no successor thereto, such other index as Borrower and Agent shall agree upon.

                  "CONTINGENT OBLIGATION" means, as used in the definition of Other Borrowings, without duplication, any obligation of the Borrower guaranteeing any indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly. Without limiting the generality of the foregoing, the term "Contingent Obligation" shall include any obligation of the Borrower, whether or not contingent:

                                    (i)   to   purchase    any   such    primary
                           obligation or any property constituting direct or indirect security therefor;

                                    (ii)  to advance or supply funds (x) for the
                           purchase or payment of any such primary obligation or
                           (y) to maintain working capital or equity capital of the primary obligor;

                                    (iii) to purchase  property,  securities  or
                           services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or

                                    (iv)  otherwise  to assure or hold  harmless
                           the owner of such primary obligation against loss in respect thereof.

The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming the Borrower is required to perform thereunder) as determined by the Agent in good faith.

                  "CONTRACT ASSIGNMENT" means, with respect to each REO Property, the Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals, substantially in the form attached hereto as EXHIBIT A, dated as of the applicable Advance Closing Date and executed by a Borrower.

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

                  "CONTRACTS" means the Management Agreement, and all other agreements to which Borrower is a party, of which Borrower is a beneficiary or which are assigned to Borrower by the Manager in the Management Agreement and which are executed in connection with the construction, operation and management of the applicable REO Property (including, without limitation, agreements for the sale, lease or exchange of goods or other property and/or the performance of services by it, in each case whether now in existence or hereafter arising or acquired), as any such agreements have been or may be from time to time amended, supplemented or otherwise modified.

                  "DEED OF TRUST TRUSTEE" means the trustee under any REO Mortgage that is legally a "deed of trust."

                  "DEFAULT" means the occurrence of any event which, but for the giving of notice or the passage of time, or both, would be an Event of Default.

                  "DEFAULT ADMINISTRATION FEE" means an amount equal to the product of (x) 0.5% and (y) the Principal Indebtedness as of the date the Default Administration Fee becomes payable; PROVIDED, that the Default Administration Fee shall not be payable in the circumstance described in SECTION
7.4 (i.e., if the Repayment Fee is being paid in connection with a repayment or prepayment of the Principal Indebtedness after the occurrence of such Event of Default and prior to its cure).

                  "DEFAULT RATE" means the per annum interest rate equal to 5.0% per annum in excess of the rate otherwise applicable hereunder.

                  "DEFICIENT  AMOUNT"  has the  meaning set forth in SECTION 5.1
(x)(iv)(2).

                  "DOCUMENTS" means all "documents" as defined in the UCC or other receipts covering, evidencing or representing goods now owned or hereafter acquired by the Borrower.

                  "ELIGIBLE ACCOUNT" means a separate and identifiable account from all other funds held by the holding institution that is: (i) an account maintained with a federal or state chartered depository institution or trust company whose (1) commercial paper, short-term debt obligations or other short-term deposits (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper, short-term debt obligations or other short-term deposits of such holding company) are rated by the Rating Agencies not less than "A-i" (or the equivalent), if the deposits are to be held in the account for less than thirty
(30) days or (2) long-term unsecured debt obligations are rated at least "AA-" (or the equivalent), if the deposits are to be held in the account more than thirty (30) days, (ii) an account the deposits in which are fully insured by the FDIC or (iii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations SECTION 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity. An Eligible Account shall not be evidenced by a certificate of deposit, passbook or other instrument. Following a downgrade, withdrawal, qualification or suspension of such institution's rating, each account must promptly (and in any case within not more than thirty (30) calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted.

                  "ENGINEER" means The Sear-Brown Group, Eckland Consultants Inc. or such other Independent Engineer as shall be reasonably approved by the Agent.

                  "ENGINEERING REPORT" means the structural engineering reports with respect to an REO Property or Mortgaged Property prepared by an Engineer and delivered to the Agent in connection with an Advance and any amendments or supplements thereto delivered to the Agent.

                  "ENVIRONMENTAL   AUDITOR"  means  Eckland   Consultants  Inc.,
Terrafirma or such other Independent environmental auditor as shall be approved by the Agent.

                  "ENVIRONMENTAL CLAIM" means any notice, notification, request for information, claim, administrative, regulatory or judicial action, suit, judgment, demand or other communication (whether written or oral) by any Person or Governmental Authority alleging or asserting liability with respect to the Borrower, the Manager in its capacity as Manager of any REO Property or any REO Property (whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory, response, remedial or cleanup costs, damages to natural resources, personal injuries, fines or penalties) arising out of, based on or resulting from (i) the presence, Use or Release into the environment of any Hazardous Substance at any location (whether or not owned, managed or operated by the Borrower or the Manager), (ii) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law or (iii) any alleged injury or threat of injury to health, safety or the environment.

                  "ENVIRONMENTAL INDEMNITY AGREEMENT" means that certain environmental indemnity agreement relating to Hazardous Substances, Environmental Laws and environmental conditions with respect to the REO Properties and Mortgaged Properties, dated as of the Closing Date, made by the Borrower and the Guarantor to the Agent for the benefit of the Lenders, in the form attached hereto as EXHIBIT K.

                  "ENVIRONMENTAL LAWS" means any and all present and future federal, state or local laws, statutes, ordinances or regulations, any judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as now or hereafter in effect, relating to the environment, human health or safety, or the Release or threatened Release of Hazardous Substances or otherwise relating to the Use of Hazardous Substances.

                  "ENVIRONMENTAL REPORTS" means a "Phase I Environmental Site Assessment" (and, if necessary, a "Phase II Environmental Site Assessment") as referred to in the ASTM Standards on Environmental Site Assessments for Commercial Real Estate, E 1527-94 and an asbestos survey (if applicable, after completion of the Phase I Environmental Site Assessment), with respect to each REO Property or Mortgaged Property, prepared by an Environmental Auditor, and any other environmental report delivered to the Agent pursuant to the provisions hereof and any amendments or supplements thereto delivered to the Agent.

                  "EQUIPMENT" means all "equipment" as defined in the UCC, now or hereafter owned by the Borrower or in which the Borrower has or shall acquire an interest, now or hereafter located on, attached to or contained in or used or usable in connection with any REO Property, and shall also mean and include all building materials, construction materials, personal property constituting furniture, fittings, appliances, apparatus, leasehold improvements, machinery, devices, interior improvements, appurtenances, equipment, plant, furnishings, fixtures, computers, electronic data processing equipment, telecommunications equipment and other fixed assets now owned or hereafter acquired by the Borrower and now or hereafter used in the operation of the business conducted at any REO Property, and all Proceeds thereof and as well as all additions to, substitutions for, replacements of or accessions to any of the items recited as aforesaid and all attachments, components, parts (including spare parts) and accessories, whether installed thereon or affixed thereto, and wherever located, now or hereafter owned by the Borrower and used or intended to be used in connection with, or with the operation of, any REO Property or the buildings, structures, or other improvements now or hereafter located at such REO Property, or in connection with any construction being conducted or which may be conducted thereon, all regardless of whether the same are located on such REO Property or are located elsewhere (including, without limitation, in warehouses or other storage facilities or in the possession of or on the premises of a bailee, vendor or manufacturer) for purposes of manufacture, storage, fabrication or transportation and all extensions and replacements to, and proceeds of, any of the foregoing, but exclusive of those items which are property of tenants of any REO Property or owned by the Manager, a third party contractor or any other third party.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA AFFILIATE" means any corporation or trade or business that is a member of any group of organizations (i) described in SECTION 4 14(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

                  "EVENT OF DEFAULT" has the meaning set forth in SECTION 7.1 hereof.

                  "EXCESS PROCEEDS TEST" means, as of any date of calculation in connection with a Capital Event, the test that shall be satisfied if, after the consummation of a Capital Event, the Property Diversification Test is satisfied.

                  "EXCESS PROCEEDS TEST NOTICE" means a written notice from Agent to the Borrower, a copy of which shall be delivered concurrently to the Collateral Agent, advising the Borrower whether or not the Borrower has satisfied the Excess Proceeds Test and stating the applicable Release Price and Borrower Excess Proceeds.

                  "EXTENDED MATURITY DATE" has the meaning set forth in SECTION 2.17(a) hereof.

                  "EXTENSION CONDITIONS" has the meaning set forth in SECTION 2.17(a) hereof.

                  "EXTENSION FEE" has the meaning set forth in SECTION 2.17(a) hereof.

                  "EXTENSION NOTICE" has the meaning set forth in SECTION 2.17(a) hereof.

                  "EXTENSION OPTION" has the meaning set forth in SECTION 2.17(a) hereof.

                  "FEE LETTER" means the letter entered into by and among the Borrower, Agent and Collateral Agent, with respect to the fees of Collateral Agent under this Agreement.

                  "FINAL COLLATERAL AGENT CERTIFICATION" has the meaning set forth in SECTION 2.18(b).

                  "FIRST MORTGAGE LOAN" has the meaning set forth in SECTION 5.1(cc).

                  "FISCAL YEAR" means the 12-month period ending on December 31st of each year (or, in the case of the first fiscal year, such shorter period from the Closing Date through such date) or such other fiscal year of Borrower as Borrower may select from time to time with the prior consent of Agent.

                  "FUND" has the meaning set forth in the definition of "Permitted Investments."

                  "GAAP" means generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

                  "GENERAL INTANGIBLES" means all "general intangibles" as defined in the UCC, now owned or hereafter acquired by the Borrower.

                  "GLOBAL NOTE" means the global note substantially in the form of EXHIBIT B-1 hereto, made by Borrower to Agent pursuant to this Agreement, as such note may be modified, amended, supplemented or extended. To the extent that Agent from time to time exchanges interests in the Global Note for Registered Notes pursuant to SECTION 2.4(b) hereof, every reference to the Global Note shall be deemed to include all such Registered Notes.

                  "GOVERNMENTAL AUTHORITY" means any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GROSS REVENUE" means, for any period, the total dollar amount of all income and receipts received by, or for the account of, the Borrower in the ordinary course of business with respect to each REO Property or Mortgage Loan (including, without limitation, all Rents, Money and Proceeds of any Accounts), but excluding Loss Proceeds and Proceeds from any Capital Event with respect to an REO Property or Mortgage Loan.

                  "GROUND  LEASE" means,  with respect to a Mortgage Loan or REO
Property, if applicable, the leasehold interest of a Mortgagor in a Mortgaged Property or Borrower in such REO Property, respectively.

                  "GROUND  LEASE  IMPAIRMENT"  means  with  respect  to a Ground
Lease: (i) any termination, cancellation or surrender (in each case in whole or in part and whether or not pursuant to an express right contained in the Ground Lease); (ii) any modification, amendment or supplementation, or other change affecting such Ground Lease; (iii) any subordination by a Borrower, or consent to the subordination by a Borrower of, such Borrower's interest in such Ground Lease to any mortgage or other Lien encumbering (or that may in the future encumber) the estate of the lessor under the Ground Lease in any premise(s) demised to a Borrower under a Ground Lease; or (iv) a Borrower's delivery of any notice to any lessor under a Ground Lease that impairs or may impair, or purports to limit the exercise of, Agent's rights and remedies under the related leasehold REO Mortgage or the applicable Ground Lease, whether caused by a Borrower or suffered or permitted to occur by a Borrower.

                  "GROUND RENT" means any and all payments required of a Borrower under a Ground Lease, including base rent, fixed rent, additional rent, and any other payments, sums or charges payable or required to be paid, whether to the ground lessor or to a third party, under a Ground Lease.

                  "GUARANTOR" means Ocwen Partnership, L.P., a Virginia limited partnership.

                  "GUARANTY OF PAYMENT" means, with respect to the Loan, the Guaranty of Payment, as amended, guaranteeing the full and timely repayment of the Loan, from the Guarantor to the Agent for the benefit of the Lenders, in the form attached hereto as EXHIBIT M.

                  "GUARANTY OF NONRECOURSE OBLIGATIONS" means, with respect to the Loan, the Guaranty of Nonrecourse Obligations guaranteeing the exceptions to the nonrecourse provisions of the Loan Documents for which liability is retained as described in SECTION 8.24 hereof, from the Guarantor to the Agent for the benefit of the Lenders, in the form attached hereto as EXHIBIT G.

                  "HAZARDOUS SUBSTANCE" means, collectively, (i) any petroleum or petroleum products or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBS"), lead in drinking water, and lead-based paint, (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definitions of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (iii) any other chemical or any other hazardous material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

                  "IMPOSITIONS" means all taxes (including, without limitation, all real estate, ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed within the term of the Loan, if any), ground rents, water, sewer or other rents and charges, excises, levies, governmental fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of any REO Property, including any Rents and Accounts (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a lien upon (i) the Borrower (including, without limitation, all income, franchise, single business or other taxes imposed on the Borrower for the privilege of doing business in the jurisdiction in which any REO Property, or any other collateral delivered or pledged to the Lenders in connection with the Loan, is located) or the Lenders, (ii) any REO Property, or any other collateral delivered or pledged to the Lenders in connection with the Loan, or any part thereof or any Rents therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with any REO Property or the leasing or use of such REO Property or any part thereof, or the acquisition or financing of the acquisition of such REO Property by the Borrower.

                  "IMPROVEMENTS" means all buildings, structures, fixtures and improvements of every nature whatsoever situated on the Land comprising any REO Property on the Closing Date or thereafter (including, without limitation, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Land or said buildings, structures or improvements and including any additions, enlargements, extensions, modifications, repairs or replacements thereto, but exclusive of those items which are the property of the tenants of such REO Property or of any other Person other than the Borrower).

                  "INDEBTEDNESS" means the Principal Indebtedness, together with all other obligations and liabilities due or to become due to the Lenders pursuant hereto, under the Global Note, any Registered Note, the REO Mortgages or in accordance with any of the other Loan Documents, and all other amounts, sums and expenses paid by or payable to the Lenders hereunder or pursuant to the Global Note, any Registered Note or any of the other Loan Documents, including any Repayment Fee.

                  "INDEMNIFIED PARTIES" has the meaning set forth in SECTION 5.1(i).

                  "INDEPENDENT" means, when used with respect to any Person, a Person who (i) does not have any direct financial interest or any material indirect financial interest in the Borrower or in any Affiliate of the Borrower and (ii) is not connected with the Borrower or any Affiliate of the Borrower as an officer, employee, trustee, partner, director or person performing similar functions.

                  "INDEX MATURITY" has the meaning set forth in the definition of LIBOR.

                  "INITIAL COLLATERAL AGENT CERTIFICATION" has the meaning set forth in SECTION 2.18(a).

                  "INSTRUMENTS" means (i) all "instruments" as defined in the UCC, "chattel paper" as defined in the UCC, or letters of credit, evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Collateral (including, without limitation, promissory notes, drafts, bills of exchange and trade acceptances) and chattel paper obtained by the Borrower in connection with any REO Property or Mortgaged Property (including, without limitation, all ledger sheets, computer records and printouts, data bases, programs, books of account and files of the Borrower relating thereto), (ii) notes or other obligations of indebtedness owing to the Borrower from whatever source arising, in each case now owned or hereafter acquired by the Borrower and (iii) all material covenants, agreements, restrictions and encumbrances contained in any instruments, at any time in force affecting any REO Property or Mortgaged Property or any part thereof (including, without limitation, any which may (a) require material repairs, modifications or alterations in or to any REO Property or Mortgaged Property or any part thereof, or (b) in any way limit the use and enjoyment thereof).

                  "INSURANCE PROCEEDS" means, in the event of a casualty with respect to any REO Property or Mortgaged Property, the proceeds received under any insurance policy.

                  "INSURANCE REQUIREMENTS" means all material terms of any insurance policy required pursuant to this Agreement or any Mortgage and all material regulations and then current standards applicable to or affecting any REO Property or Mortgaged Property or any part thereof or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over such REO Property or Mortgaged Property, or such other body exercising similar functions.

                  "INSURED  CASUALTY"  has the  meaning set forth in SECTION 5.1
(X)(iv)(2).

                  "INTEREST ACCRUAL PERIOD" means, in connection with the calculation of interest accrued with respect to any Payment Date, the period from and including the preceding Payment Date to but excluding such Payment Date; PROVIDED, HOWEVER, that the first Interest Accrual Period for the Loan shall be from the Closing Date to but excluding the first Payment Date.

                  "INTEREST DETERMINATION DATE" means, in connection with the calculation of interest accrued for any Interest Accrual Period, the second Business Day preceding the first day of such Interest Accrual Period.

                  "INVENTORY" means all of the Borrower's right, title and interest in and to any "inventory" as defined in the UCC, whether now or hereafter existing or acquired, and which arises out of or is used in connection with, directly or indirectly, the ownership and operation of any REO Property, all Documents representing the same and all Proceeds and products of such Inventory.

                  "JOINDER" means, with respect to each Borrower joining this Agreement, the Joinder, in the form attached as EXHIBIT S, dated as of the applicable Advance Closing Date and executed by the applicable Borrower pursuant to which such Borrower joins in and assumes the obligations of a Borrower under this Agreement, the Global Note, each Registered Note and the other Loan Documents and by each partner of member of such Borrower pursuant to which such partner or member confirms the pledge of the related ownership interests to the Agent.

                  "LAND" has the meaning provided in any REO Mortgage.

                  "LEASES" means all leases, subleases, lettings, occupancy agreements, tenancies and licenses of a Mortgaged Property or by the Borrower as landlord of each REO Property or any part thereof now or hereafter entered into, and all amendments, extensions, renewals and guarantees thereof, and all security therefor.

                  "LEASING COMMISSIONS" means leasing commissions incurred by the Borrower (including, without limitation, under the Management Agreement) in connection with leasing the commercial or retail space at any REO Property or any portion thereof.

                  "LEGAL REQUIREMENTS" means all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including, without limitation, Environmental Laws) affecting either Borrower, an REO Property or Mortgaged Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof (whether now or hereafter enacted and in force), and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, at any time in force affecting such REO Property or Mortgaged Property or any part thereof (including, without limitation, any which may (i) require repairs, modifications or alterations in or to such REO Property or Mortgaged Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof), but excluding matters which are the responsibility solely of tenants under Leases.

                  "LENDER" has the meaning provided in the first paragraph of this Agreement.

                  "LENDER'S TERMS" has the meaning provided in SECTION 5.1(W).

                  "LIBOR" means the rate per annum calculated as set forth below:

                                    (i)    On each Interest  Determination Date,
                           LIBOR will be determined on the basis of the offered rate for deposits of not less than U.S. $1,000,000 for a period of one month (the "INDEX MATURITY"), commencing on such Interest Determination Date, which appears on Telerate Page 3750 as of 11:00 a.m., London time (or such other page as may replace the Telerate Page on that service for the purposes of displaying London interbank offered rates of major banks). If no such offered rate appears, LIBOR with respect to the relevant Interest Accrual Period will be determined as described in (ii) below.

                                    (ii)   With    respect   to   an    Interest
                           Determination Date on which no such offered rate appears on Telerate Page 3750 as described in (i) above, LIBOR shall be the arithmetic mean, expressed as a percentage, of the offered rates for deposits in U.S. dollars for the Index Maturity which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on such date. If, in turn, such rate is not displayed on the Reuters Screen LIBO Page at such time, then LIBOR for such date will be obtained from the preceding Business Day for which the Reuters Screen LIBO Page displayed a rate for the Index Maturity.

                                    (iii)  If on any Interest Determination Date
                           the Agent is required but unable to determine LIBOR in the manner provided in paragraphs (i) and (ii) above, LIBOR for the next Interest Accrual Period shall be LIBOR as determined on the previous Interest Determination Date or, in the case of the first Interest Determination Date, 5.65625%.

All percentages resulting from any calculations referred to in this Agreement will be rounded upwards, if necessary, to the nearest multiple of 1/100 of 1 % (with one-half of 1/100 of 1 % or more being rounded upwards) and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounded upwards).

                  "LIEN" means any mortgage,  deed of trust,  lien (statutory or other), pledge, hypothecation, assignment, preference, priority, security interest, or any other encumbrance or charge on or affecting an REO Property or Mortgaged Property or any portion thereof or the Borrower, or any interest therein (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the UCC or comparable law of any other jurisdiction, domestic or foreign, and mechanic's, materialmen's and other similar liens and encumbrances).

                  "LOAN" has the meaning provided in the Recitals hereto.

                  "LOAN AMOUNT" has the meaning provided in the Recitals hereto.

                  "LOAN DOCUMENTS" means this Agreement, the Global Note, the Registered Note, the REO Mortgages, the Assignment and Security Agreement, the Collateral Assignments of Mortgage, the Collateral Assignments of Assignment of Leases, the Management Agreement, the Management Subordinations, the Contract Assignments, the Assignments of Leases and Rents, the Guaranty of Nonrecourse Obligations, the Guaranty of Payment, the Pledge Agreement, the Joinders and all other agreements, instruments, certificates and documents delivered by or on behalf of Borrower, the Manager or an Affiliate to evidence or secure the Loan or otherwise in satisfaction of the requirements of this Agreement, the REO Mortgages or the other documents listed above as same may be amended or modified from time to time.

                  "LOSS PROCEEDS" means Condemnation Proceeds and/or Insurance Proceeds.

                  "LOST NOTE AFFIDAVIT" means an affidavit, executed by the mortgagee or its assignee or the successor in interest of either of them, with respect to a Mortgage Note, certifying that the Mortgage Note has been lost or misplaced and the circumstances of such loss, and containing the mortgagee's indemnity against any loss, liability or expense incurred on account of such loss, all on terms and conditions satisfactory to Agent.

                  "LOSSES" has the meaning set forth in SECTION 5.1(J).

                  "MANAGEMENT AGREEMENT" means, with respect to each REO Property, the property management agreement entered into between Borrower and the Manager, substantially in the form attached hereto as EXHIBIT D, or in such other form as may be approved by the Agent, as such agreement may be amended, modified or supplemented and in effect from time to time.

                  "MANAGEMENT SUBORDINATION" means, with respect to each REO Property, each Manager's Consent and Subordination of Management Agreement, substantially in the form attached hereto as EXHIBIT E, dated as of the applicable Advance Closing Date, executed by the Manager, the Borrower and the Agent.

                  "MANAGER" means Compass Management and Leasing, Inc., a Delaware corporation, or its successor in interest, or any other Manager approved by Agent.

                  "MARKET VALUE" means, with respect to an REO Property or Mortgage Loan at any time, Agent's estimate of the current market value of such REO Property or Mortgage Loan based upon such methods of analysis as Agent shall determine in its sole reasonable discretion; PROVIDED, that the "Market Value" of any Mortgage Loan that is in default or which is thirty (30) days or more delinquent in respect of any debt service payment required thereunder shall be zero. Whenever a Market Value determination is required under this Agreement, Borrower shall cooperate with Agent in its determination of Market Value of each REO Property or Mortgage Loan (including, without limitation, providing all information and documentation in the possession of Borrower regarding any individual REO Property or Mortgaged Property).

                  "MARKET VALUE TEST" mean, as of any date of calculation, the test that shall be satisfied if the Principal Indebtedness is not greater than the product of the Market Value and 75%.

                  "MARKET VALUE TEST DEFAULT" means the Event of Default which shall occur if the Borrower fails to make a mandatory prepayment of the Loan on the date and in the amount required pursuant to SECTION 2.7(c). The exercise by the Borrower of the right to prepay the entire Principal Indebtedness pursuant to Section 5.1(bb) shall not in any way limit or affect the occurrence of a Market Value Test Default pursuant to SECTION 2.7(c).

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect upon
(i) the business operations, properties, assets or condition (financial or otherwise) of the Borrower, (ii) the ability of the Borrower to perform, or of Lenders to enforce, any of the Loan Documents or (iii) the value of any REO Property or Mortgage Loan or the operation thereof.

                  "MEZZANINE LOAN" has the meaning set forth in SECTION 5.1(cc).

                  "MORTGAGE" means, with respect to any Mortgage Loan, the mortgage, deed of trust or other instrument creating a lien on or priority ownership interest in an estate in fee simple in real property or a Ground Lease securing a Mortgage Note. To the extent any such mortgage, deed of trust or other instrument has been restated or amended, "Mortgage" shall mean such mortgage, deed of trust or other instrument as so restated or amended.

                  "MORTGAGE LOAN" means each of the mortgage loans collaterally assigned to or for the benefit of Agent pursuant to the provisions of the Assignment and Security Agreement and the Collateral Assignments of Mortgage (including proceeds from the conversion or sale of any Mortgage Loan) evidenced by a Mortgage Note and secured by a first Lien Mortgage.

                  "MORTGAGE  LOAN  DOCUMENTS"  means  all  of the  documents  or instruments necessary in the reasonable judgment of Agent's counsel to effectuate and perfect the pledge of the Mortgage Loans to or for the benefit of Agent hereunder, which documents and instruments shall include, without limitation:

                  (a)THE ORIGINAL EXECUTED MORTGAGE NOTE ENDORSED IN BLANK BY THE APPLICABLE BORROWER (OR IF THE ORIGINAL MORTGAGE NOTE HAS BEEN LOST, AN ORIGINAL LOST NOTE AFFIDAVIT WITH A COPY OF THE ORIGINAL EXECUTED MORTGAGE NOTE ATTACHED) CONTAINING (x) A COMPLETE CHAIN OF ORIGINAL ENDORSEMENTS FROM THE NAMED PAYEE TO BORROWER (PROVIDED THAT WITH RESPECT TO MORTGAGE NOTES THAT HAVE BEEN TRANSFERRED AT ANY TIME PURSUANT TO A STATUTORY MERGER, CONSOLIDATION OR OTHER SUCH TRANSACTION, OTHER EVIDENCE OF THE LEGAL BASIS FOR THE ACQUISITION THEREOF, SUCH AS A CERTIFICATE OF MERGER, MAY BE FURNISHED IN LIEU OF SUCH ENDORSEMENTS) AND (y) ORIGINAL COUNTERPARTS OF ALL EXTENSIONS AND MODIFICATIONS THEREOF (OR SIMILAR AFFIDAVITS AS TO LOST EXTENSIONS OR MODIFICATIONS);

                  (b)THE ORIGINAL RECORDED MORTGAGE, WITH EVIDENCE OF RECORDING THEREON (OR, IN THOSE INSTANCES WHERE THE ORIGINAL IS NOT AVAILABLE AND IS NOT REQUIRED IN ORDER TO ENFORCE BORROWER'S INTEREST IN SUCH MORTGAGE LOAN, A COPY OF THE MORTGAGE CERTIFIED BY THE BORROWER TO BE A TRUE AND CORRECT COPY OF THE ORIGINAL SUBMITTED FOR RECORDING) AND EACH ORIGINAL RECORDED (OR COPY CERTIFIED AS SET FORTH ABOVE IN THIS PARAGRAPH) PRIOR INTERVENING ASSIGNMENT THEREOF SHOWING A COMPLETE CHAIN OF RECORDED ASSIGNMENTS FROM THE ORIGINAL MORTGAGEE TO BORROWER, AND THE ORIGINAL OF ANY ASSUMPTION OR MODIFICATION AGREEMENT WITH EVIDENCE OF THE RECORDING THEREOF INDICATED THEREON, TOGETHER WITH ORIGINALS OR COPIES OF ANY FORBEARANCE OR RESTRUCTURING AGREEMENTS PERTAINING THERETO;

                  (c)AN EXECUTED COLLATERAL ASSIGNMENT OF MORTGAGE IN RECORDABLE FORM IN FAVOR OF AGENT;

                  (d)IF THE MORTGAGOR HAS ASSIGNED ITS RIGHTS UNDER LEASES ON THE RELATED MORTGAGED PROPERTY TO THE HOLDER OF SUCH MORTGAGE BY A SEPARATE INSTRUMENT, THE ORIGINAL ASSIGNMENT OF LEASES (OR, IN THOSE INSTANCES WHERE THE ORIGINAL IS NOT AVAILABLE, A COPY OF THE ASSIGNMENT OF LEASES CERTIFIED BY THE APPLICABLE BORROWER TO BE A TRUE AND CORRECT COPY OF THE ORIGINAL ASSIGNMENT OF LEASES), WITH EVIDENCE OF RECORDING THEREON, AND ANY INTERVENING ASSIGNMENTS THEREOF SHOWING A COMPLETE CHAIN OF RECORDED ASSIGNMENTS FROM THE ORIGINAL MORTGAGEE TO BORROWER;

                  (e)AN EXECUTED COLLATERAL ASSIGNMENT OF ASSIGNMENT OF LEASES IN RECORDABLE FORM IN FAVOR OF AGENT;

                  (f)WITH RESPECT TO ANY MORTGAGE LOAN FOR WHICH PAYMENTS ON THE RELATED MORTGAGE NOTE SHALL BE OR HAVE BEEN AND CONTINUE TO BE GUARANTEED BY A PERSON OTHER THAN THE RELATED MORTGAGOR, AN ORIGINAL (WHERE AVAILABLE) OR COPY OF THE AGREEMENT RELATING TO SUCH GUARANTEE;

                  (g)THE ORIGINAL TITLE POLICY, INSURING THE INTEREST OF THE LENDER WITH RESPECT TO THE MORTGAGED PROPERTY, OR, IF SUCH ORIGINAL TITLE POLICY IS NOT AVAILABLE, A COPY THEREOF, IF ANY, AND SUCH TITLE POLICY SHALL INCLUDE THE FOLLOWING ENDORSEMENTS, AS APPLICABLE: (a) FOR ANY ADDITIONAL ADVANCES OVER THE ORIGINAL AMOUNT OF THE INSURED DEBT, AN ADDITIONAL ADVANCE ENDORSEMENT; (b) FOR ANY REVOLVING MORTGAGE LOANS, A REVOLVING CREDIT ENDORSEMENT; (c) FOR ANY MULTI-DISBURSEMENT LOAN, IN JURISDICTIONS WHERE BY CUSTOM THE AMOUNT OF TITLE COVERAGE IS INCREASED BY ENDORSEMENT WITH EACH DISBURSEMENT, ALL SUCH ENDORSEMENTS; (d) ALTA 110.5 ENDORSEMENTS OR EQUIVALENT, IN THE CASE TO THE EXTENT THE SAME ARE APPLICABLE IN RESPECT OF THE RELATED MORTGAGE LOAN; (e) SUCH OTHER ENDORSEMENTS AS AGENT SHALL REASONABLY REQUIRE; AND (f) AN ENDORSEMENT RECOGNIZING BORROWER AS THE INSURED AND AGENT (OR COLLATERAL AGENT ACTING ON AGENT'S BEHALF) AS COLLATERAL ASSIGNEE PURSUANT TO THE COLLATERAL ASSIGNMENT OF MORTGAGE;

                  (h)A COPY OF THE UCC-1 FINANCING STATEMENT AND RELATED CONTINUATION STATEMENTS, IF ANY, EACH WITH EVIDENCE OF FILING THEREON, TOGETHER WITH EITHER (x) ASSIGNMENTS OF FINANCING STATEMENTS ON FORM UCC-3 OR UCC-2 NAMING BORROWER AS ASSIGNOR AND AGENT ON BEHALF OF THE LENDERS AS ASSIGNEE OR
(y) IF REQUIRED UNDER APPLICABLE LAW, A NEW FINANCING STATEMENT ON FORM UCC-1 NAMING BORROWER AS DEBTOR AND AGENT ON BEHALF OF THE LENDERS AS SECURED PARTY;

                  (i)IF SEPARATE FROM THE MORTGAGE, THE ORIGINAL SECURITY AGREEMENT, ALL ORIGINAL PRIOR ASSIGNMENTS THEREOF (OR, IN THOSE INSTANCES WHERE THE ORIGINAL SECURITY AGREEMENT AND ORIGINAL PRIOR ASSIGNMENTS THEREOF ARE NOT AVAILABLE, A COPY OF THE ORIGINAL SECURITY AGREEMENT AND ORIGINAL PRIOR ASSIGNMENTS CERTIFIED BY BORROWER TO BE A TRUE AND CORRECT COPY OF THE ORIGINAL SECURITY AGREEMENT AND ORIGINAL PRIOR ASSIGNMENTS), AND AN ASSIGNMENT THEREOF FROM BORROWER TO AGENT ON BEHALF OF THE LENDERS;

                  (j)ANY AND ALL AMENDMENTS, MODIFICATIONS AND SUPPLEMENTS TO, AND ANY WAIVERS RELATED TO, ANY OF THE FOREGOING;

                  (k)AN  ORIGINAL  ASSIGNMENT  IN BLANK OF ALL THE MORTGAGE LOAN
DOCUMENTS   UNDER  WHICH   BORROWER   HOLDS   RIGHTS,   EXECUTED  BY   BORROWER;

                  (l)A UNILATERAL NOTICE OF COLLATERAL ASSIGNMENT OF MORTGAGE LOAN; AND

                  (m)SUCH OTHER DOCUMENTS, DELIVERIES, CERTIFICATES AND OTHER ITEMS AS AGENT SHALL REQUIRE TO EFFECTUATE AND PERFECT THE COLLATERAL ASSIGNMENT TO AGENT OR COLLATERAL AGENT OF THE MORTGAGE LOAN AND ALL RIGHTS OF BORROWER UNDER THE MORTGAGE LOAN. "MORTGAGE NOTE" means the note or other evidence of the indebtedness of a Mortgagor in respect of a Mortgage Loan secured by a Mortgage, including any loan agreement evidencing or setting forth the terms of such indebtedness.

                  "MORTGAGED PROPERTY" means the commercial or multi-family real property that constitutes first Lien security for a Mortgage Loan, together with any real or personal property, fixtures, leases and other property or rights pertaining thereto.

                  "MORTGAGOR" means the obligor on a Mortgage Note and the then-current owner of any Mortgaged Property.

                  "MATURITY DATE" means the earlier of (a) the Original Maturity Date, or if such date has been extended pursuant to the provisions of SECTION
2.17 hereof, the Extended Maturity Date, or (b) such earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise under this Agreement or any of the other Loan Documents.

                  "MONEY" means all moneys, cash, rights to deposit or savings accounts or other items of legal tender obtained from or for use in connection with the operation of the Mortgaged Property.

                  "MONTHLY  STATEMENT"  has  the  meaning  provided  in  SECTION
2.12(d).

                  "MULTIEMPLOYER PLAN" means a multiemployer benefit plan defined as such in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "NET PROCEEDS" means either (x) the purchase price (at foreclosure or otherwise) actually received by the Agent from a third party purchaser with respect to each REO Property or Mortgage Loan, as a result of the exercise by the Agent of its rights, powers, privileges and other remedies after the occurrence of an Event of Default or (y) in the event that the Agent (or its nominee) is the purchaser at foreclosure of such REO Property or Mortgage Loan, the higher of (i) the amount of the Agent's credit bid or (ii) such amount as shall be determined in accordance with applicable law (including, if applicable, the fair market value of such REO Property), and in either case minus all reasonable costs and expenses (including, without limitation, all attorneys' fees and disbursements and any brokerage fees, if applicable) incurred by the Agent (and its nominee, if applicable) in connection with the exercise of such remedies; PROVIDED, HOWEVER, that such costs and expenses shall not be deducted to the extent such amounts previously have been added to the Indebtedness in accordance with the terms of the applicable REO Mortgage or applicable law.

                  "NEW GROUND LEASE" means, after the termination or expiration of any Ground Lease, any new, replacement or 4 substitute Ground Lease issued to or obtained by Agent or its designee with respect to or in place of the terminated Ground Lease, whether pursuant to any provision of the terminated Ground Lease or otherwise.

                  "OFFICER'S CERTIFICATE" means a certificate delivered to the Agent by the Borrower which is signed by an authorized officer of the Borrower.

                  "OPERATING BUDGET" means, with respect to any Fiscal Year, the operating budget for each REO Property reflecting Borrower's projections of Gross Revenues, operating expenses and Capital Improvement Costs for such REO Property for such Fiscal Year and on an annual and monthly basis and submitted by Borrower to the Agent for its approval in accordance with the provisions of
SECTION 5.1(R)(vi).

                  "ORGANIZATION AGREEMENT" means, individually or collectively, as applicable, the Limited Partnership Agreement of OAIC California Partnership, L.P., dated as of August 26, 1997, and amended and restated as of May 13, 1998, and of OAIC California Partnership II, L.P., dated as of January 16, 1998 and amended and restated as of May 13, 1998, and each other limited partnership agreement with respect to a limited partnership or limited liability company agreement with respect to a limited liability company that joins this Agreement after the Closing Date, each as amended and restated from time to time.

                  "ORIGINAL MATURITY DATE" has the meaning set forth in SECTION 2.17(a) hereof.

                  "ORIGINATION FEE" means the fee designated as "ORIGINATION FEE" in the Application and payable by the Borrower to Agent on each Advance Closing Date.

                  "OTHER BORROWINGS" means, with respect to the Borrower without duplication (but not including the Indebtedness) (i) all indebtedness of the Borrower for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of the Borrower evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of the Borrower and, without duplication, all unreimbursed amounts drawn thereunder, and obligations evidenced by bankers' acceptances, (iv) all indebtedness of the Borrower secured by a Lien on any property owned by the Borrower (whether or not such indebtedness has been assumed), (v) all Contingent Obligations of the Borrower, (vi) liabilities and obligations for the payment of money relating to a capitalized lease obligation or sale/leaseback obligation, (vii) liabilities and obligations representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of business that would constitute ordinarily a trade payable to trade creditors, and (viii) all payment obligations of the Borrower under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars or similar agreements) and similar agreements.

                  "PARTICIPATION" has the meaning provided in SECTION 5.1(v).

                  "PAYMENT DATE" has the meaning provided in SECTION 2.5.

                  "PAYMENT DATE STATEMENT" has the meaning provided in SECTION 2.12(d).

                  "PBGC"  means  the  Pension   Benefit   Guaranty   Corporation
established under ERISA, or any successor thereto.

                  "PERMITS" means all licenses, permits, variances and certificates used in connection with the ownership, operation, use or occupancy of any REO Property issued to or on behalf of Borrower (including, without limitation, business licenses, state health department licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of any REO Property).

                  "PERMITTED ENCUMBRANCES" means, with respect to each REO Property or Mortgaged Property, collectively, (i) the Liens created by the applicable REO Mortgage or Mortgage, respectively, and the other Loan Documents of record, (ii) all Liens and other matters disclosed on the Title Insurance Policy concerning such REO Property or Mortgaged Property, (iii) Liens, if any, for Impositions imposed by any Governmental Authority not yet delinquent or being contested in good faith and by appropriate proceedings in accordance with the applicable REO Mortgage or Mortgage, respectively, and (iv) rights of existing and future tenants and residents as tenants only pursuant to Leases.

                  "PERMITTED INVESTMENTS" means any one or more of the following obligations or securities acquired at a purchase price of not greater than par:

                                    (i)    obligations of, or obligations  fully
                            guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States of America;

                                    (ii)   obligations  of the following  United
                            States of  America  government  sponsored  agencies:
                            Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations);

                                    (iii)  federal funds, unsecured certificates
                            of deposit, time deposits, bankers' acceptances and repurchase agreements with maturates of not more than 365 days of any bank, the short-term obligations of which are rated in the highest short-term rating category by the Rating Agencies;

                                    (iv)   certificates  of  deposit,  demand or
                            time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, PROVIDED that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) has the highest short-term rating of the Rating Agencies or is rated with a long term rating of at least AA- by Standard & Pool's Ratings Services or at least Aa3 by Moody's Investors Service, Inc. for such securities;

                                    (v)    debt  obligations  with  maturates of
                            not more than 365 days and rated by the Rating Agencies in their highest long-term unsecured rating category;

                                    (vi)   commercial   paper   (including  both
                           non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturates of not more than 270 days and that is rated by the Rating Agencies in their highest short-term unsecured debt rating;

                                    (vii)  the Federated Prime  Obligation Money
                            Market Fund (the "FUND") so long as the Fund is rated "AAA" (or the equivalent) by the Rating Agencies;

                                    (viii) units of taxable  money  market funds
                            which funds are regulated investment companies and seek to maintain a constant net asset value per share and which are rated in the highest category by the Rating Agencies; and

                                    (ix)   any  other  demand,  money  market or
                            time deposit, demand obligation or any other obligation, security or investment, which the Agent shall have approved in writing;

PROVIDED,  HOWEVER,  that (A) the  investments  described in CLAUSES (I) through
(VI) above must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity; and PROVIDED, FURTHER, that, in the judgment of the Agent, such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if such instrument or security evidences (x) a right to receive only interest payments or (y) the right to receive principal and interest payments derived from an underlying investment at a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

                  "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

                  "PERSONALTY" means all right, title and interest of the Borrower in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by the Borrower and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to any REO Property or which may be used in or relating to the planning, development, financing or operation of such REO Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of the Borrower under leases of fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of the Borrower with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs.

                  "PLAN" means an employee benefit or other plan (i) established or maintained by the Borrower or any ERISA Affiliate during the five-year period ended prior to the date of this Agreement or to which the Borrower or any ERISA Affiliate makes, is obligated to make or has, within the five-year period ended prior to the date of this Agreement, been required to make contributions and
(ii) that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

                  "PLEDGE AGREEMENT" means that certain Pledge Agreement, in the form attached hereto as Exhibit L, dated as of the Closing Date or an Advance Closing Date, as applicable, by the partners or members of the Borrower as pledgor, to the Agent, as pledgee, as the same may thereafter from time to time be supplemented, amended, modified or extended.

                  "POLICIES" has the meaning set forth in SECTION 5.1(X)(iii).

                  "PRINCIPAL" means Ocwen Asset Investment Corp., a Virginia corporation.

                  "PRINCIPAL INDEBTEDNESS" means the principal amount of the Loan outstanding as adjusted by each increase, by additional Advances or otherwise (including for advances made by Lender to protect the Collateral), or decrease in the principal amount of the Loan outstanding, whether as a result of prepayment or otherwise, from time to time.

                  "PRINCIPAL PAYMENT AMOUNT" means the principal payment required to be paid on the Loan on each Payment Date in an amount equal to the sum of (1) with respect to any Payment Date, the principal payments on the Mortgage Loans received during the related Collection Period and (2) with respect to each Payment Date occurring after the Original Maturity Date an amount equal to the sum of (i) the principal portion of the principal and interest payment that would be sufficient to amortize fully the outstanding Principal Indebtedness (other than any portion thereof equal to the Allocated Loan Amount of the REO Properties that are hotels and of the Mortgage Loans) on a level payment of principal and interest basis over a period of three hundred
(300) months, minus the number of Payment Dates that have occurred after the Original Maturity Date, based upon the rate at which interest shall accrue on the Loan with respect to the Interest Accrual Period during which such Payment Date occurs and (ii) the principal portion of the principal and interest payment that would be sufficient to amortize fully the portion of the outstanding Principal Indebtedness equal to the Allocated Loan Amount of the REO Properties that are hotels on a level payment of principal and interest basis over a period of two hundred forty (240) months, minus the number of Payment Dates that have occurred after the Original Maturity Date, based upon the rate at which interest shall accrue on the Loan with respect to the Interest Accrual Period during which such Payment Date occurs.

                  "PROCEEDS" shall have the meaning given in the UCC and, in any event, shall include, without limitation, all of the Borrower's right, title and interest in and to proceeds, product, rents, profits or receipts, in whatever form, arising from the Collateral.

                  "PROPERTY DIVERSIFICATION TEST" means, as of any date of calculation, the test that shall be satisfied if no single REO Property or Mortgage Loan has a Total Property Cost in excess of 25 % of the aggregate Total Property Cost of the REO Properties and Mortgage Loans.

                  "PROPERTY INCOME" means all rents, income, issues, profits, security deposits and other benefits to which the Mortgagor may now or hereafter be entitled from a Mortgaged Property or under or in connection with the Leases, including all income received from tenants, lessees, licensees and concessionaires and other persons occupying space at such Mortgaged Property or rendering services to such Mortgaged Property's tenants.

                  "RATING AGENCIES" means at least two of Fitch Investors Service, L.P., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Standard & Pool's Ratings Services.

                  "REGISTERED NOTES" has the meaning provided in SECTION 2.4(a).

                  "RELEASE" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata).

                  "RELEASE PRICE" means, with respect to any REO Property or Mortgage Loan which is proposed to be the subject of a Capital Event, the Allocated Loan Amount of such REO Property or Mortgage Loan; PROVIDED, that notwithstanding the foregoing, if after the release of such REO Property or Mortgage Loan the Property Diversification Test would not be satisfied, then the "Release Price" shall equal the greater of (i) the amount that would be sufficient to cause the outstanding Principal Indebtedness to be equal to or less than the product of the Market Value and 65 % and (ii) the Allocated Loan Amount of such REO Property or Mortgage Loan.

                  "RENTS" means all income, rents, issues, profits, revenues (including all oil and gas or other mineral royalties and bonuses), deposits (other than utility and security deposits) and other benefits from any REO Property.

                  "REO MORTGAGE" means, with respect to any REO Property, a first priority Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing or Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, substantially in the form attached hereto as EXHIBIT C (or a substantially similar agreement as modified to meet legal requirements of any jurisdiction in which an REO Property is located), dated as of the applicable Advance Closing Date, granted by the Borrower to the Agent on behalf of the Lenders (or, in the case of a Deed of Trust, to Deed of Trust Trustee for the benefit of Agent) with respect to such REO Property as security for the Loan, as same may hereafter from time to time be supplemented, amended, modified or extended.

                  "REO PROPERTY" individually and in the aggregate means, at any time, any or all of the Land, the Improvements, the Personalty, the Leases, the Ground Leases, the Rents, and the Equipment (to the extent the same shall be deemed to be fixtures), and all rights, titles, interests and estates appurtenant thereto, encumbered by, and more particularly described in, the applicable REO Mortgage.

                  "REPAYMENT FEE" means 0.50% of the total amount of Advances under this Agreement, with respect to a Mortgage Loan or REO Property, payable at the earliest to occur of (1) with respect to any individual Mortgage Loan or REO Property, the time the Agent releases its Liens thereon in accordance with this Agreement, (2) the Maturity Date or (3) termination of this Agreement; PROVIDED, HOWEVER, that notwithstanding the foregoing, (i) the Repayment Fee payable as described above shall be fully credited against the fees payable in connection with a refinancing of the Loan by the initial Lender or by SSBH and realized by the initial Lender or by SSBH (including any debt securitization related to the REO Properties or Mortgage Loans lead managed by SSBH), (ii) no

Repayment Fee shall be payable in connection with any prepayment or repayment of the Principal Indebtedness (1) on any Payment Date out of Loss Proceeds, (2) if the Borrower shall concurrently be paying the Default Administration Fee, (3) pursuant to Section 9.1 (or comparable provision) of any REO Mortgage, (4) made pursuant to SECTION 5.1 (bb) in connection with the Market Value Test or certain Assignments of the Loan as described therein or (5) made pursuant to SECTION 2.7(a) in connection with a Capital Event with respect to an REO Property or Mortgage Loan consummated with an Affiliate of the Borrower in the event the Borrower consummates such Capital Event in order to comply with the Market Value Test, but only to the extent of the reduction in the Principal Indebtedness necessary to comply with the Market Value Test.

                  "REQUEST FOR RELEASE" means, with respect to one or more Mortgage Loans or REO Properties, a Request for Release, substantially in the form attached hereto as EXHIBIT U, executed by Borrower.

                  "SINGLE-PURPOSE ENTITY" means a Person, other than an individual, which (i) is formed or organized solely for the purpose of acquiring and directly holding an ownership interest in any REO Property or Mortgage Loan,
(ii) does not engage in any business unrelated to any REO Property or Mortgage Loan and the financing thereof, (iii) does not hold or acquire any assets other than those related to its interest in any REO Property or Mortgage Loan and the financing thereof or incur any indebtedness other than as permitted by this Agreement, any REO Mortgage or the other Loan Documents, (iv) has its own separate books and records, and accounts, in each case which are separate and apart from the books and records and accounts of any other Person, (v) is subject to all of the limitations on powers set forth in the Organization Agreement of Borrower as of the Closing Date, (vi) holds itself out as being a Person separate and apart from any other Person and (vii) has or is controlled, directly or indirectly, by a Person that has at least one independent director that is not an employee, officer, director, or paid consultant of any Affiliate of such Person or of any principal or officer of such Person.

                  "SSBH" means Salomon Smith Barney Holdings or its successor in interest.

                  "SURVEY" means an ALTA/ACSM survey of each REO Property or Mortgaged Property prepared by a registered Independent surveyor, certified to Agent for the benefit of Lenders and the Title Companies, and in form and content satisfactory to Agent and the Title Companies.

                  "TAKING" means a taking or voluntary conveyance during the term hereof of all or part of any REO Property or Mortgaged Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority affecting such REO Property or Mortgaged Property or any portion thereof whether or not the same shall have actually been commenced.

                  "TI COSTS" means tenant improvement costs and allowances incurred by the Borrower in connection with renewing existing Leases or executing new Leases on the commercial or retail space at any REO Property.

                  "TITLE COMPANIES" has the meaning set forth in the definition of "Title Insurance Policy.

                  "TITLE INSURANCE POLICY" means a mortgagee's title insurance policy or policies (a) issued by one or more title companies satisfactory to the Agent (the "TITLE COMPANIES") which policy or policies shall be in form ALTA 1970 (with co-insurance or reinsurance as the Agent may require), naming Borrower (or, in the case of an REO Property, the Agent) as the insured party,
(b) insuring the applicable Mortgage or, in the case of an REO Property, REO Mortgage as being a first and prior lien upon the applicable Mortgaged Property or, in the case of an REO Property, REO Property, (c) showing no encumbrances against the applicable Mortgaged Property or, in the case of an REO Property,
REO Property (whether junior or superior to the applicable Mortgage or REO Mortgage) which are not acceptable to the Agent other than Permitted
Encumbrances, (d) in an amount reasonably acceptable to the Agent for the applicable REO Property or Mortgaged Property, and (e) otherwise in form and content acceptable to the Agent. Such Title Insurance Policy shall include the following endorsements or affirmative coverages, to the extent applicable to the Advance, in form and substance reasonably acceptable to the Agent: variable rate endorsement; survey endorsement; comprehensive endorsement; zoning (ALTA 3.1 with parking added); first loss, last dollar and tie-in endorsement; access coverage; separate tax parcel coverage; contiguity (if applicable) coverage; and such other endorsements as the Agent shall reasonably require in order to provide insurance against specific risks identified by the Agent in connection with such REO Property or Mortgaged Property.

                  "TOTAL LOAN BALANCE" means, as to any Mortgage Loan, an amount equal to the full outstanding amount of such Mortgage Loan including all principal, interest, prepayment premium, repayment premium, yield maintenance payments (if any), minimum internal-rate-of-return payments (if any), breakage, and other charges payable by the Mortgagor pursuant to the applicable documentation.

                  "TOTAL PROPERTY COST" means, with respect to each REO Property or Mortgage Loan, the sum of (i) in the case of an REO Property, the purchase price or, in the case of a Mortgage Loan, the outstanding principal amount plus related acquisition or origination costs and expenses reasonably approved by the Agent and (ii) required Capital Improvement Costs identified at the time of the related Advance to acquire such REO Property and mutually acceptable to the Agent and the Borrower.

                  "TRADEMARK" means the trademark licenses, trademarks, rights in intellectual property, trade names, service marks and copyrights relating to any REO Property or the license to use intellectual property such as computer software owned or licensed by the Borrower or other proprietary business information relating to the Borrower's policies, procedures, manuals and trade secrets.

                  "TRANSACTION" means the transaction contemplated by the Loan Documents.

                  "TRANSACTION COSTS" means all costs and expenses paid or payable by the Borrower relating to the Transaction (including, without limitation, appraisal fees, legal fees and accounting fees and the costs and expenses described in SECTION 8.23).

                  "TRANSFER" means the conveyance, assignment, sale, mortgaging, encumbrance (other than a Permitted Encumbrance), pledging, hypothecation, granting of a security interest in, granting of options with respect to, or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest (a) in all or any portion of any REO Property or Mortgage Loan; (b) in the stock, membership, partnership interests or other beneficial ownership interests in the members or partners of the Borrower; (c) in the Borrower; or (d) in any Person having a direct or indirect legal or beneficial ownership in the Borrower and shall also include, without limitation to the foregoing, the following: an installment sales agreement wherein the Borrower agrees to sell any REO Property or any part thereof or any interest therein for a price to be paid in installments; an agreement by the Borrower leasing all or a substantial part of any REO Property to one or more Persons pursuant to a single or related transactions, or a sale, assignment or other transfer of, or the grant of a security interest in, the Borrower's right, title and interest in and to any Leases or any Rent; a transaction or other event pursuant to which the Principal no longer controls (directly or indirectly) the sole member of the Borrower; any instrument subjecting any REO Property to a condominium regime or transferring ownership to a cooperative corporation; the dissolution or termination of the Borrower or the merger or consolidation of the Borrower with any other Person; and, except as permitted hereby, any transfer of management of any REO Property to an entity that is not controlled by the Borrower; PROVIDED, that whenever the term "Transfer" is used in this Agreement, such term shall not include any conveyance, sale, assignment or other disposition of any interest in the Borrower or the Guarantor or the Principal if, after giving effect to the proposed transaction, the ownership interests in the Borrower are owned not less than 51 % directly or indirectly by the Guarantor or if the Guarantor does not own at least such percentage of ownership interests in the Borrower, the Guarantor exercises a majority of voting rights and operating control with respect to the Borrower.

                  "UCC" means with respect to any Collateral, the Uniform Commercial Code as in effect on the date hereof in the state where such Collateral is located, as amended from time to time; PROVIDED, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or nonperfection of the security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the state where such Collateral is located, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or nonperfection.

                  "UCC SEARCHES" has the meaning set forth in SECTION 3.5(g) hereof.

                  "UNILATERAL NOTICE OF COLLATERAL ASSIGNMENT OF MORTGAGE LOAN" means, with respect to any Mortgage Loan, a Unilateral Notice of Collateral Assignment of Mortgage Loan, substantially in the form attached hereto as EXHIBIT T, executed by Borrower.

                  "USE" means, with respect to any Hazardous Substance, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance or transportation of such Hazardous Substance in connection with or affecting any REO Property.

                  "WELFARE PLAN" means an employee welfare benefit plan as defined in Section 3(1) of ERISA established or maintained by the Borrower or any ERISA Affiliate or that covers any current or former employee of the Borrower or any ERISA Affiliate.


                                  ARTICLE II.
                                 GENERAL TERMS

        SECTION 2.1.       THE LOAN.
                               (a) Subject to the terms and conditions of this Agreement, the Lenders shall lend to Borrower from the initial Advance Closing Date to but excluding the Original Maturity Date a total amount up to the Loan Amount in one or more Advances. The proceeds of each Advance shall be used solely for the purposes identified in SECTION 2.2 hereof. On each Advance Closing Date, upon the satisfaction of the conditions set forth in SECTIONS 3.3, 3.4 and 3.5 (in the case of an Advance for the acquisition of an REO Property or the acquisition or origination of or making of additional disbursements under a Mortgage Loan) or
                                        SECTION   2.1(c)  (in  the  case  of  an
                                        Advance for Capital  Improvement Costs),
                                        the  Lenders  shall  initiate  a wire or
                                        other transfer of immediately  available
                                        funds  to  an  account   designated   by
                                        Borrower  in an amount  equal to (x) the
                                        principal amount of the related Advance,
                                        less (y) the sum of (i) the  Origination
                                        Fee  (giving  credit to the  Application
                                        Deposit),    (ii)   the    out-of-pocket
                                        expenses    incurred   by   Lenders   in
                                        connection   with  the  origination  and
                                        funding  of the  Advance  and  (iii) the
                                        reasonable  fees and expenses of Agent's
                                        counsel and Collateral  Agent's  counsel
                                        (subject in the case of clauses (ii) and
                                        (iii) to the  restriction  set  forth in
                                        SECTION 2.1(c)). After the making of the
                                        initial  Advance  on the  Closing  Date,
                                        Borrower  may not  receive  (i) a single
                                        Advance  per  month  for  REO   Property
                                        acquisitions     or    Mortgage     Loan
                                        acquisitions    or    originations    or
                                        additional  disbursements and/or Capital
                                        Improvement Costs in an amount less than
                                        $250,000 or two other Advances per month
                                        for   REO   Property   acquisitions   or
                                        Mortgage    Loan     acquisitions     or
                                        originations or additional disbursements
                                        only in an amount  less than  $5,000,000
                                        each  or  (ii) an  Advance  at any  time
                                        after the Agent shall have  notified
                                        the Borrower  that the Market Value Test
                                        has  not  been   satisfied   until   the
                                        Borrower     shall     have     achieved
                                        satisfaction  of such  test or  (iii) an
                                        Advance  for the  acquisition  of an REO
                                        Property   or   the    acquisition    or
                                        origination  of a Mortgage Loan which is
                                        not  acceptable to the Agent in its sole
                                        determination  after  completion  of its
                                        due  diligence  evaluation.  The maximum
                                        principal amount of each Advance for the
                                        acquisition  of an REO  Property  or the
                                        acquisition  or  origination  of or  the
                                        making  of  an  additional  disbursement
                                        under   a   Mortgage   Loan   shall   be
                                        determined as of the applicable  Advance
                                        Closing  Date on which such REO Property
                                        is acquired or Mortgage Loan is acquired
                                        or originated or additional disbursement
                                        with respect  thereto and shall,  in any
                                        event,  equal 75 % (or, if the  Property
                                        Diversification   Test   would   not  be
                                        satisfied  following the  acquisition of
                                        such  REO  Property  or  acquisition  or
                                        origination of such Mortgage Loan,  65%)
                                        of the  related  purchase  price  in the
                                        case  of an REO  Property  or  principal
                                        amount  in the case of a  Mortgage  Loan
                                        plus   related    costs   and   expenses
                                        reasonably   approved   by  the   Agent.
                                        Notwithstanding   anything   in  SECTION
                                        2.1(a) or 2.1(c)  to the  contrary,  the
                                        maximum  principal  amount  of  Advances
                                        made  pursuant  to this  Agreement  with
                                        respect to an REO  Property  or Mortgage
                                        Loan shall be limited to (a) 75% (or, if
                                        the  Property  Diversification  Test has
                                        not been  satisfied,  65%) of the lesser
                                        of (1) the related  Total  Property Cost
                                        and (2) the related Market Value. If the
                                        Property  Diversification  Test  was not
                                        satisfied  on any Advance  Closing  Date
                                        for the  acquisition  of an REO Property
                                        or Mortgage Loan but has been  satisfied
                                        as  of  a  subsequent   date,  then  the
                                        Borrower    shall   be   entitled,    at
                                        Borrower's  request  pursuant to SECTION
                                        2.1(c),  to  receive  an  Advance  on  a
                                        subsequent  Advance  Closing Date in the
                                        amount   with   respect   to   all   REO
                                        Properties and Mortgage Loans sufficient
                                        to  cause  the   outstanding   Principal
                                        Indebtedness  to be  equal to 75% of the
                                        lesser of (1) the related Total Property
                                        Cost   minus   any   required    Capital
                                        Improvement Costs identified at the time of acquisition of the REO Properties and mutually acceptable to the Borrower and the Agent, but not incurred as of such subsequent Advance Closing Date and (2) the related Market Value.

                               (b) The Loan shall constitute one general obligation of Borrower to the Lenders and shall be secured by the security interest in and Liens granted upon all of the Collateral, and by all other security interests and Liens at any time or times hereafter granted by Borrower to the Lenders or to Collateral Agent on behalf of the Lenders.

                               (c) After the Closing Date, so long as no Event of Default shall have occurred and be continuing, the Lenders shall lend to the Borrower Advances either (x) for required Capital Improvement Costs identified at the time of acquisition of each REO Property and mutually acceptable to the Borrower and the Agent or (y) in the amount contemplated pursuant to the last sentence of SECTION 2.1(a), in each case in accordance with the procedure  set forth below,  to
                                        be  applied  in the case of  clause  (x)
                                        solely towards such Capital  Improvement
                                        Costs referred to in an Operating Budget
                                        (or  pro  forma   financial   statement)
                                        approved  by the Agent or to be remitted
                                        in  the  case  of  clause   (y)  to  the
                                        Borrower    for   general    partnership
                                        purposes, respectively:

                                        (i)   the  Borrower  shall submit to the
                                              Agent   not  less  than  ten  (10)
                                              Business   Days   prior   to   the
                                              proposed   funding  date  of  such
                                              Advance an Officer's  Certificate,
                                              substantially   in  the   form  of
                                              EXHIBIT N,  describing  (x) in the
                                              case  of an  Advance  for  Capital
                                              Improvement  Costs,  the aggregate
                                              Capital   Improvement   Costs  for
                                              which  such  funds  are  currently
                                              intended   to   be   applied   and
                                              currently  need  to  be  spent  on
                                              (attaching  the Operating  Budget,
                                              invoices, receipts and evidence of
                                              work  completed) and of which such
                                              funds equal not more than 75% (or,
                                              if  the  Property  Diversification
                                              Test has not been satisfied,  65%)
                                              of    the     required     Capital
                                              Improvement  Costs  identified  at
                                              the  time  of  acquisition  of the
                                              related REO  Property and mutually
                                              acceptable  to Borrower  and Agent
                                              and   (y)   the   amount   of  the
                                              requested Advance,  and certifying
                                              that (i) the  representations  and
                                              warranties  of  the  Borrower  set
                                              forth in  SECTION  4.1  hereof are
                                              true and  correct  on such date as
                                              if made on such date  (subject  to
                                              any  exceptions  set  forth  in  a
                                              schedule  to  such   certificate),
                                              (ii) no  Default  with  respect to
                                              the  payment  of money or Event of
                                              Default   has   occurred   and  is
                                              continuing  on  such  date,  (iii)
                                              Borrower  is in good  standing  in
                                              its  jurisdiction of formation and
                                              (iv) there have been no changes in
                                              the  Organization  Agreement since
                                              the Closing Date (or if there have
                                              been changes, certifying as to the
                                              changes);

                                        (ii)  the  Agent  shall  have  five  (5)
                                              Business Days from the date of its
                                              receipt    of    the     Officer's
                                              Certificate  specified  in  CLAUSE
                                              (i)   above   and   the   required
                                              attachments  to object in  writing
                                              to the Advance due to the proposed
                                              costs not being  required  Capital
                                              Improvement  Costs  identified  at
                                              the  time of  acquisition  of such
                                              REO  Property  referred  to in the
                                              Operating  Budget  (or  pro  forma
                                              financial  statement) or not being
                                              permitted   by   the   penultimate
                                              sentence of SECTION 2.1(a); and

                                        (iii) in the  event  the  Lenders  shall
                                              make the  Advance,  on the Advance
                                              Closing   Date,  so  long  as  the
                                              Borrower shall have satisfied each
                                              of the  conditions  set  forth  in
                                              SECTIONS 3.5(f) (in the case of an
                                              Advance  for  Capital  Improvement
                                              Costs  only)  (for  this  purpose,
                                              such  condition  being  limited to
                                              delivery   of   the    appropriate
                                              endorsement to the Title Insurance
                                              Policy),  (L), (M), and (N) (as if
                                              the  Additional  Advance Date were
                                              the

                                              Closing  Date for  this  purpose),
                                              the  Lenders  shall  make the wire
                                              transfer  contemplated  by SECTION
                                              2.1(a) to an account designated by
                                              Borrower   of   the   Advance   in
                                              immediately  available  funds (the
                                              out-of-pocket expenses and counsel
                                              fees and  expenses  referred to in
                                              SECTION  2.1(a)  for this  purpose
                                              being  limited  to (1) in the case
                                              of   an   Advance    for   Capital
                                              Improvement    Costs   only,   any
                                              reasonable  out-of-pocket expenses
                                              incurred    by   the    Agent   in
                                              connection  with an  inspection of
                                              the  applicable REO Property prior
                                              to the making of such  Advance and
                                              (2)  reasonable  fees and expenses
                                              of the Lenders'  counsel  relating
                                              to issues  raised in obtaining the
                                              applicable  Title Insurance Policy
                                              endorsement).


        SECTION 2.2. USE OF PROCEEDS. Proceeds of each Advance shall be used for the following purposes: (a) to pay (whether on the date of acquisition or on a subsequent date pursuant to the last sentence of SECTION 2.1(a)) a portion of the acquisition cost and Capital Improvement Costs with respect to the REO Properties or to provide funding for a portion of the principal amount of the Mortgage Loans, (b) to pay to the Lenders the Origination Fee then due on account of such Advance, (c) to pay to the Lenders the out-of-pocket expenses incurred by the Lenders in connection with the origination and funding of the Loan, and (d) to pay to counsel to each of the Collateral Agent, the Agent, and the Borrower its respective fees, expenses and disbursements.


        SECTION 2.3. SECURITY FOR THE LOAN. The Global Note and Borrower's obligations hereunder and under the other Loan Documents shall be secured by (a) liens upon the Mortgage Loans pursuant to the Collateral Assignments of Mortgage, (b) liens upon the REO Properties pursuant to the REO Mortgages, (c) the Guaranty of Nonrecourse Obligations, (d) the Pledge Agreement, (e) the Guaranty of Payment and (f) the security interest and Liens granted in this Agreement and in the other Loan documents.


        SECTION 2.4.       BORROWER'S GLOBAL NOTE.
                               (a) Borrower's obligation to pay the principal of and interest on the Loan and all other amounts due under the Loan Documents shall be evidenced initially by the Global Note, duly executed and delivered by Borrower on the Closing Date. The Global Note shall be payable as to principal, interest and all other amounts due under the Loan Documents, as specified in this Agreement, with a final maturity on the Maturity Date. The Agent and the Collateral Agent are hereby authorized to endorse on the schedule attached to the Global Note (or on a continuation of such schedule attached to the Global Note and made a part thereof) an appropriate notation evidencing the date and amount of each Advance and each payment of principal, interest or other amounts due under the Loan Documents, in respect thereof. Such schedule shall, absent manifest error, constitute prima facie evidence of the accuracy of the information contained therein. The failure of the Agent or the Collateral Agent to make a notation on the schedule to the Global Note as aforesaid shall not affect the obligations of Borrower hereunder or under the Global Note or any other Loan Document in any respect. The Agent shall have the right to have the Global Note subdivided, by exchange for promissory notes of lesser denominations
                                        or  otherwise,  upon written  request to
                                        the  Borrower  and, in such  event,  the
                                        Borrower    shall    promptly    execute
                                        additional or  replacement  Global Notes
                                        (the Agent  agreeing  to return or cause
                                        to be returned any  superseded  original
                                        promissory  notes to the Borrower  prior
                                        to   or   contemporaneously   with   the
                                        delivery   of   the    replacement    or
                                        additional Global Note); PROVIDED,  that
                                        the   Borrower   shall   not  incur  any
                                        additional    cost   or   liability   in
                                        connection  with  such   subdivision  in
                                        excess  of  that   contemplated  by  the
                                        original  Global Note.  At no time shall
                                        the aggregate  original principal amount
                                        of  the   Global   Note   (or  of   such
                                        replacement   Notes)   exceed  the  Loan
                                        Amount.

                               (b) At the time of each Advance, upon request of Agent, Agent may exchange interests in the Global Note, in whole or in part, for notes in the form of registered notes ("REGISTERED NOTES")
                                        set  forth  in   EXHIBIT   B-2   hereto.
                                        Registered  Notes shall be issued in the
                                        name of Agent in the  initial  principal
                                        amount  requested  by  Agent  and  Agent
                                        shall make appropriate  notations on the
                                        Global   Note  to  reflect  the  reduced
                                        aggregate principal amount of the Global
                                        Note in an amount  equal to such initial
                                        principal   amount  of  such  Registered
                                        Note.  No such  exchange of a beneficial
                                        interest shall be effective  absent such
                                        notation.  Upon  delivery to Borrower of
                                        Agent's request  referred to above and a
                                        copy of the Global Note  containing such
                                        notation,   Borrower  shall  deliver  to
                                        Agent  Registered  Notes  in the form of
                                        EXHIBIT  B-2.  Registered  Notes are not
                                        exchangeable for interests in the Global
                                        Note.  Unless and until the Global  Note
                                        is  exchanged  in full,  the Global Note
                                        shall in all respects be entitled to the
                                        same benefits under,  and subject to the
                                        same  terms  and   conditions  of,  this
                                        Agreement as Registered  Notes delivered
                                        hereunder.  All Registered  Notes issued
                                        upon any  exchange of  interests  in the
                                        Global Note for a Registered  Note shall
                                        be the  valid  obligations  of  Borrower
                                        evidencing  the same debt,  and entitled
                                        to the same rights and benefits,  as the
                                        Global  Note under this  Agreement,  and
                                        any  reference to the Global Note in any
                                        of the Loan Documents shall be deemed to
                                        also refer to such Registered  Notes. As
                                        an  accommodation  to the Borrower,  the
                                        Agent has on the  Closing  Date  allowed
                                        only OAIC Florida  Partnership,  L.P. to
                                        execute  and deliver a  Registered  Note
                                        and may from time to time  following the
                                        Closing Date allow a Registered  Note to
                                        be  signed  by only  one  Borrower.  All
                                        Borrowers (including, but not limited to
                                        OAIC   Florida   Partnership,    Limited
                                        Partnership    who   has   joined   this
                                        Agreement   pursuant   to   a   Joinder)
                                        acknowledge    and   agree   that   this
                                        procedure is a formal accommodation only
                                        and,  notwithstanding  the fact that any
                                        individual  Borrower  is not a signatory
                                        to  any  such   Registered   Note,   all
                                        Borrowers  nevertheless  remain  jointly
                                        and   severally   liable  for  the  debt
                                        evidenced by such Registered Note, and that the Global Note and all of the Registered Notes evidence a single debt and a single Loan for which they are all responsible.

                               (c) The parties to this Agreement acknowledge and agree that (i) as more particularly set forth in the REO
                                        Mortgage   with   respect   to  the  REO
                                        Property  referred to as "Cortez  Plaza"
                                        in Bradenton,  Florida, a portion of the
                                        Indebtedness  evidenced  by  the  Global
                                        Note is  secured  by such REO  Mortgage,
                                        and   (ii)   all   State   of    Florida
                                        documentary  stamp and intangible  taxes
                                        payable    with    respect    to    such
                                        Indebtedness was paid, and such payment was noted, on such REO Mortgage at the time of its recordation in the Public Records of Manatee County, Florida. The provisions of this SECTION 2.4(c) are hereby incorporated by this reference into the Global Note.


        SECTION 2.5.       PRINCIPAL AND INTEREST.
                               (a) Borrower shall pay to Lenders interest on the Principal Indebtedness of the Loan from the Closing Date to but excluding the date the Loan shall be paid in full at the interest rate provided in SECTION 2.5(b) below. Interest on the Loan shall accrue on the Principal Indebtedness commencing on the Closing Date and shall be payable in arrears  on  July  1,  1998,  and on the
                                        first  day  of  each  and  every   month
                                        thereafter  through  the  month in which
                                        the Maturity Date occurs, unless, in any
                                        such  case,  such day is not a  Business
                                        Day, in which event such interest  shall
                                        be  payable  on the first  Business  Day
                                        following  such date  (such date for any
                                        particular  month,  the "PAYMENT DATE").
                                        The Agent and the Collateral Agent shall
                                        calculate   LIBOR   on   each   Interest
                                        Determination   Date  for  the   related
                                        Interest   Accrual   Period   and  shall
                                        communicate  to  Borrower  such rate and
                                        the amount of  interest  due and payable
                                        on the  Global  Note for  such  Interest
                                        Accrual  Period  not less  than five (5)
                                        Business   Days  prior  to  the  related
                                        Payment  Date.  The  entire  outstanding
                                        Principal  Indebtedness  of the Loan and
                                        the  Global  Note,   together  with  all
                                        accrued but unpaid interest  thereon and
                                        all  other  amounts  due  under the Loan
                                        Documents      (including,       without
                                        limitation, the Repayment Fee) shall be due and payable by Borrower to the Lenders on the Maturity Date. Interest shall be computed on the basis of a 360 day year and the actual number of days elapsed.

                               (b) Each Advance shall bear interest during each Interest Accrual Period from and including its respective Advance Closing Date at a rate per annum equal to the sum of LIBOR determined as of the Interest Determination Date immediately preceding such Interest Accrual Period plus 1.75 %.

                               (c) Principal payments on the Loan shall be made on each Payment Date in an amount equal to the Principal Payment Amount.

                               (d) While an Event of Default has occurred and is continuing, Borrower shall pay to the Lenders interest at the Default Rate on any amount owing to Lenders not paid when due until such amount is paid in full.

        SECTION 2.6.       VOLUNTARY PREPAYMENT.
                               (a) Borrower may voluntarily prepay the Loan, in whole or in part, on any Payment Date; PROVIDED, HOWEVER, that, any such prepayment shall be accompanied by an amount representing all accrued interest on the portion of the Loan being prepaid and other amounts then due under the Loan Documents (including, without limitation, the Repayment Fee).

                               (b) In the event of any such voluntary prepayment, Borrower shall give the Agent written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay, which notice shall be given at least thirty (30) days' prior to the date upon which prepayment is to be made and shall specify the Payment Date on which such prepayment is to be made and the amount of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein (unless such notice is revoked by Borrower prior to the date specified therein in which event Borrower shall immediately reimburse the Agent for any costs incurred in
                                        connection   with  the  giving  of  such
                                        notice and its revocation).


        SECTION 2.7.       MANDATORY PREPAYMENT.
                               (a)      So  long  as no  Event  of  Default  has
                                        occurred  and  is  continuing   and  the
                                        Indebtedness  has not been  accelerated,
                                        Borrower may enter into a Capital  Event
                                        with  respect  to  an  REO  Property  or
                                        Mortgage Loan; PROVIDED,  HOWEVER,  that
                                        (i)  Borrower  shall have given Agent at
                                        least fifteen (15) Business  Days' prior
                                        written  notice of the Capital Event and
                                        the amount of anticipated  Capital Event
                                        Proceeds,  (ii) if the Capital  Event is
                                        consummated with a Person that is not an
                                        Affiliate of Borrower, then such Capital
                                        Event shall be on an arms length  basis,
                                        as  reasonably  determined by the Agent,
                                        (iii)   if   the   Capital    Event   is
                                        consummated   with   an   Affiliate   of
                                        Borrower,  then such Capital Event shall
                                        require the prior written consent of the
                                        Agent and (iv)  Borrower  shall  make or
                                        cause  to be made  the  deposits  to the
                                        Collection   Account   referred   to  in
                                        SECTION 2.12(a)(ii);  PROVIDED, FURTHER,
                                        that notwithstanding the acceleration of
                                        the  Indebtedness   after  an  Event  of
                                        Default has occurred and is  continuing,
                                        a Capital  Event may be  consummated  if
                                        (1) the Indebtedness  shall be repaid in
                                        full as a result of such  Capital  Event
                                        or (2) such Capital Event would cure the
                                        event or condition that caused the Event
                                        of   Default   and  in  the   reasonable
                                        determination  of Agent  based  upon the
                                        remaining  REO  Properties  and Mortgage
                                        Loans,   the   Lenders   shall   not  be
                                        disadvantaged  by  allowing  the Capital
                                        Event  to   proceed.   Within  ten  (10)
                                        Business  Days  of  Agent's  receipt  of
                                        Borrower's  notice of a  Capital  Event,
                                        Agent  shall   deliver  to  Borrower  an
                                        Excess Proceeds Test Notice with respect to such Capital Event.

                               (b) Except as otherwise provided in SECTION 2.12(f) in the event Loss Proceeds are required to be made available for restoration pursuant to SECTION 5.1(x) or 5.1(y) and excluding Loss Proceeds which the Borrower is obligated to turn over to tenants or other third persons pursuant to applicable law, in the event of a casualty or a Taking of any REO Property or Mortgaged Property, in whole or in part, Borrower shall deposit or cause to be deposited all Loss Proceeds received by Borrower with respect to such REO Property or Mortgaged Property into the Collection Account no later than the Business Day following collection and receipt thereof. Such Loss Proceeds shall be applied solely to make the payments required pursuant to CLAUSE SECOND of SECTION 2.12(b)(i) of this Agreement.

                               (c) Not later than ten (10) Business Days following the Business Day on which the Agent shall have notified the Borrower in writing that the Market Value Test has not been satisfied, the Borrower shall prepay the Loan in part in the amount necessary to cause the Market Value Test to be satisfied. Any such prepayment shall be accompanied by an amount representing all accrued interest on the portion of the Loan being prepaid and other amounts then due under the Loan Documents (including, without limitation, the Repayment Fee). The Agent shall specify in any notice delivered pursuant to the second preceding sentence the amount of the Principal Indebtedness the payment of which shall satisfy the Market Value Test.

                               (d) Upon payment or prepayment of the Loan in full, Borrower shall pay to the
                                        Lenders,  in  addition  to  the  amounts
                                        specified  in SECTION  2.6,  SECTION 2.7
                                        and SECTION  2.12,  as  applicable,  all
                                        other  amounts  then due and  payable to
                                        the   Lenders   pursuant   to  the  Loan
                                        Documents.


        SECTION 2.8. APPLICATION OF PAYMENTS AFTER EVENT OF DEFAULT. All proceeds relating to any repayments of the Loan after the Collateral Agent shall have received written notice of the occurrence of an Event of Default and the acceleration of the Indebtedness shall be applied to pay: FIRST, any unpaid fees of the Collateral Agent payable pursuant to the Fee Letter and any reasonable out-of-pocket costs and expenses of Collateral Agent and the Lenders, in that order, reimbursable pursuant to the terms of this Agreement arising as a result of such repayment or in connection with any REO Property or Mortgaged Property; SECOND, any accrued and unpaid interest then payable with respect to the Loan or the portion thereof being repaid; THIRD, the Repayment Fee and the Default Administration Fee; and FOURTH, the outstanding Principal Indebtedness or the portion thereof being repaid.


        SECTION 2.9. METHOD AND PLACE OF PAYMENT FROM THE COLLECTION ACCOUNT TO THE AGENT.
                               (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made from the Collection Account to the Agent not later than 12:00 P.M., New York City time, on the date when due and shall be made in lawful money of the United States of America by wire transfer in federal or other immediately available funds to its account at Mellon Bank, Pittsburgh, Pennsylvania (ABA No. 043000261, Account No. 117-7107, Reference: Ocwen Property Facility) and the Agent shall disburse  such  payments  to the  Person
                                        entitled  thereto on the Business Day of
                                        receipt  of such  payments  (or the next
                                        Business   Day  if  the   payments   are
                                        received after 12:00 P.M., New York City
                                        time  on  such   Business  Day)  to  the
                                        account  designated  by such  Person  in
                                        writing  to the Agent  from time to time
                                        in  accordance  with SECTION  2.12.  Any
                                        funds  received  by the Agent after such
                                        time shall, for all purposes hereof,  be
                                        deemed  to have  been  paid on the  next
                                        succeeding Business Day. The Agent shall
                                        notify Borrower and the Collateral Agent
                                        in writing of any changes in the account
                                        to which  payments  are to be made.  All
                                        payments made by Borrower hereunder,  or
                                        by   Borrower   under  the  other   Loan
                                        Documents, shall be made irrespective of, and without any deduction for, any set-offs or counterclaims.

                               (b) Except to the extent otherwise provided herein, (i) each payment or prepayment of principal of the Loan by Borrower shall be made to the Agent for the account of the Lenders pro rata in accordance with the respective unpaid portion of the Loan held by such Lenders and (ii) each payment of interest on the Loan by Borrower shall be made to the Agent for the account of the Lenders pro rata in accordance with the amounts of interest on the portion of the Loan held by such Lenders then due and payable to the respective Lenders.


        SECTION 2.10. TAXES. All payments made by Borrower under the Global Note and this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (other than taxes imposed on the income of the Lenders).


        SECTION 2.11.      RELEASE OF COLLATERAL.
                               (a) Notwithstanding any other provision of this Agreement or any other Loan Document, upon the occurrence of a Capital Event with respect to any REO Property or Mortgage Loan as described in SECTION 2.7(a) hereof and the deposit by Borrower into the Collection Account of the Capital Event Proceeds with respect thereto (including any required Borrower Release Price Contribution), Agent, on behalf of the Lenders, shall, simultaneously with such Capital Event, release the Lien of the applicable REO Mortgage or Collateral Assignment of Mortgage and UCC-1 financing statements and any other Liens in favor of the Lenders relating to such REO Property or Mortgage Loan or the portion thereof affected by such Capital Event.

                               (b) If (i) Agent on behalf of the Lenders receives Loss Proceeds with respect to any REO Property or Mortgage Loan in the event of a Taking affecting such REO Property or the related Mortgaged Property in whole or a casualty affecting 100% of such REO Property or the related Mortgaged Property (or a substantial portion thereof) as described in SECTION 2.12(f), (ii)
                                        in the  case of a  casualty  only,  such
                                        Loss Proceeds together with the Borrower
                                        Release Price Contribution,  if any, are
                                        equal to at least the applicable Release
                                        Price and (iii) such Loss  Proceeds (and
                                        Borrower Release Price Contribution,  if
                                        any)   are   applied   to   reduce   the
                                        Indebtedness in accordance with SECTIONS
                                        2.7(b) and 2.12(b), then Agent on behalf
                                        of the Lenders shall simultaneously with
                                        such application  release or cause to be
                                        released the Lien of the  applicable REO
                                        Mortgage  or  Collateral  Assignment  of
                                        Mortgage and UCC-1 financing  statements
                                        and any  other  Liens  in  favor  of the
                                        Lenders relating to such REO Property or
                                        Mortgage  Loan  and  shall  execute  all
                                        documentation  reasonably  requested  of
                                        Agent  with  respect  to  such  release;
                                        PROVIDED, that in the case of a casualty
                                        only,   Agent   shall   not   have   any
                                        obligation to release its Lien unless and until it has received the payment of the Principal Indebtedness in an amount equal to the applicable Release Price.

                               (c) Upon and concurrently with repayment of the Loan and all other amounts due hereunder and under the Loan Documents in full in accordance with the terms hereof and thereof, the Lenders shall release all Liens with respect to all collateral.

                               (d) Upon receipt from the Borrower of a Request for Release in the form attached hereto, the Collateral Agent shall promptly release the documents requested therein for the purposes so requested. The Agent shall promptly execute, and shall cause the Collateral Agent to execute, as appropriate, all documents required to be executed in such Request for Release.

        SECTION 2.12.      CENTRAL CASH MANAGEMENT.
                               (a)      COLLECTION   ACCOUNT   DEPOSITS  TO  AND
                                        WITHDRAWALS FROM THE COLLECTION ACCOUNT.

                                        (i)  On  or  before  the  Closing  Date,
                                             Borrower   shall    establish   and
                                             maintain with the Collateral Agent,
                                             one collection  account for the REO
                                             Properties  and Mortgage Loans (the
                                             "COLLECTION   ACCOUNT"),   with   a
                                             separate and unique  identification
                                             number   and   entitled    "LaSalle
                                             National Bank (as Collateral  Agent
                                             for Salomon  Brothers Realty Corp.)
                                             pursuant to a Loan Agreement, dated
                                             as of June  10,  1998,  among  OAIC
                                             California  Partnership,  L.P.  and
                                             OAIC  California   Partnership  II,
                                             L.P. and Each Other Entity  Joining
                                             the Loan  Agreement  as a Borrower,
                                             Salomon  Brothers  Realty Corp., as
                                             Agent for the Lenders named therein
                                             and  LaSalle   National   Bank,  as
                                             Collateral  Agent." The  Collection
                                             Account   shall   be  an   Eligible
                                             Account.  So long as the Collateral
                                             Agent  has  not  received   written
                                             notice from the Agent that an Event
                                             of  Default  has  occurred  and  is
                                             continuing,  all  Rents  and  Money
                                             received  from  Accounts  and under
                                             Leases for the REO  Properties  and
                                             all   Proceeds

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

                                             thereof   and  all   payments   and
                                             collections  on the Mortgage  Loans
                                             shall be  payable  directly  to the
                                             Borrower  or  the  Manager  at  the
                                             election of Borrower.  Borrower and
                                             Manager shall not have any right to
                                             withdraw  Money from the Collection
                                             Account.  All payments  made to the
                                             Collection  Account by or on behalf
                                             of  Borrower  which are  payable to
                                             Agent or Collateral  Agent shall be
                                             deemed   received   by   Agent   or
                                             Collateral  Agent,  as  applicable,
                                             upon   such    deposit   into   the
                                             Collection Account.

                                        (ii) So  long  as no  Event  of  Default
                                             shall   have    occurred   and   be
                                             continuing,   the  Borrower   shall
                                             deposit in the Collection  Account:
                                             (a) not  later  than  the  close of
                                             business on the  Business Day prior
                                             to   each   Payment   Date,   funds
                                             sufficient  to pay (1) the interest
                                             then  due and  payable  on the Note
                                             for the  related  Interest  Accrual
                                             Period,  (2) the Principal  Payment
                                             Amount, if any, (3) the fees of the
                                             Collateral  Agent and (4) any other
                                             amounts under this  Agreement,  the
                                             Note or the Loan  Documents  due on
                                             such  Payment  Date  and  regarding
                                             which   the   Borrower   has   been
                                             notified  in  writing,  (b)  as and
                                             when  required  by SECTION  2.7(b),
                                             Loss   Proceeds   received  by  the
                                             Borrower,  (c) simultaneously  with
                                             the  consummation  of  any  Capital
                                             Event,  the Capital Event  Proceeds
                                             resulting  from such Capital Event,
                                             and (d) not later than the close of
                                             business on the  Business Day prior
                                             to the Business Day on which all or
                                             a  portion  of such  Capital  Event
                                             Proceeds   are  to  be  applied  to
                                             prepay the Principal  Indebtedness,
                                             an amount  equal to the accrued and
                                             unpaid interest with respect to the
                                             Principal    Indebtedness   to   be
                                             prepaid  with  such  Capital  Event
                                             Proceeds  through  the date of such
                                             prepayment    of   the    Principal
                                             Indebtedness  and,  if  applicable,
                                             any    Borrower    Release    Price
                                             Contribution due in connection with
                                             any such Capital Event.

                                        (iii)So  long  as the  Collateral  Agent
                                             shall  not  have  received  written
                                             notice from the Agent that an Event
                                             of  Default  has  occurred  and  is
                                             continuing,  on  the  Business  Day
                                             succeeding   the  Business  Day  on
                                             which any  Capital  Event  Proceeds
                                             are  deposited  in  the  Collection
                                             Account, the Collateral Agent shall
                                             apply  such  funds,  together  with
                                             additional    funds   of   Borrower
                                             necessary   to  make  the  payments
                                             described  below,  in each  case to
                                             the extent of the amounts set forth
                                             in written  instructions  delivered
                                             by Borrower to Collateral Agent and
                                             Agent, as follows:

                           FIRST,  to the  payment to the Agent on behalf of the
                  Lenders of the Principal Indebtedness in an amount equal to the applicable Release Price together with accrued and unpaid interest on such amount of the Principal Indebtedness being prepaid; and

                           SECOND,  to  the  payment  to  the  Borrower  of  the
                  Borrower Excess Proceeds, if any.

                                        (iv) In the  event  that  the  Agent  on
                                             behalf of the Lenders has  notified
                                             Borrower and the  Collateral  Agent
                                             in writing that an Event of Default
                                             has  occurred  and  is  continuing,
                                             Borrower shall commence  depositing
                                             and shall  thereafter  deposit  (or
                                             shall cause the Manager to deposit)
                                             directly   into   the    Collection
                                             Account,   all   Rents   and  Money
                                             received  from  Accounts  or  under
                                             Leases for the REO  Properties  and
                                             all   Proceeds   thereof   and  all
                                             payments  and  collections  on  the
                                             Mortgage    Loans.     After    the
                                             Collateral   Agent   has   received
                                             written  notice  from the  Agent on
                                             behalf of the Lenders that an Event
                                             of  Default  has  occurred  and  is
                                             continuing and the Indebtedness has
                                             been accelerated,

                           (w) all  payments  and  collections  on the  Mortgage
                  Loans and all Rents and Money received from Accounts or under Leases and derived from any REO Property and all Proceeds thereof shall be payable to Agent for the account of the Lenders or as otherwise directed by the Agent on behalf of the Lenders,

                           (x) the  Agent on behalf of the  Lenders  shall  make
                  deposits, or cause deposits to be made, of such payments, collections, Rents, Money and Proceeds to the Collection Account, as required by this Agreement, and the Borrower shall cooperate (and shall cause the Manager to cooperate) with the Agent on behalf of the Lenders in the making of such deposits or causing such deposits to be made,

                           (y) Borrower shall not have any right to direct any withdrawals from the Collection Account or the Basic Carrying Costs Account, or to make any withdrawals therefrom without the prior written consent of the Agent on behalf of the Lenders, and

                           (z) Proceeds on deposit in the Collection Account and
                  the Basic carrying Costs Account may be applied by the Collateral Agent on behalf of the Lenders for the payment of the Indebtedness pursuant to SECTION 2.8 of this agreement.

                               (b) DISTRIBUTION OF CASH. So long as no Event of Default has occurred and is continuing, on each Payment Date, the
                                        Collateral   Agent  shall  withdraw  the
                                        funds  on  deposit  in  the   Collection
                                        Account on such Payment Date, and shall apply such funds, in each case to the extent of the amounts available in the Collection Account as described above and set forth in the related Payment Date Statement delivered by Borrower, as follows:

                  FIRST, to the payment to the Agent of the interest then due and payable on the Note with respect to the related Interest Accrual Period;

                  SECOND,   to  the  payment  to  the  Agent  of  the  Principal
         Indebtedness in an amount equal to the sum of the Principal Payment Amount, if any, then due and payable and any amount to which the Agent is entitled pursuant to Section 2.7(b) of this Agreement;

                  THIRD, to the payment to the Collateral Agent of the fees of the Collateral Agent then due and payable; and

                  FOURTH, to the payment of any indemnification to which an Indemnified Party is entitled pursuant to SECTIONS 5.1(i) and 5.1(j)

                  FIFTH, to the extent any funds remain in the Collection Account after payment of the amounts described in CLAUSES FIRST through FOURTH above, to the Borrower.

                               (c) PERMITTED INVESTMENTS. Borrower shall direct Collateral Agent in writing to invest and reinvest any balance in the Collection Account, from time to time in Permitted Investments; PROVIDED,
                                        HOWEVER,  that (i) the  maturity  of the
                                        Permitted Investments on deposit therein
                                        shall be at the  discretion of Borrower,
                                        but in  any  event  no  later  than  the
                                        Business Day  immediately  preceding the
                                        date on which such funds are required to
                                        be  withdrawn   therefrom   pursuant  to
                                        SECTION   2.12(A)   or   (B)   of   this
                                        Agreement,  (ii) after  Collateral Agent
                                        has  received  written  notice  from the
                                        Agent  that  an  Event  of  Default  has
                                        occurred  and  is  continuing,  Borrower
                                        shall  not  have  any  right  to  direct
                                        investment   of  the   balance   in  the
                                        Collection   Account,   (iii)  all  such
                                        Permitted  Investments  shall be held in
                                        the name of  Collateral  Agent on behalf
                                        of the  Lenders  and (iv) if no  written
                                        investment  direction is provided to the
                                        Collateral   Agent  by   Borrower,   the
                                        Collateral   Agent   shall   invest  any
                                        balance in the Collection  Account in an
                                        investment  of  the  type  described  in
                                        CLAUSE  (VIII)  of  the   definition  of
                                        Permitted  Investments.  Borrower  shall
                                        cause  all  income  or other  gain  from
                                        investments   of   Money   held  in  the
                                        Collection  Account to be  deposited  in
                                        such  account  immediately  upon receipt
                                        and  any  loss   resulting   from   such
                                        investments  shall  be  charged  to such
                                        account.  The  Agent,  the  Lenders  and
                                        Collateral Agent shall have no liability
                                        for any loss in  investments of funds in
                                        the Collection Account that are invested
                                        in Permitted Investments (unless, in the
                                        case  of  Collateral   Agent,   invested
                                        contrary  to the  Agent's or  Borrower's
                                        written  direction)  and  no  such  loss
                                        shall affect  Borrower's  obligation  to
                                        fund,  or  liability  for  funding,  the
                                        Collection   Account.   Borrower   shall
                                        include all  earnings on the  Collection
                                        Account  as  income  of   Borrower   for
                                        federal   and   applicable   state   tax
                                        purposes.

                               (d) MONTHLY AND PAYMENT DATE STATEMENTS. With respect to each Collection Period, the Collateral Agent shall prepare and deliver, or shall cause to be prepared and delivered, to the Agent a statement (each, a "MONTHLY STATEMENT") no later than five (5) Business Days after the end of such Collection Period setting forth the aggregate deposits to and withdrawals from the Collection Account and the Basic Carrying Costs Account and the opening and closing balances in such accounts. With respect to each Payment Date and the related Collection Period and Interest Accrual Period, Borrower shall prepare and deliver, or shall cause to be prepared and delivered to Collateral Agent and the Agent, a statement (each, a "PAYMENT DATE STATEMENT") no later than the second Business Day prior to such Payment Date with respect to each of the items below, setting forth the following:

                                        (i)    the  aggregate  deposits  to  the
                                               Collection   Account  during  the
                                               related Collection Period and the
                                               opening and  closing  balances in
                                               the Collection Account;

                                        (ii)   the amount of  interest  then due
                                               and  payable on the  Global  Note
                                               with   respect  to  the  Interest
                                               Accrual  Period   (including  the
                                               applicable  number  of  days  and
                                               interest  rate which were applied
                                               in determining such amount);

                                        (iii)  the amount of the  Repayment  Fee
                                               and  Extension  Fee, if any, then
                                               due and payable;

                                        (iv)   the   amount   of  any  fees  and
                                               expenses  of   Collateral   Agent
                                               payable   pursuant   to  the  Fee
                                               Letter and any indemnification to
                                               which  an  Indemnified  Party  is
                                               entitled under this Agreement;

                                        (v)    the  following  information  with
                                               respect    to    the    Principal
                                               Indebtedness    in    a    format
                                               acceptable to the Agent:  (1) the
                                               Principal  Indebtedness as of the
                                               preceding  Payment Date,  (2) any
                                               principal  paid  to  the  Lenders
                                               since the prior Payment Date, (3)
                                               the  principal   payable  to  the
                                               Lenders   pursuant   to   SECTION
                                               2.12(B) on such Payment Date, (4)
                                               the Principal Indebtedness on the
                                               current Payment Date (taking into
                                               account  such  payments)  and (5)
                                               the total  Allocated  Loan Amount
                                               for   the  REO   Properties   and
                                               Mortgage  Loans  as of the  prior
                                               Payment  Date,   any  changes  in
                                               Allocated  Loan Amount of any REO
                                               Property or  Mortgage  Loan since
                                               the prior Payment Date and on the
                                               current  Payment  Date,  and  the
                                               final  Allocated  Loan  Amount of
                                               each REO  Property  and  Mortgage
                                               Loan on the current Payment Date;

                                        (vi)   the amount  remitted to the Basic
                                               Carrying    Costs    Account   in
                                               accordance with SECTION 2.13(a);

                                        (vii)  the  amount,  if any,  payable to
                                               Borrower   pursuant   to  SECTION
                                               2.12(b); and

                                        (viii) with  respect  to  each  Mortgage
                                               Loan, the following  information:
                                               (1)    principal   and   interest
                                               payments  since the prior Payment
                                               Date,  (2)  prepayment   notices,
                                               whether voluntary or involuntary,
                                               (3)  extensions  or requests  for
                                               modification,  (4) delinquencies,
                                               (5)    material    defaults    or
                                               negotiations  with the  Mortgagor
                                               and  (6)  any  other  information
                                               reasonably requested by Agent.

In addition, no later than the twentieth (20th) day of each calendar month (the "ACTIVITY STATEMENT DATE"), commencing in the first full calendar month after the Closing Date, Borrower shall prepare and deliver, or shall cause to be prepared and delivered to the Collateral Agent and the Agent, a statement (each, an "ACTIVITY STATEMENT") in hard copy and on diskette and/or a copy through electronic mail with respect to the Collection Period and Interest Accrual Period for the Payment Date immediately preceding such Activity Statement Date setting forth the following: (x) a cash flow report in a format reasonably acceptable to the Agent describing with respect to each Mortgage Loan, the interest and principal payments and balances in any reserve accounts thereon and, with respect to each REO Property, the related Gross Revenue, property expenses, Capital Improvement Costs and net operating income; and (y) a summary report of new Leases, Lease renewals or extensions or cancellations and Lease modifications and similar proposals with respect to each REO Property or Mortgaged Property.

                               (e) LOSS PROCEEDS. In the event of a casualty or Taking with respect to any REO Property or Mortgaged Property, unless pursuant to SECTION 5.1(x) or 5.1(y) or the related Mortgage, the Loss Proceeds are to be made available for restoration or to the tenants, all of Borrower's interest in Loss Proceeds shall be paid directly to the Collection Account to satisfy the requirements of
                                        SECTION 2.7(b). If the Loss Proceeds are
                                        to be  made  available  for  restoration
                                        pursuant to SECTION  5.1(x) or 5.1(y) of
                                        the  Mortgage  or to the  tenants,  such
                                        Loss   Proceeds   shall   be   held   by
                                        Collateral   Agent   in   a   segregated
                                        interest-bearing  escrow  account in the
                                        name of  Collateral  Agent on  behalf of
                                        the   Lenders   to  be   opened  by  the
                                        Collateral   Agent   within   three  (3)
                                        Business Days after the Collateral Agent
                                        first  receives  written  notice  of the
                                        necessity therefor from the Agent, to be
                                        withdrawn   by   Collateral   Agent  for
                                        delivery  to  Borrower or to the tenants
                                        from  time to  time  to pay  restoration
                                        costs pursuant to a schedule  reasonably
                                        acceptable to the Agent and Borrower. If
                                        any  Loss   Proceeds   are  received  by
                                        Borrower,  such Loss  Proceeds  shall be
                                        received in trust for the Lenders, shall
                                        be   segregated   from  other  funds  of
                                        Borrower, and shall be forthwith paid to Collateral Agent to the extent necessary to comply with this Agreement.

                               (f) LOCKBOXES. To the extent that any Mortgage Loan includes or provides for a lockbox for collection of Rents from the Mortgaged Property, at such time as the Mortgage Loan becomes Collateral under this Agreement Borrower shall assign such lockbox to the Collateral Agent (as directed by Agent), and otherwise take such steps as Agent shall require (including delivery of notices to all tenants directing them to pay all Rents to the Collateral Agent) to have Rents sent directly from tenants of the Mortgaged Property to Collateral Agent after the occurrence of an Event of Default and acceleration of the Indebtedness. All such Rents sent directly to Collateral Agent shall be deposited in the Collection Account and applied in accordance with the provisions of this Agreement. Collateral Agent shall be under no obligation to contact or communicate with any tenant.

                               (g) COLLATERAL AGENT'S RELIANCE. Collateral Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. Collateral Agent may rely on written notice from the Agent as to the occurrence and continuance of an Event of Default, without further written notice by the Lenders to the contrary.

        SECTION 2.13.      BASIC CARRYING COSTS ACCOUNT.
                               (a) BASIC CARRYING COSTS ACCOUNT. Not later than the Closing Date, the Borrower shall establish and maintain with the Collateral Agent an account which shall be an Eligible Account and shall be designated the Basic Carrying Costs Account (the "BASIC CARRYING COSTS ACCOUNT") for the benefit of the Lenders until the Loan is paid in full. On each Payment Date, if the Agent shall not have notified the Borrower that an Event of Default has occurred and is continuing, the Borrower shall deposit in the Basic Carrying Costs Account, an amount equal to the product of (x)
                                        0.0833,  and  (y)  the  sum of  (i)  the
                                        annual amount set forth in the Operating
                                        Budget approved by Agent with respect to
                                        each REO  Property  referred  to therein
                                        for  Basic  Carrying  Costs and (ii) the
                                        Basic  Carrying  Costs  included  in any
                                        pro-forma  financial statement delivered
                                        in  connection  with  the  making  of an
                                        Advance for an REO  Property as to which
                                        an   Operating   Budget   has  not  been
                                        delivered.  Any and all Moneys  remitted
                                        to  the  Basic  Carrying  Costs  Account
                                        together with any Permitted  Investments
                                        in  which  such  Moneys  are or  will be
                                        invested or reinvested  during the terms
                                        of this Agreement,  shall be held in the
                                        Basic  Carrying  Costs Account and shall
                                        be  withdrawn  by the  Collateral  Agent
                                        within  three  (3)   Business   Days  of
                                        written    request   of   the   Borrower
                                        delivered to Agent and Collateral  Agent
                                        together  with  documentation  and other
                                        evidence   (including   invoices)   with
                                        respect to the use of such funds, to pay
                                        or  reimburse  the  Borrower  for  Basic
                                        Carrying   Costs.   In  the   event  the
                                        Borrower   satisfies   the   outstanding
                                        Indebtedness  in full,  the  Lenders and
                                        the  Collateral  Agent (upon  receipt of
                                        written  notice  thereof from the Agent)
                                        shall  release  any and all  amounts  on
                                        deposit  in  the  Basic  Carrying  Costs
                                        Account to the  Borrower on the Business
                                        Day on which  the  Borrower  repays  the
                                        outstanding  Indebtedness  in full.  The
                                        Collateral    Agent    shall    not   be
                                        responsible  for   confirmation  of  the
                                        application of funds withdrawn from the Basic Carrying Costs Account to the applicable purposes set forth above.

                               (b) INVESTMENT OF FUNDS. All or a portion of any Moneys in the Basic Carrying Costs Account shall be invested and reinvested, so long as Collateral Agent has not received written notice from the Agent that an Event of Default has occurred and is continuing, by Collateral Agent in accordance with written instructions delivered by Borrower, or after Collateral Agent has received written notice from Agent that an Event of Default has occurred and is continuing, by Agent, in one or more Permitted Investments. So long as Collateral Agent has not received written notice from the Agent that an Event of Default has occurred and is continuing, all such Permitted Investments shall be made in the name of Borrower, and after Collateral Agent has received written notice from Agent that an Event of Default has occurred and is continuing, all such Permitted Investments shall be made in the name of the Agent on behalf of the Lenders or as otherwise directed by the Agent. Borrower or the Agent, as applicable, shall cause
                                        all    income   or   other   gain   from
                                        investments  of Money  held in the Basic
                                        Carrying  Costs  Account to be deposited
                                        in  the  Basic  Carrying  Costs  Account
                                        immediately  upon  receipt  and any loss
                                        resulting from such investments shall be
                                        charged  to  the  Basic  Carrying  Costs
                                        Account.  Unless and until  title to the
                                        funds  therein  shall have vested in any
                                        Person  other  than  Borrower,  Borrower
                                        shall include all such income or gain on
                                        the  Basic  Carrying  Costs  Account  as
                                        income  of  Borrower   for  federal  and
                                        applicable state tax purposes.

                               (c) EVENT OF DEFAULT. After Collateral Agent has received written notice from the Agent that an Event of Default has occurred and is continuing and for so long as such Event of Default is continuing, Borrower shall not be permitted to make any withdrawals from the Basic Carrying Costs Account and the Collateral Agent at the written direction of the Agent may liquidate any Permitted Investments of the amount on deposit in the Basic Carrying Costs Account, withdraw the proceeds of such liquidation and use such amount on deposit in the Basic Carrying Costs Account to make payments on account of the Loan in accordance with the priorities set forth in SECTION 2.8.

        SECTION 2.14.      SECURITY AGREEMENT.
                               (a) PLEDGE OF ACCOUNT. To secure the full and punctual payment and performance of all of the Indebtedness, Borrower hereby assigns, conveys, pledges and transfers to the Lenders, to be held by Collateral Agent on behalf of the Lenders as agent/bailee, and grant a first and continuing security interest in and to, the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the "ACCOUNT COLLATERAL"):

                                        (i)    all of  Borrower's  right,  title
                                               and  interest  in the  Collection
                                               Account  and the  Basic  Carrying
                                               Costs  Account  and all Money and
                                               Permitted  Investments,  if  any,
                                               from  time to time  deposited  or
                                               held  in the  Collection  Account
                                               and  the  Basic   Carrying  Costs
                                               Account;

                                        (ii)   all of  Borrower's  right,  title
                                               and    interest   in    interest,
                                               dividends, Money, Instruments and
                                               other  property from time to time
                                               received, receivable or otherwise
                                               payable  in  respect  of,  or  in
                                               exchange    for,   any   of   the
                                               foregoing until such time as such
                                               items  are  disbursed   from  the
                                               Collection  Account and the Basic
                                               Carrying Costs Account; and

                                        (iii)  to  the  extent  not  covered  by
                                               CLAUSE  (i) or  (ii)  above,  all
                                               Borrower's   right,   title   and
                                               interest  in  Proceeds  of any or
                                               all of the foregoing.

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

                               (b) COVENANTS. So long as any portion of the Indebtedness is outstanding and an Event of Default has occurred and is continuing, Borrower shall not open (or permit the Manager to open) any account other than the Collection Account for the deposit of Rents or Money received from Accounts or under Leases and derived from the REO Property and all Proceeds and payments and collections on the Mortgage Loans to pay amounts owing hereunder, other than any account for amounts required by law to be segregated by Borrower. The Account Collateral shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other banking authority or Governmental Authority, as may now or hereafter be in effect, and to the rules, regulations and procedures of Collateral Agent relating to demand deposit accounts from time to time in effect.

                               (c)      FINANCING      STATEMENTS;       FURTHER
                                        ASSURANCES.   On   the   Closing   Date,
                                        Borrower  shall  execute  and deliver to
                                        the   initial   Lender   for   filing  a
                                        financing  statement  or  statements  in
                                        connection  with the Account  Collateral
                                        in the form required to properly perfect
                                        Collateral  Agent's security interest on
                                        behalf  of the  Lenders  in the  Account
                                        Collateral  to the extent that it may be
                                        perfected by such a filing. From time to
                                        time,   at  the  expense  of   Borrower,
                                        Borrower  shall  promptly   execute  and
                                        deliver  all  further  instruments,  and
                                        take all further action,  that the Agent
                                        may  reasonably  request,  in  order  to
                                        perfect   and  protect  the  pledge  and
                                        security  interest  granted or purported
                                        to  be  granted  hereby,  or  to  enable
                                        Collateral Agent to exercise and enforce
                                        Collateral  Agent's  rights and remedies
                                        hereunder  with  respect to, any Account
                                        collateral.  Collateral  Agent shall not
                                        be responsible for the  determination of
                                        the  financing   statements   and  other
                                        instruments  necessary  to perfect  such
                                        security  interest  or for the filing of
                                        such  financing   statements  and  other
                                        instruments at the locations necessary to perfect such security interest and shall rely on an opinion of counsel to the Borrower as to the perfection of such security interest.

                               (d) TRANSFERS AND OTHER LIENS. Borrower shall not sell or otherwise dispose of any of the Account Collateral other than pursuant to the terms hereof, or create or permit to exist any Lien upon or with respect to all or any of the Account Collateral, except for the Lien granted to Collateral Agent under this Agreement.

                               (e) NO WAIVER. Every right and remedy granted to Collateral Agent and/or the Lenders under this Agreement or by law may be exercised by Collateral Agent at any time and from time to time, and as often as Collateral Agent and/or the Lenders may deem expedient. Any and all of Collateral Agent's and/or the
                                        Lenders'  rights  with  respect  to  the
                                        pledge of and  security  interest in the
                                        Account   Collateral  granted  hereunder
                                        shall continue unimpaired,  and Borrower
                                        shall  be  and   remain   obligated   in
                                        accordance   with  the   terms   hereof,
                                        notwithstanding  (i) any  proceeding  of
                                        the  Borrower  under the  United  States
                                        Bankruptcy   Code  or  any   bankruptcy,
                                        insolvency  or  reorganization  laws  or
                                        statutes of any state,  (ii) the release
                                        or substitution of Account Collateral at
                                        any time,  or of any rights or interests
                                        therein or (iii) any delay, extension of
                                        time,   renewal,   compromise  or  other
                                        indulgence  granted by Collateral  Agent
                                        in the event of any Default with respect
                                        to the Account  Collateral  or otherwise
                                        hereunder. No delay or extension of time
                                        by Collateral  Agent in  exercising  any
                                        power of sale,  option or other right or
                                        remedy  hereunder,   and  no  notice  or
                                        demand  which  may be  given  to or made
                                        upon Borrower by Collateral Agent, shall
                                        constitute a waiver  thereof,  or limit,
                                        impair or prejudice  Collateral  Agent's
                                        right, without notice or demand, to take
                                        any  action   against   Borrower  or  to
                                        exercise any other power of sale, option or any other right or remedy.

                               (f) AGENT APPOINTED ATTORNEY-IN-FACT. Borrower hereby irrevocably constitutes and appoints Agent as its true and lawful attorneys-in-fact, with full power of substitution, at any time after the occurrence and during the continuation of an Event of Default, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Account Collateral, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower with respect to the Account Collateral, which Borrower could or might do in the absence of an Event of Default or which the Agent may deem reasonably necessary or desirable to more fully vest in Agent the rights and remedies provided for herein with respect to the Account Collateral and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest.

                               (g)      CONTINUING       SECURITY      INTEREST;
                                        TERMINATION.  This  SECTION  2.14  shall
                                        create  a   continuing   pledge  of  and
                                        security   interest   in   the   Account
                                        Collateral  and  shall  remain  in  full
                                        force and effect  until  payment in full
                                        by  Borrower of the  Indebtedness.  Upon
                                        payment  in  full  by  Borrower  of  the
                                        Indebtedness, Borrower shall be entitled
                                        to the  return,  upon its request and at
                                        its  expense,  of  such  of the  Account
                                        Collateral  as shall  not have been sold
                                        or  otherwise  applied  pursuant  to the
                                        terms   hereof,    and,   upon   written
                                        notification  by the Agent to Collateral
                                        Agent  that  the  Indebtedness  has been
                                        paid in  full,  Collateral  Agent  shall
                                        release  any  funds  then  held by it in
                                        accounts  established  by Borrower  with
                                        Collateral   Agent   pursuant   to  this
                                        Agreement   and   shall   execute   such
                                        instruments  and  documents  as  may  be
                                        reasonably   requested  by  Borrower  to
                                        evidence   such   termination   and  the
                                        release of the  pledge and lien  hereof;
                                        PROVIDED, HOWEVER, -------- ------- that
                                        Borrower  shall  simultaneously  pay  on
                                        demand upon presentation of invoices all
                                        of   Collateral   Agent's   expenses  in
                                        connection      therewith     (including
                                        reasonable     attorneys'    fees    and
                                        disbursements).

                               (h) RIGHT OF SET-OFF. Collateral Agent waives any and all rights it may have at law or otherwise to set off or make any claim against the Account Collateral, except, with respect to any checks returned for insufficient funds, the payment of Collateral Agent's fees and expenses (including reasonable attorney fees and disbursements), and for the maintenance of the Account collateral.

        SECTION 2.15. MORTGAGE RECORDING TAXES. The Lien to be created by the REO Mortgages is intended to encumber each REO Property described therein to the full extent of the Loan Amount (or, in the case of any REO Property located in a State which imposes a tax on the recordation of REO Mortgages, an amount reasonably acceptable to the Agent). On each Advance Closing Date, Borrower shall have paid all state, county and municipal recording and all other taxes imposed and required to be paid upon the execution and recordation of each newly executed REO Mortgage, if any, and all other REO Mortgages dated on or prior to the Advance Closing Date for which any such taxes shall not have been paid, if any.

        SECTION 2.16.      GENERAL COLLATERAL AGENT PROVISIONS.
                               (a) APPOINTMENT. The Lenders hereby designate and appoint LaSalle National Bank as Collateral Agent of each of the Lenders under this Agreement, and authorize LaSalle National Bank, as Collateral Agent for Lenders, to take such action on their behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read
                                        into this  Agreement  or any other  Loan
                                        Document  or  otherwise   exist  against
                                        Collateral Agent.

                               (b) COLLATERAL AGENT'S RIGHT TO PERFORM. If an Event of Default shall have occurred and be continuing, Collateral Agent may, but shall have no obligation to, itself perform, or cause performance of, such covenant or obligation giving rise to such Event of Default after giving Borrower at least five (5) Business Days prior written notice of such intent, and the reasonable fees and expenses of Collateral Agent incurred in connection therewith shall be payable by Borrower to Collateral Agent upon demand. Notwithstanding the foregoing,
                                        Collateral    Agent    shall   have   no
                                        obligation to send notice to Borrower of any such failure unless directed to do so by Agent in writing, except that Collateral Agent shall not have the right set forth in this SECTION 2.16(b) to perform unless such notice has been sent.

                               (c) STANDARD OF CARE. Beyond the observance of Accepted Practices and the exercise of reasonable care in the custody or disbursement thereof, Collateral Agent shall not have any duty as to  any  Account  Collateral  or  any
                                        income  thereon  in  its  possession  or
                                        control or in the  possession or control
                                        of  any  agents  for,  or of  Collateral
                                        Agent,  or the  preservation  of  rights
                                        against  any  Person or  otherwise  with
                                        respect thereto.  Collateral Agent shall
                                        be deemed to have  exercised  reasonable
                                        care  in  the  custody  of  the  Account
                                        Collateral  in  its  possession  if  the
                                        Account Collateral is accorded treatment
                                        in   accordance    with   the   Accepted
                                        Practices.

                               (d) EXCULPATORY PROVISIONS. Neither Collateral Agent nor any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or
                                        Affiliates  shall be  responsible in any
                                        manner to the Lenders for any  recitals,
                                        statements,      representations      or
                                        warranties   made  by  Borrower  or  any
                                        officer   thereof   contained   in  this
                                        Agreement or any other Loan  Document or
                                        in any certificate, report, statement or
                                        other  document  referred to or provided
                                        for in, or received by Collateral  Agent
                                        under  or  in  connection   with,   this
                                        Agreement or any other Loan  Document or
                                        for the value, validity,  effectiveness,
                                        genuineness,      enforceability      or
                                        sufficiency of this Agreement,  the Note
                                        or any other  Loan  Document  or for any
                                        failure of  Borrower  to  perform  their
                                        obligations   hereunder  or  thereunder.
                                        Collateral  Agent shall not be under any
                                        obligation  to the Lenders to  ascertain
                                        or  to  inquire  as  to  the  agreements
                                        contained  in, or  conditions  of,  this
                                        Loan   Agreement   or  any  other   Loan
                                        Document,  or to inspect the properties,
                                        books or records of Borrower. Collateral
                                        Agent  shall not be required to take any
                                        discretionary  actions  hereunder except
                                        at the written  direction of Borrower or
                                        the  Agent,  it  being   understood  and
                                        agreed that  Collateral  Agent's  duties
                                        hereunder shall be wholly ministerial in
                                        nature  and  that the  Collateral  Agent
                                        shall not be responsible for calculating
                                        any financial  ratios or generating  any
                                        reports for the Lenders or the Borrower.
                                        In  connection  with  any  discretionary
                                        action   which   Borrower  is  permitted
                                        hereunder to direct  Collateral Agent to
                                        take, if  Collateral  Agent shall follow
                                        the   Agent's    directions    and   not
                                        Borrower's directions,  it shall have no
                                        liability  to Borrower  (or to any other
                                        Person)   for    following    any   such
                                        directions  of the  Agent  and  for  not
                                        following  such  directions  of Borrower
                                        (if   expressly    permitted    herein).
                                        Collateral  Agent shall not be under any
                                        obligation  or duty to  perform  any act
                                        which,   in   Collateral   Agent's  sole
                                        reasonable judgment, could involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own Moines, unless the Agent or Borrower, as the case may be, shall have offered to Collateral Agent reasonable security or indemnity against such expense, liability, suit or advance.

                               (e) INDEMNIFICATION. Borrower shall indemnify and hold Collateral Agent, and its agents, attorneys, employees and officers harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Collateral Agent in connection with the transactions contemplated hereby, excluding  any  loss,
                                        cost  or  damage   (including,   without
                                        limitation,  reasonable  attorneys' fees
                                        and  disbursements)  arising as a result
                                        of Collateral  Agent's  failure to adopt
                                        and  follow  Accepted   Practices,   bad
                                        faith,  willful  misconduct or violation
                                        of applicable  law. The  indemnification
                                        set  forth  in  this   paragraph   shall
                                        survive the satisfaction and payment of the Indebtedness and the termination of this Agreement.

                               (f) COLLATERAL AGENT'S RELIANCE. Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telescope, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel and other experts selected by Collateral Agent. Collateral Agent may deem and treat the payee of the Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with Collateral Agent. Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of Lender as it deems appropriate or it shall first be indemnified to its satisfaction by Lender against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Provided that the Collateral Agent acts in accordance with Accepted Practices, Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon Lenders and all future holders of the Note. All requests to the Collateral Agent for wire transfers of funds, for transfers between accounts established pursuant to this Agreement or any other transfer not specifically described in this Agreement shall be in writing.

                               (g) NOTICE OF DEFAULT. Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless Collateral Agent has received written notice from the Agent referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." Collateral Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Agent, including any action under this Agreement.

                               (h) NONRELIANCE ON COLLATERAL AGENT. Neither Collateral Agent nor any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or
                                        Affiliates has made any  representations
                                        or  warranties to the Lenders and no act
                                        by Collateral  Agent  hereinafter  taken
                                        (including  any review of the affairs of
                                        Borrower)  shall be deemed to constitute
                                        any   representation   or
                                        warranty  by  Collateral  Agent  to  the
                                        Lenders. Except for notices, reports and
                                        other documents expressly required to be
                                        furnished  to the  Agent  by  Collateral
                                        Agent hereunder,  Collateral Agent shall
                                        not have any duty or  responsibility  to
                                        provide the  Lenders  with any credit or
                                        other    information    concerning   the
                                        business,     operations,      property,
                                        condition   (financial  or   otherwise),
                                        prospects   or    creditworthiness    of
                                        Borrower   which   may  come   into  the
                                        possession of Collateral Agent or any of
                                        its  officers,   directors,   employees,
                                        agents, attorneys,  attorneys-in-fact or
                                        Affiliates.

                               (i) REMOVAL AND RESIGNATION. Collateral Agent shall have the right to resign as collateral agent hereunder and Agent shall have the right to remove Collateral Agent as collateral agent hereunder, in each case upon thirty (30) days' written notice to the other parties to this Agreement. In the event of such resignation or removal, the Agent shall appoint a successor Collateral Agent with the consent of
                                        Borrower   (such   consent   not  to  be
                                        unreasonably  withheld or  delayed).  No
                                        such  removal  of  or   resignation   by
                                        Collateral  Agent shall become effective
                                        until a successor Collateral Agent shall
                                        have  accepted  such   appointment   and
                                        executed an instrument by which it shall
                                        have  assumed  all  of  the  rights  and
                                        obligations    of    Collateral    Agent
                                        hereunder.    If   no   such   successor
                                        Collateral  Agent  is  appointed  within
                                        sixty  (60)  days (or,  if fees  payable
                                        under the Fee Letter have not been paid,
                                        thirty (30) days)  after  receipt of the
                                        resigning  Collateral  Agent's notice of
                                        resignation  or removal,  the  resigning
                                        Collateral  Agent may  petition  a court
                                        for  the   appointment  of  a  successor
                                        Collateral Agent. In connection with any
                                        removal of or  resignation by Collateral
                                        Agent,  (A)  the  removed  or  resigning
                                        Collateral Agent shall (at the sole cost
                                        and expense of the  Borrower in the case
                                        of a  removal  of the  Collateral  Agent
                                        without cause) (1) duly assign, transfer
                                        and deliver to the successor  Collateral
                                        Agent this  Agreement  and all Money and
                                        Permitted   Investments   held   by   it
                                        hereunder,  (2) execute  such  financing
                                        statements and other  instruments as may
                                        be necessary to assign to the  successor
                                        Collateral Agent the security  interests
                                        existing   in  favor  of  the   retiring
                                        Collateral  Agent   hereunder,   and  to
                                        otherwise give effect to such succession
                                        and (3) take such  other  actions as may
                                        be reasonably required by Borrower,  the
                                        Agent or the successor  Collateral Agent
                                        in connection with the foregoing and (B)
                                        the  successor  Collateral  Agent  shall
                                        establish in its name,  as agent for the
                                        Lenders,    as   secured   party,    the
                                        Collection Account and Reserve Account as Borrower is required to maintain pursuant to the terms of this Agreement.

                               (j) INDIVIDUAL CAPACITY. Collateral Agent and its Affiliates may make loans to,
                                        accept   deposits   from  and  generally
                                        engage in any kind of business with Borrower or any Affiliate, as though Collateral Agent were not Collateral Agent hereunder, or under the other Loan Documents.

        SECTION 2.17.      EXTENSION OPTION.
                               (a) Borrower shall have the option (the "EXTENSION OPTION"), to extend the
                                        Maturity  Date  of  the  Loan  from  the
                                        Payment   Date  in   June,   2001   (the
                                        "ORIGINAL   MATURITY   DATE"),   to  the
                                        Payment   Date  in   June,   2002   (the
                                        "EXTENDED    MATURITY    DATE"),    upon
                                        satisfaction of each of the following conditions (the "EXTENSION CONDITIONS"):

                                        (i)    Borrower shall have given written
                                               notice (an "EXTENSION NOTICE") to
                                               the  Agent and  Collateral  Agent
                                               not less  than  sixty  (60)  days
                                               prior  to the  Original  Maturity
                                               Date of its  election to exercise
                                               the Extension Option;

                                        (ii)   no  Default  or Event of  Default
                                               shall   have   occurred   and  be
                                               continuing    on   the   Original
                                               Maturity Date;

                                        (iii)  Borrower  shall  have paid to the
                                               Agent  for  the  benefit  of  the
                                               Lenders on the Original  Maturity
                                               Date a fee (an  "EXTENSION  FEE")
                                               equal to the product of 0.50% and
                                               the Principal Indebtedness; and

                                        (iv)   Borrower  shall have delivered to
                                               the  Agent   such   evidence   of
                                               corporate  and limited  liability
                                               company  authorization  and other
                                               documents    relating    to   the
                                               Extension  Option  as  the  Agent
                                               shall reasonably require.

                               (b) Borrower may revoke any Extension Notice by written notice (or telephonic notice promptly confirmed in writing) to the Agent on behalf of the Lenders and to the Collateral Agent on or prior to the fifteenth (15th) Business Day prior to the Original Maturity Date; PROVIDED, HOWEVER, that Borrower shall pay the reasonable costs incurred by the Agent and Collateral Agent in connection with the giving of any Extension Notice and its revocation. If the term of the Loan is extended pursuant to the provisions of this SECTION ------- 2.17, then all the terms and conditions of the Loan ---- Documents shall remain in full force and effect and unmodified, except that the Maturity Date shall be the Extended Maturity Date.

        SECTION 2.18.      DELIVERY AND CUSTODY OF MORTGAGE LOAN DOCUMENTS.
                               (a) DELIVERY OF MORTGAGE LOAN DOCUMENTS. Not later than each Advance Closing Date on which a Mortgage Loan is being added to the Collateral, Borrower shall deliver or cause to be delivered to Collateral Agent (including, but not limited to, through an escrow arrangement), the Mortgage Note relating to such Mortgage Loan. On each Advance Closing Date on which a Mortgage Loan is being added to the Collateral, Collateral Agent shall deliver to Agent and Borrower an initial certification in the form attached hereto as EXHIBIT R-1 (the "INITIAL COLLATERAL AGENT CERTIFICATION") with respect to possession of the related Mortgage Note, if applicable. On or prior to each Advance


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

                                        Closing Date on which a Mortgage Loan is
                                        being added to the Collateral,  Borrower
                                        shall  deliver or cause to be  delivered
                                        to   Collateral   Agent,   the  original
                                        Mortgage Loan Documents  (other than the
                                        Mortgage  Note) for such Mortgage  Loan,
                                        if   applicable.   From  time  to  time,
                                        Borrower may forward to Collateral Agent
                                        additional    original    documents   or
                                        additional  documents  relating  to  the
                                        Mortgage Loans.

                               (b) CERTIFICATION OF COLLATERAL AGENT. As soon as practicable but in any event no later than the date that is forty-five
                                        (45)  days  immediately  succeeding  the
                                        date of  delivery of the  Mortgage  Loan
                                        Documents  by  Borrower  to   Collateral
                                        Agent, Collateral Agent shall review the
                                        Mortgage Loan Documents  delivered to it
                                        and shall  deliver to Agent and Borrower
                                        a final  certification  with  respect to
                                        the Mortgage Loan Documents specified in
                                        paragraphs   (A)   through  (M)  of  the
                                        definition of "Mortgage Loan Documents",
                                        in the form  attached  hereto as EXHIBIT
                                        R-2   (the   "FINAL   COLLATERAL   AGENT
                                        CERTIFICATION").    Any    defects    or
                                        exceptions  to the  foregoing  noted  by
                                        Collateral  Agent shall be  reflected on
                                        an  exception   list   attached  to  the
                                        certification.  Under  no  circumstances
                                        shall  Collateral  Agent be obligated to
                                        verify the authenticity of any signature
                                        on  any  of the  documents  received  or
                                        examined by it in  connection  with this
                                        Agreement  or the  authority or capacity
                                        of any  person to  execute  or issue any
                                        such  document.  Collateral  Agent shall
                                        not  be   responsible   for  the   form,
                                        substance,    sufficiency,     validity,
                                        perfection,  priority,  effectiveness or
                                        enforceability  of any of such documents
                                        nor for making any  determination  as to
                                        the    availability    of    alternative
                                        documents,    or    the    customs    or
                                        requirements of any  jurisdiction or any
                                        applicable  law.  Collateral  Agent  may
                                        accept but shall not be responsible  for
                                        examining or determining  the meaning or
                                        effect  of  any  document  that  is  not
                                        expressly described in the definition of
                                        Mortgage Loan Documents;  PROVIDED, that
                                        Collateral   Agent   --------  shall  be
                                        responsible to notify Agent and Borrower
                                        of the  existence of any such items.  On
                                        or  prior  to the  date  that is 30 days
                                        immediately  succeeding the date of such
                                        certification,  Borrower  shall  cure in
                                        all   material   respects  the  material
                                        defects or  exceptions  set forth on the
                                        exception    list   attached   to   such
                                        certification with respect to which the Agent shall have notified the Borrower that such defect or exception has a Material Adverse Effect.

                               (c) OBLIGATIONS OF COLLATERAL AGENT. With respect to each Mortgage Loan Document that is delivered to Collateral Agent or which comes into the possession of Collateral Agent, Collateral Agent is the custodian for Agent and Borrower as their interests may appear herein. Collateral Agent shall hold all Mortgage Loan Documents for the exclusive use and benefit of Agent and Borrower as their interests may appear herein, and shall make disposition thereof only in accordance with this Agreement. Collateral Agent shall segregate and maintain continuous custody of the Mortgage Loan

                                        Documents   in  secure   and   fireproof
                                        facilities in accordance with customary standards for such custody.

                               (d) RELEASE FOR SERVICING. From time to time as appropriate for the administration and servicing of any of the Mortgage Loans, Collateral Agent is hereby authorized, upon written receipt from Borrower (provided that no uncured Event of Default has occurred and is continuing) of a Request for Release in the form attached hereto to release to Borrower or its agent, the related Mortgage Loan Documents. Agent may, from time to time by written notice to Borrower, establish reasonable limitations  on the aggregate  number or
                                        Market  Value  of  Mortgage  Loans as to
                                        which the Mortgage Loan Documents may be
                                        outside Collateral Agent's possession at
                                        any time.  To the extent  that  original
                                        Mortgage  Loan   Documents  need  to  be
                                        released   by   Collateral    Agent   to
                                        facilitate  legal  enforcement of rights
                                        or remedies  thereunder,  such  releases
                                        shall  be  made   directly   to  counsel
                                        pursuant to direct  agreements with such
                                        counsel to return the original  Mortgage
                                        Loan   Documents  to  Collateral   Agent
                                        within ten (10) Business Days after such
                                        counsel  determines  that  the  need for
                                        them no longer exists.  All documents so
                                        released  to Borrower or its agent shall
                                        be  held by  Borrower  or its  agent  in
                                        trust for the  benefit  of Agent and the
                                        Lenders.  Borrower  or its  agent  shall
                                        return to Collateral  Agent the Mortgage
                                        Loan  Documents or other such  documents
                                        within  ten  (10)  Business  Days  after
                                        Borrower  or its  agent  has  determined
                                        that the need thereof in connection with
                                        such   servicing  no  longer  exists  or
                                        (except to the extent the Mortgage  Loan
                                        Documents  or  other  documents  are  in
                                        custody  of  a  court  for  purposes  of
                                        enforcement  thereof)  within  ten  (10)
                                        Business Days after the earlier  request
                                        by Agent or  Collateral  Agent to return
                                        such  documents  to  Collateral   Agent.
                                        Borrower shall be responsible to Agent for the reconstruction of any documents lost while released pursuant to this paragraph.

                               (e) RELEASE FOR PAYMENT. Upon (i) the payment in full of or a discounted payoff in full satisfaction of any Mortgage Loan or upon a Transfer of any Mortgage Loan, or (ii) the payment in full of the Indebtedness and, in either case, written receipt by Collateral Agent of a related Request for Release in the form attached hereto, Collateral Agent shall promptly release the related Mortgage Loan Documents and the Collateral and any liens related thereto to Borrower or, to the extent necessary to facilitate future savings of mortgage tax in states that impose mortgage taxes, assign such Liens as Borrower shall request, provided that any such assignments shall be without recourse, representation, or warranty of any kind, except that Agent shall represent and warrant that such Lien has not been previously assigned. Agent and Collateral Agent shall with reasonable promptness execute any document or instrument necessary to effectuate such release or assignment.

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

                               (f) EXAMINATION OF MORTGAGE LOAN DOCUMENTS. Upon reasonable prior notice to Collateral Agent, Agent or Borrower and their agents, accountants, attorneys and auditors shall be permitted during normal business hours to examine the Mortgage Loan Documents, documents, records and other papers in the possession of or under the control of Collateral Agent relating to any or all of the Mortgage Loan Documents.

                               (g) INSURANCE OF COLLATERAL AGENT. At its own expense, Collateral Agent shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as a custodian.

                                  ARTICLE III.
                              CONDITIONS PRECEDENT

        SECTION 3.1.       CONDITIONS PRECEDENT TO EFFECTIVENESS.
                  This Agreement shall become effective on the date that all of the following conditions shall have been satisfied (or waived in accordance with SECTION 8.4) (the "CLOSING DATE"), it being understood and agreed that the funding of an Advance on each Advance Closing Date shall be deemed evidence that all such conditions have been satisfied or waived by the Agent as of such Advance Closing Date:

                           (A) LOAN AGREEMENT. Borrower shall have executed and delivered this Agreement to the Agent.

                           (B) GLOBAL NOTE. Borrower shall have executed and delivered to Agent the Global Note.

                           (C) PLEDGE AGREEMENT; ENVIRONMENTAL INDEMNITY AGREEMENT; GUARANTY OF NONRECOURSE OBLIGATIONS; GUARANTY OF PAYMENT. The partners of the Borrower shall have executed and delivered the Pledge Agreement to the Agent. Borrower and Guarantor shall have executed and delivered the Environmental Indemnity Agreement to the Agent. Guarantor shall have executed and delivered to Agent the Guaranty of Nonrecourse Obligations and the Guaranty of Payment.

                           (D) OPINIONS OF COUNSEL. Agent and the Collateral Agent shall have received from in-house counsel to Borrower and the Guarantor, the legal opinions, substantially in the form attached hereto as EXHIBIT F-2, with respect to limited partnership matters. Such legal opinions will be addressed to Agent and Collateral Agent, dated the Closing Date, and in form and substance satisfactory to Agent and Collateral Agent and their respective counsel.

                           (E) ORGANIZATIONAL DOCUMENTS. Agent shall have received with respect to each of Borrower and the Guarantor its certificate of formation, certificate of incorporation or certificate of limited partnership, as the case may be, each as amended, modified or supplemented to the Closing Date, as filed with the Secretary of State in the jurisdiction of organization and in effect on the Closing Date and certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than ten (10) days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the

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

                  Secretaries of State (or the equivalent thereof) of each other State in which such Person is required to be qualified to transact business.

                           (F) CERTIFIED RESOLUTIONS, ETC. Agent shall have received a certificate of the general partner of Borrower and the Guarantor dated the Closing Date, certifying (i) the names and true signatures of its incumbent officers authorized to sign the Loan Documents to which Borrower or the Guarantor is each a party, (ii) the Organization Agreement of Borrower and true and correct copies of the operating agreements, by-laws, partnership agreements or other applicable organizational documents of the Guarantor and such general partner, in each case as in effect on the Closing Date, (iii) the resolutions of Borrower and the Guarantor and such general partner, as applicable, approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, and (iv) with respect to Borrower, that there have been no changes in the Organization Agreement since the date of execution thereof.

                           (G) TRANSACTION COSTS. Borrower shall have paid all Transaction Costs for which bills have been submitted in accordance with the provisions of SECTION 8.23.

                           (H) ADDITIONAL MATTERS. The Agent shall have received such other certificates, opinions, documents and instruments relating to the Loan as may have been reasonably requested by the Agent. All corporate and other organizational proceedings, all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Loan shall be reasonably satisfactory in form and substance to the Agent.

                           (I) NO DEFAULT OR EVENT OF DEFAULT. No Default with respect to the payment of money or Event of Default shall have occurred and be continuing on the Closing Date.

                           (J) NO INJUNCTION. No law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of the initial Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making or repayment of the Loan or the consummation of the Transaction.

                           (K)  REPRESENTATIONS     AND     WARRANTIES.      The
                  representations and warranties herein and in the other Loan Documents shall be true and correct on the Closing Date.

        SECTION 3.2.       EXECUTION AND DELIVERY OF AGREEMENT.
                    The execution and delivery by Borrower of this Agreement shall constitute a representation and warranty by Borrower to Agent that all of the conditions required to be satisfied under SECTION 3.1 have been satisfied or waived in accordance with SECTION 8.4.

        SECTION 3.3. PROCEDURE FOR DISBURSEMENT OF AN ADVANCE FOR AN REO PROPERTY ACQUISITION OR MORTGAGE LOAN ACQUISITION OR ORIGINATION OR ADDITIONAL DISBURSEMENT.
                               (a) REQUEST FOR ADVANCE. In the event Borrower wishes to receive an Advance for an acquisition of an REO Property or acquisition or origination of a Mortgage Loan on an Advance Closing Date,
                                        Borrower  shall  submit  to  Agent,   on
                                        behalf of the Lenders, a written request for such Advance, including therein (A) the amount of the proposed Advance and an explanation of how such amount was derived; (B) the items set forth in
                                        SECTION 3.4 below for such REO

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

                                        Property or Mortgage Loan or the related
                                        Mortgage  Property;   (C)  a  submission
                                        underwriting  memorandum describing such
                                        REO Property in reasonable  detail;  (D)
                                        in the  case of a  Mortgage  Loan  only,
                                        copies of loan documentation (including,
                                        without  limitation,  the  Mortgage  and
                                        related  Mortgage  Note);  and (E)  such
                                        other   documents,    deliveries,    and
                                        certificates as Agent may reasonably request.

                               (b) GRANT OR DENIAL. Agent shall, in its sole discretion and subject to the terms of this Agreement, grant or deny Borrower's request for such Advance in writing (including in the case of a grant the amount of the related Advance) within ten (10) Business Days after its receipt of all the information delivered pursuant to SECTION 3.3(A).

                               (c) MAKING OF ADVANCE. If Agent approves a request for an Advance, an Advance shall be made on the date that the conditions set forth in SECTION 3.5 below shall have been satisfied (or waived in accordance with SECTION 8.4), which date shall be at Borrower's option but on an Advance Closing Date not more than fifteen (15) Business Days after Agent's approval has been given. On each Advance Closing Date, Borrower shall be required to satisfy or cause to be satisfied the conditions set forth in SECTION 3.5 with respect to the applicable REO Property or Mortgage Loan being added to the Collateral on such Advance Closing Date.

        SECTION 3.4.       INFORMATION DELIVERY REQUIREMENTS.
                  If Borrower proposes to add an REO Property or Mortgage Loan to the Collateral on an Advance Closing Date, Borrower shall be required to satisfy the following information delivery requirements with respect to such REO Property or the related Mortgaged Property, unless such information delivery requirements shall be waived by the Agent in accordance with SECTION 8.4:

                           (A) SURVEY: APPRAISAL.  Agent shall have received the
                  Survey with respect to such REO Property or Mortgaged Property and shall have received an Appraisal with respect to such REO Property or Mortgaged Property (or notified Borrower that Agent shall obtain an Appraisal after the REO Property or Mortgaged Property is added to the Collateral), which shall each be in form and substance satisfactory to Agent.

                           (B) ENGINEERING REPORT.  Agent shall have received an
                  Engineering Report with respect to such REO Property or Mortgaged Property in form and substance acceptable to Agent in its sole discretion.

                           (C) ENVIRONMENTAL  MATTERS. Agent shall have received
                  an Environmental Report with respect to such REO Property or Mortgaged Property prepared by the Environmental Auditor, which Environmental Report shall be acceptable to Agent in its sole discretion.

                           (D) SITE INSPECTION.  Agent shall have performed,  or
                  caused to be performed on its behalf, an on-site due diligence review of such REO Property or Mortgaged Property satisfactory to Agent in its sole discretion.

                           (E) FINANCIAL INFORMATION.  Agent shall have received
                  acceptable financial information relating to such REO Property or Mortgaged Property. Such information shall include the following, to the extent reasonably available and in the possession of or capable of delivery by Borrower:

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

                  (i) operating statements for the current year (including actual to date information, an annual budget and trailing twelve month data in hard copy) and for not less than the two preceding years (including tenant improvements costs, leasing commissions, capital reserves, major repairs, replacement items and occupancy rates in hard copy),

                  (ii) copies of Leases with respect to commercial tenants occupying such REO Property or Mortgaged Property,

                  (iii) current property rent roll data on a tenant by tenant basis in hard copy (including name, square footage, lease term, expiration date, renewal options, base rent per square foot, additional rent clauses (including stops, offsets, and other special provisions), escalation clauses for increase in operating expense, maintenance, insurance, real estate taxes and utilities, assignment, sublet and cancellation provisions and purchase options),

                  (iv) current prospective property leasing information (including asking rent rates for available retail/office space, amount of current vacant commercial space out for signature and under negotiation, typical retail and office tenant improvement cost per square foot (new versus renewal) and leasing concessions (free rent), leasing commissions (new versus renewal),

                  (v)    current real estate tax bills,

                  (vi) insurance certificates indicating the type and amount of coverage, and

                  (vii)  the   most   recent   annual   consolidated   financial
         statements and unaudited quarterly consolidated financial statements.

                           (F) PRO-FORMA  FINANCIAL  STATEMENT.  The Agent shall
                  have received the initial pro forma financial statement for such REO Property or Mortgaged Property for the following twelve months (including in the case of an REO Property on an annual and monthly basis a break-down of projected Gross Revenues, operating expenses (including Basic Carrying Costs), Capital Improvement Costs, and replacement reserve costs) and a financial statement that forecasts projected revenues and operating expenses for not less than five years (including the assumptions used in such forecast).

        SECTION 3.5. CONDITIONS PRECEDENT TO EACH DISBURSEMENT OF AN ADVANCE FOR AN REO PROPERTY ACQUISITION OR MORTGAGE LOAN ACQUISITION OR ORIGINATION. An Advance shall be made on an Advance Closing Date only when each of the conditions set forth below shall have been satisfied (or waived in accordance with SECTION 8.4):

                           (A)      REO PROPERTY OR MORTGAGE LOAN DOCUMENTS.

                                        (i)    REO MORTGAGE; ASSIGNMENT OF RENTS
                                               AND LEASES.  Borrower  shall have
                                               executed  and  delivered to Agent
                                               an REO Mortgage and an Assignment
                                               of Rents and Leases with  respect
                                               to each REO Property  being added
                                               to   the   Collateral   (or,   if
                                               approved by Agent,  an  amendment
                                               to an existing  REO  Mortgage and
                                               Assignment  of Rents and  Leases)
                                               and   such   REO   Mortgage   and
                                               Assignment  of Rents  and  Leases
                                               (or  amendment)  shall  have been
                                               filed    of    record    in   the
                                               appropriate  filing office in the
                                               jurisdiction  in  which  such REO
                                               Property     is     located    or
                                               irrevocably  delivered to a title
                                               agent for such recordation.

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

                                        (ii)   ASSIGNMENT      AND      SECURITY
                                               AGREEMENT;  COLLATERAL ASSIGNMENT
                                               OF      MORTGAGE;      COLLATERAL
                                               ASSIGNMENT   OF   ASSIGNMENT   OF
                                               LEASES.   Borrower   shall   have
                                               executed  and  delivered to Agent
                                               the   Assignment   and   Security
                                               Agreement.  Borrower  shall  have
                                               executed and delivered to Agent a
                                               Collateral Assignment of Mortgage
                                               and a  Collateral  Assignment  of
                                               Assignment of Leases with respect
                                               to each Mortgage Loan being added
                                               to  the   Collateral   and   such
                                               Collateral Assignment of Mortgage
                                               and   Collateral   Assignment  of
                                               Assignment  of  Leases  shall  be
                                               filed    of    record    in   the
                                               appropriate  filing office in the
                                               jurisdiction in which the related
                                               Mortgaged  Property is located or
                                               irrevocably  delivered to a title
                                               agent for such recordation.

                                        (iii)  FINANCING  STATEMENTS.   Borrower
                                               shall have executed and delivered
                                               to Agent all financing statements
                                               in the form  specified on Exhibit
                                               J  attached  hereto or such other
                                               form  as  is   required   by  the
                                               applicable  filing   jurisdiction
                                               and  such  financing   statements
                                               shall  have been  filed of record
                                               in the appropriate filing offices
                                               in   each   of  the   appropriate
                                               jurisdictions    or   irrevocably
                                               delivered  to a title  agent  for
                                               such recordation.

                                        (iv)   MANAGEMENT      AGREEMENT     AND
                                               MANAGEMENT  SUBORDINATION.   With
                                               respect  to  each  REO  Property,
                                               Agent  shall  have  received  the
                                               executed Management Agreement and
                                               Manager  shall have  executed and
                                               delivered     the      Management
                                               Subordination to Agent.

                                        (v)    MORTGAGE  LOAN  DOCUMENTS.   With
                                               respect  to  any  Mortgage  Loan,
                                               Borrower shall have delivered the
                                               other  Mortgage Loan Documents to
                                               the Collateral Agent, pursuant to
                                               SECTION   2.17  and  shall   have
                                               caused  the  Collateral  Agent to
                                               deliver  to  Agent  the   Initial
                                               Collateral Agent Certification.

                                        (vi)   CONTRACT ASSIGNMENT. With respect
                                               to each  REO  Property,  Borrower
                                               shall have executed and delivered
                                               to Agent a Contract Assignment.

                                       (vii)   JOINDER.  The applicable Borrower
                                               and the holders of the  ownership
                                               interests in such Borrower  shall
                                               have  executed  and  delivered to
                                               Agent a Joinder.

                           (B) Opinions of Counsel. The Agent and Collateral Agent shall have received from counsel to the Borrower and the Guarantor, legal opinions in substantially the form attached hereto as Exhibit F-1, F-2 and F-3, with respect to limited partnership matters, the enforceability of the Loan Documents to which it is a party and related matters. Such legal opinions shall be addressed to Agent and Collateral Agent and their successors and assigns, dated the Advance Closing Date, and in form and substance satisfactory to Agent and its Collateral Agent and their respective Counsel.

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

                           (C) ORGANIZATIONAL DOCUMENTS. The Agent shall have received with respect to the Borrower and the Guarantor its certificate of formation, certificate of incorporation or certificate of limited partnership, as the case may be, each as amended, modified or supplemented to the Advance Closing Date, as filed with the Secretary of State in the jurisdiction of organization and in effect on the Advance Closing Date and certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than ten (10) days prior to the Advance Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretaries of State (or the equivalent thereof) of each other State in which the Borrower is required to be qualified to transact business.

                           (D) CERTIFIED RESOLUTIONS, ETC. The Agent shall have received a certificate of the manager of the Borrower and the Guarantor dated the Advance Closing Date, certifying (i) the names and true signatures of its incumbent officers authorized to sign the Loan Documents to which the Borrower and the Guarantor is a party, (ii) the Organizational Agreement of the Borrower and true and correct copies of the operating agreements, by-laws, partnership agreements or other applicable organizational documents of the Guarantor, in each case as in effect on the Advance Closing Date, (iii) the resolutions of the member of the Borrower and the Guarantor, approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, and
                  (iv) in the case of the Borrower, that there have been no changes in the Organizational Agreement since the date of execution thereof.

                           (E) INSURANCE. Agent shall have received certificates of insurance demonstrating insurance coverage in respect of the REO Property or Mortgaged Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in this Agreement or the related Mortgage. Such certificates shall indicate in the case of an REO Property only that Agent is a named additional insured and shall contain a loss payee endorsement in favor of Agent with respect to the property policies required to be maintained under this Agreement.

                           (F) TITLE INSURANCE POLICY. Agent shall have received either (i) an unconditional commitment (in form and substance reasonably satisfactory to Agent) to issue the Title Insurance Policy covering the REO Property or Mortgaged Property (which may, in the case of a Mortgaged Property, be the Title Insurance Policy delivered in connection with the original funding of the Mortgage Loan) with an amount of insurance reasonably acceptable to the Agent, or (ii) an endorsement to the existing Title Insurance Policy in favor of Agent (in form and substance satisfactory to Agent) which amends the existing Title Insurance Policy by (x) adding the legal description of the REO Property or Mortgaged Property to Schedule A thereof, (y) adding Permitted Encumbrances to Schedule B thereof, if applicable, and (z) stating that the amount of insurance is equal to an amount reasonably acceptable to Agent.

                           (G) LIEN SEARCH REPORTS. Agent shall have received satisfactory reports of UCC (collectively, the "UCC SEARCHES"), tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to Agent with respect to the Collateral, the Guarantor and the Borrower such searches to be conducted in each of the locations set forth on EXHIBIT I attached hereto and such other locations as Agent shall reasonably require.

                           (H) CONSENTS, LICENSES, APPROVALS, ETC. Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower, and the validity and enforceability, of the Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

                           (I) ADDITIONAL REAL ESTATE MATTERS. The Agent shall have received such other real estate related certificates and documentation relating to such REO Property or Mortgaged Property as may have been reasonably requested by the Agent all of which shall be in form and substance acceptable to Agent. Such documentation shall include the following, to the extent reasonably available:

                  (i) certificates of occupancy issued by the appropriate local Governmental Authority of the jurisdiction in which such REO Property or Mortgaged Property is located reflecting the use of the REO Property or Mortgaged Property as of the Advance Closing Date,

                  (ii) letters from the appropriate local Governmental Authority of the jurisdiction in which such REO Property or Mortgaged Property is located, certifying that such REO Property or Mortgaged Property is in compliance with all applicable zoning laws, rules and regulations, or a zoning endorsement to the applicable Title Insurance Policy with respect to the REO Property or Mortgaged Property or an opinion of zoning counsel to such effect,

                  (iii) abstracts of the Leases in effect at the REO Property or Mortgaged Property and copies of such of the Leases as Agent may request (in addition to the copies delivered above),

                  (iv) tenant estoppel certificates from the tenants at such REO Property or Mortgaged Property,

                  (v)    certification  by  Borrower   satisfactory  to  initial
         Lender  that  such  REO  Property  is  served  by  adequate   utilities
         (including but not limited to electricity, heat and hot water),

                  (vi)   copies of major service contracts, and

                  (vii) graphics (including interior and exterior photographs, rental brochures and a competitive properties map).

                           (J) FINANCIAL STATEMENTS. Agent shall have received the audited financial statements of Guarantor and Principal for the most recent Fiscal Year, commencing with the Fiscal Year ending on December 31, 1998, and the unaudited financial statements of Borrower for the three-, six-, nine- and twelve-month periods ended on a date not more than three
                  (3) months prior to the Advance Closing Date. All audited financial statements must have been prepared by a "Big Four" certified public accounting firm or other firm reasonably acceptable to Agent.

                           (K)      REPRESENTATIONS    AND    WARRANTIES.    The
                  representations and warranties herein and in the other Loan Documents shall be true and correct in all material respects on such date both before and after giving effect to the making of the Advance (other than those representations and warranties which are no longer true but are either in the process of being made true by Borrower or whose falsity does not result in a Material Adverse Effect).

                           (L) NO DEFAULT OR EVENT OF DEFAULT. No Default with respect to the payment of money or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the making of the Advance.

                           (M) NO INJUNCTION. No law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of Agent would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making or repayment of the Advance or the Loan or the consummation of the Transaction.

                           (N) TRANSACTION COSTS. Borrower shall have paid all Transaction Costs for which bills have been submitted and have not been previously paid.

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

                           (O) BRING-DOWN CERTIFICATES. Agent shall have received a certificate of the Borrower and Guarantor, dated the Advance Closing Date, certifying that (i) the representations and warranties herein are true and correct on such Advance Closing Date as if made on such date by each such Person (or, alternatively, indicating any modifications to such representations with respect to the REO Property being acquired with the requested Advance); (ii) no Default with respect to the payment of Money or Event of Default shall have occurred and be continuing on such Advance Closing Date; (iii) Borrower and Guarantor is in good standing in its respective jurisdiction of organization and (iv) there have been no changes in the Organizational Agreement of any such Person, since the date of the most recent certification thereof (or if there have been changes, certifying as to the changes).

                           (P) CLOSING STATEMENT. The Agent shall have received a detailed closing statement for such REO Property or Mortgage Loan from Borrower in a form acceptable to the Agent, which includes a complete description of Borrower's sources and uses of funds on the Advance Closing Date.

                           (Q) MATERIAL ADVERSE CHANGE. With respect to any REO Property for which Advances are intended to be applied to pay for Capital Improvement Costs and any proposed Advance for such Capital Improvement Costs only, there shall not have occurred any change in the physical condition or the financial results of such REO Property which is reasonably likely to have a Material Adverse Effect as reasonably determined by the Agent.

        SECTION 3.6.       ACCEPTANCE OF BORROWINGS.
                  The acceptance by Borrower of the proceeds of an Advance shall constitute a representation and warranty by Borrower to Agent that all of the conditions to be satisfied under SECTION 3.4 and 3.5 in connection with the making of the Advance have been satisfied or waived in accordance with SECTION 8.4.

        SECTION 3.7.       FORM OF LOAN DOCUMENTS AND RELATED MATTERS.
                  All of the Loan Documents,  whether or not referred to in this
ARTICLE III, unless otherwise specified, shall be delivered to the Agent, and shall be satisfactory in form and substance to the Agent in its sole discretion (unless the form thereof is prescribed herein).

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

        SECTION 4.1. REPRESENTATIONS AND WARRANTIES AS TO THE BORROWER. Borrower represents and warrants as of each Advance Closing
Date:

                           (A) ORGANIZATION. Borrower (i) is a duly organized, validly existing and in good standing under the laws of the state of its formation or establishment, (ii) has the requisite power and authority to own its properties (including, without limitation, each REO Property or Mortgage
                  Loan) and to carry on its business as now being conducted and is qualified to do business in the jurisdiction in which each REO Property is located, and (iii) has the requisite power to execute and deliver, and perform its obligations under, this Agreement, the Global Note and all of the other Loan Documents to which it is a party.

                           (B) AUTHORIZATION; NO CONFLICT; CONSENTS AND APPROVALS. The execution and delivery by the Borrower of this Agreement, the Global Note and each of the other Loan Documents to which it is a party, performance of its obligations hereunder and thereunder and the creation of the security interests and liens provided for in this Agreement and the other Loan Documents to which it is a party (i) have been duly authorized by all requisite action, (ii) will not violate any provision of any Legal Requirements, any order of any court or other Governmental Authority, the Organization
                  Agreement of the Borrower or any indenture or material agreement or other instrument to which the Borrower is a party or by which the Borrower is bound, and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of the Borrower pursuant to, any such indenture or material agreement or instrument. Other than those previously obtained or filed, Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement, the Global Note or the other Loan Documents executed and delivered by it on or prior to the Advance Closing Date.

                           (C) ENFORCEABILITY. This Agreement, the Global Note and each other Loan Document executed by the Borrower in connection with the Loan (including, without limitation, any Collateral Security Instrument), is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to equitable principles. This Agreement, the Global Note and such other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by the Borrower (including the defense of usury), nor will the operation of any of the terms of this Agreement, the Global Note and such other Loan Documents, or the exercise of any right thereunder, render any such document unenforceable against the Borrower, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense by the Borrower, including the defense of usury, and no right of rescission, set-off, counterclaim or defense with respect thereto has been asserted.

                           (D) LITIGATION. To the Actual Knowledge of Borrower, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending and served or threatened against the Borrower or any Collateral, which actions, suits or proceedings, if determined adversely, are reasonably likely to result in a Material Adverse Effect.

                           (E)  `   AGREEMENTS.  Borrower  is not in  default in
                  the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which such Borrower or any Collateral is bound which is reasonably likely to have a Material Adverse Effect. Borrower is not a party to any agreement or instrument or subject to any restriction which is reasonably likely to have a Material Adverse Effect.

                           (F) NO BANKRUPTCY FILING. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property. To the best knowledge of Borrower, no Person is contemplating the filing of any such petition against it.

                           (G) SOLVENCY. Giving effect to the transactions contemplated hereby, the fair saleable value of Borrower's assets, exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities (including, without limitation, subordinated, unliquidated, disputed and contingent liabilities). The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities (including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured). Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, Contingent Obligations and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

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

                           (H) OTHER DEBT. Except for the debt permitted under SECTION 6.1(c), Borrower has not borrowed or received other debt financing whether unsecured or secured by any Collateral or any part thereof.

                           (I) FULL AND ACCURATE DISCLOSURE. No statement of fact made by or on behalf of Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. To the Actual Knowledge of Borrower, there is no fact which has not been disclosed to the Agent which is likely to result in a Material Adverse Effect.

                           (J) FINANCIAL INFORMATION. All financial data concerning Borrower and any REO Property or Mortgage Loan that has been delivered by Borrower to the Agent is true, complete and correct in all material respects; PROVIDED, that the foregoing representation is made to the Actual Knowledge of Borrower with respect to any data provided to the Borrower by a third party (including, but not limited to, a seller) and subsequently delivered to the Agent. Since the delivery of such data, except as otherwise disclosed in writing to the Agent, there has been no change in the financial position of Borrower or, to the Actual Knowledge of Borrower, any REO Property or Mortgage Loan, or in the results of operations of Borrower, which change is reasonably likely to result in a Material Adverse Effect. Borrower has not incurred any obligation or liability, contingent or otherwise, not reflected in such financial data which is reasonably likely to have a Material Adverse Effect upon its business operations or any REO Property or Mortgage Loan.

                           (K)      INVESTMENT   COMPANY  ACT;   PUBLIC  UTILITY
                  HOLDING COMPANY ACT. Borrower is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or
                  (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money in accordance with this Agreement.

                           (L) COMPLIANCE. To the Actual Knowledge of the Borrower, Borrower is in compliance with all applicable Legal Requirements (including, without limitation, building and zoning ordinances and codes) and all applicable Insurance Requirements, except for noncompliance which is not reasonably likely to have a Material Adverse Effect. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority except for defaults or violations which are not reasonably likely to have a Material Adverse Effect.

                           (M) USE OF PROCEEDS; MARGIN REGULATIONS. Borrower will use the proceeds of the Loan for the purposes described in SECTION 2.2. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements.

                           (N)      SINGLE-PURPOSE ENTITY.

                  (i) Borrower at all times since its formation has been a duly formed and existing limited liability company or limited partnership and currently exists as a Single-Purpose Entity. Borrower is duly qualified, if required, as a foreign limited liability company or limited partnership in the jurisdiction in which any REO Property is located.

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

                  (ii) Borrower at all times since its formation has complied with the provisions of its Organization Agreement and the laws of the State of Borrower's formation relating to limited liability companies or limited partnerships.

                  (iii) All customary formalities regarding the limited liability company or limited partnership existence of Borrower have been observed at all times since the Organization Agreement was executed and delivered.

                  (iv) Borrower has at all times since it began maintaining such items accurately maintained its financial statements, accounting records and other documents separate from those of its members or partners, Affiliates of its members or partners and any other Person. Borrower or partners has not at any time since its formation commingled its assets with those of its members or partners, any Affiliates of its members or partners, or any other Person. Borrower has at all times since establishing its own bank accounts accurately maintained its own bank accounts and separate books of account.

                  (v) Borrower has at all times since receiving funds paid its own liabilities from its own separate assets.

                  (vi) Borrower has at all times since its formation identified itself in all dealings with the public, under its own name and as a separate and distinct entity and has not at any time since its formation identified itself as being a division or a part of any other entity. Borrower has not at any time since its formation identified its members or partners or any Affiliates of its members or partners as being a division or part of the Borrower.

                  (vii)  Borrower   is  as  of  the   date   hereof   adequately
         capitalized in light of the nature of its business.

                  (viii) Borrower has not at any time since its formation assumed or guaranteed the liabilities of its members or partners (or any predecessor corporation, partnership or limited liability company), any Affiliates of its members or partners, or any other Persons, except for liabilities relating to an REO Property and except as permitted by or pursuant to this Agreement. Borrower has not at any time since its formation acquired obligations or securities of its members or partners (or any predecessor corporation, partnership or limited liability company), or any Affiliates of its members or partners. Borrower has not at any time since its formation made loans to its members or partners (or any predecessor corporation, partnership or limited liability company), or any Affiliates of its members or partners.

                  (ix) Borrower has not at any time since its formation entered into and was not a party to any transaction with its members or partners (or any predecessor corporation, partnership or limited liability company) or any Affiliates of its members or partners except in the ordinary course of business on terms which are no less favorable than would be obtained in a comparable arm's length transaction with an unrelated third party.

                           (O) NO DEFAULTS. No Default or Event of Default exists under or with respect to any Loan Document.

                           (P) PRE-CLOSING DATE ACTIVITIES. Borrower has not conducted any business or other activity, other than in connection with the acquisition, management and ownership of an REO Property or Mortgage Loan.

                           (Q) PLANS AND WELFARE PLANS. The assets of Borrower are not treated as "plan assets" under U.S. Department of Labor regulations Section 2510.3-101 currently promulgated under ERISA. Each Plan, and, to the Actual Knowledge of Borrower, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other

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                  federal or state law, and no event or  condition  has occurred and is continuing  as to which the Borrower  would be under an
                  obligation   to  furnish  a  report  to  Agent  under  SECTION
                  5.1(U)(I).   Other  than  an   application   for  a  favorable
                  determination letter with respect to a Plan, there are no pending issues or claims before the Internal Revenue Service, the United States Department of Labor or any court of competent jurisdiction related to any Plan or Welfare Plan. No event has occurred, and there exists no condition or set of circumstances, in connection with any Plan or Welfare Plan under which the Borrower or, to the best knowledge of Borrower, any ERISA Affiliate, directly or indirectly (through an indemnification agreement or otherwise), is reasonably likely to be subject to any material risk of liability under
                  Section 409 or 502(i) of ERISA or Section 4975 of the Code. No Welfare Plan provides or will provide benefits, including, without limitation, death or medical benefits (whether or not insured) with respect to any current or former employee of the Borrower, or, to the best knowledge of Borrower, any ERISA Affiliate beyond his or her retirement or other termination of service other than (i) coverage mandated by applicable law,
                  (ii) death or disability benefits that have been fully provided for by fully paid up insurance or (iii) severance benefits.

                           (R) LOCATION OF CHIEF EXECUTIVE OFFICES. The location of the Borrower's principal place of business and chief executive office is at the address set forth in the opening paragraph of this Agreement.

                           (S)      NOT  FOREIGN  PERSON.   Borrower  is  not  a
                  "foreign person" within the meaning of ss. 1445(f)(3) of the Code.

                           (T) LABOR MATTERS. Borrower is not a party to any collective bargaining agreements.

        SECTION 4.2. REPRESENTATIONS AND WARRANTIES AS TO THE MORTGAGE LOANS. Borrower hereby represents and warrants to the Agent that, as to each Mortgage Loan, as of each Advance Closing Date for such Mortgage Loan:

                           (A) OWNERSHIP OF MORTGAGE LOANS. Borrower has good and marketable title to, and is the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan.

                           (B) MORTGAGE LOAN INFORMATION. The information in respect of the Mortgage Loan delivered to Agent is true and correct in all material respects, and Borrower has delivered to Agent all material information relating to such Mortgage Loan and the related Mortgagor.

                           (C) PAYMENT RECORD. Such Mortgage Loan is not 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period. Such Mortgage Loan has not been 30 days or more delinquent during the thirty-six months preceding the Advance Closing Date hereunder on account of such Mortgage Loan, or, if such Mortgage Loan was originated in the twelve month period prior to such Advance, since the date of acquisition. For purposes of the foregoing, a Mortgage Loan is not 30 days delinquent until a payment required to be made to the mortgagee is past due on the succeeding due date.

                           (D) LIEN PRIORITY. The related Mortgage constitutes a valid first lien upon the related commercial or multi-family Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, subject only to Permitted Encumbrances. The Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. The Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest, to the extent

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                  such security  interest can be perfected by the recordation of a Mortgage and the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related
                  Mortgaged   Property.   There  exists  with  respect  to  such
                  Mortgaged   Property  an   assignment   of  leases  and  rents
                  provision, whether as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances and no Person other than the related Mortgagor owns any interest in any payments due under such leases that is superior to or of equal priority with the mortgagee's interest therein.

                           (E) TITLE INSURANCE. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each such title policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect and all premiums thereon have been paid. No claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such title policy. The insurer that issued such title policy is qualified to do business in the state in which the related Mortgaged Property is located. The Borrower or its successors or assigns is the sole named insured of such policy. Such policy is assignable to the Agent without the consent of, or any notification to, the insurer.

                           (F) NO WAIVERS OF MATERIAL DEFAULTS. No holder of such Mortgage or Mortgage Note has waived any material default, breach, violation or event of acceleration existing under such Mortgage or Mortgage Note.

                           (G) NO OFFSETS, DEFENSES OR COUNTERCLAIMS. There is no valid offset, defense or counterclaim to such Mortgage Loan.

                           (H) CONDITION OF PROPERTY; CONDEMNATION. Except as set forth in the Engineering Report, to the Actual Knowledge of Borrower, the related Mortgaged Property is free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. Borrower has no Actual Knowledge of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

                           (I) COMPLIANCE WITH LAWS. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination, and any subsequent change in usury laws has not caused such Mortgage Loan to become illegal, invalid, or unenforceable, in whole or in part. Any and all other requirements of federal, state and local laws (including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws) applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan, except for any non-compliance which is not reasonably likely to have a Material Adverse Effect.

                           (J) FULL DISBURSEMENT OF MORTGAGE LOAN PROCEEDS. Except as disclosed to the Agent by the Borrower in connection with the pledge of the related Mortgage Loan hereunder, the proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

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

                           (K) ENFORCEABILITY. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                           (L) INSURANCE. All improvements upon the related Mortgaged Property are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on such Mortgaged Property and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each related Mortgaged Property is also covered by business interruption insurance and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties. If any portion of the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency
                  Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. All premiums on such insurance premiums required to be paid have been paid. Each such insurance policy requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received that has not been cured. Each related Mortgage obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the mortgagee to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower.

                           (M) ENVIRONMENTAL CONDITION. The related Mortgaged Property was subject to one or more Environmental Reports which were performed on behalf of Borrower, or as to which such Environmental Report was delivered to Borrower in connection with its acquisition or origination of such Mortgage Loan: and Borrower, having made no independent inquiry other than reviewing the Environmental Report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no Actual Knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the Environmental Report(s). Borrower has not received any actual notice of a material violation of any Environmental Law with respect to the related Mortgaged Property that was not disclosed in the Environmental Report.

                           (N) NO CONNECTION WITH OTHER MORTGAGE LOANS. The Mortgage Loan is not cross-collateralized or cross-defaulted with any other loan or obligation of any Person (including the Mortgagor under such Mortgage Loan), except with any Mortgage Loan previously or simultaneously made part of the Collateral.

                           (O) WAIVERS AND MODIFICATIONS. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered, modified, satisfied, cancelled, subordinated or rescinded, except as specifically set forth in the related Mortgage Loan Documents and the related Mortgaged Property has not been released from the lien of the related

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                  Mortgage in any manner which  materially  interferes  with the security intended to be provided by such Mortgage.

                           (P) TAXES AND ASSESSMENTS. Except as set forth in the title insurance policy referred to in SECTION 4.2(e) above, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage, and no portion of such Mortgaged Property is located in any tax lot that includes any real property other than such Mortgaged Property.

                           (Q) MORTGAGOR'S INTEREST IN MORTGAGED PROPERTY. The interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property, except where Agent has approved a Ground Lease that fully complies with the requirements of this Agreement applicable to Ground Leases.

                           (R) WHOLE LOAN. The Mortgage Loan is a whole loan and not a participation interest.

                           (S) VALID ASSIGNMENT. The Collateral Assignment of Mortgage and related Collateral Assignment of Assignment of Leases, if any, or assignment of any other agreement executed in connection with such Mortgage Loan constitutes the legal, valid and binding assignment of such Mortgage from Borrower to or for the benefit of Agent, and validly grants a security interest in such Mortgage Loan to or for the benefit of Agent free and clear of any other pledge, lien, encumbrance or security interest.

                           (T) ESCROWS. All escrow deposits relating to such Mortgage Loan that are required to be deposited with the mortgagee or its agent have been so deposited.

                           (U) NO MECHANICS' OR MATERIALMEN'S LIENS. As of the date of origination of such Mortgage Loan and as of the Advance Closing Date, to the Actual Knowledge of Borrower, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to or equal with that created by the related Mortgage except those which are insured against by the lender's title insurance policy referred to in paragraph E.

                           (V) NO MATERIAL ENCROACHMENTS. To the Actual Knowledge of Borrower, as of the date of origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the Title Policy), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. The improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

                           (W) ORIGINATOR AUTHORIZED. To the extent required under applicable law, Borrower was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

                           (X) NO MATERIAL DEFAULT. To the Actual Knowledge of Borrower, there exists no default, breach or event of acceleration under the related Mortgage or Mortgage Note, and no event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any

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                  default,  breach or event of  acceleration  that  specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by Borrower therein.

                           (Y) NO EQUITY PARTICIPATION OR CONTINGENT INTEREST. The Mortgage Loan contains no equity participation by the lender and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

                           (Z) NO ADVANCES OF FUNDS. To the Actual Knowledge of Borrower, no holder of the Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan. No current or prior holder of the Mortgage Loan is holding any escrows, impounds, reserves, or other cash deposits in connection with such Mortgage Loan other than as set forth in the documents and schedules provided to Agent hereunder.

                           (AA) LICENSES, PERMITS, ETC. To the Actual Knowledge of Borrower, as of the date of origination of the Mortgage Loan, the related Mortgagor was in possession of all licenses, permits and other authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated, except for authorizations which, if not obtained, are not reasonably likely to have a Material Adverse Effect. All such licenses, permits and authorizations are valid and in full force and effect.

                           (BB) SERVICING. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable mortgage loans.

                           (CC) CUSTOMARY REMEDIES. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (K)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                           (DD) INSURANCE AND CONDEMNATION PROCEEDS. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied either to restore or repair the Mortgaged Property (subject to normal and customary disbursement conditions and procedures, including a requirement that such proceeds be held by or on behalf of the holder of the Mortgage Loan pending disbursement and that any shortfall in proceeds be fully funded before restoration commences), or to repay the principal of the Mortgage Loan or otherwise at the option of the holder of the Mortgage.

                           (EE) LEASEHOLD ESTATE. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "GROUND LEASE"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "FEE INTEREST") and, with respect to any such Ground Lease:

                  (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and, to the Actual Knowledge of the Borrower, there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage Loan Documents;

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

                  (b) To the Actual Knowledge of Borrower, the lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                  (c) The Mortgagor's interest in such Ground Lease is assignable to the Agent and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained) and, in the event that it is so assigned, is further assignable by Agent and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                  (d) Such Ground Lease is in full force and effect, and Borrower has received no notice that an event of default has occurred thereunder, and, to Borrower's Actual Knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  (e) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

                  (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the stated maturity date of the related Mortgage Loan;

                  (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

                  (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Borrower; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would adversely affect the security provided by the related Mortgage

                           (FF) DEED OF TRUST. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and such trustee is not Borrower or an Affiliate of Borrower.

                           (GG)     LIEN RELEASES.  Except in cases where either
                  (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements (such that after the release the Mortgage Loan will continue to comply with all applicable representations and

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                  warranties in this Agreement  effective upon the  consummation of such release) and the payment of a release price the effect of which is to increase the Loan to Value Ratio for such Mortgage Loan after consummation of the release, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

                           (HH) JUNIOR LIENS. The related Mortgaged Property is not encumbered by any mortgage or other lien except for the lien of the related Mortgage.

                           (II) MORTGAGOR STATUS. The Mortgagor is a special purpose bankruptcy remote entity with no liabilities or assets (other than the Mortgage Loan and the Mortgaged Property) and is not a debtor in any state or federal bankruptcy or insolvency proceeding.

                           (JJ)     DUPLICATE NOTES. Only one original exists of
                  the promissory note (and amendments and assignments thereof) secured by the Mortgage Loan. No duplicate original(s) exist(s) of any such promissory note or amendment or assignment.

                           (KK) MORTGAGOR REPRESENTATIONS AND WARRANTIES. To the Actual Knowledge of the Borrower, all representations and warranties made by the Mortgagor in the Mortgage and all related Mortgage Loan Documents are true and collect in all material aspects.

        SECTION 4.3. REPRESENTATIONS AND WARRANTIES AS TO THE REO PROPERTIES. Borrower hereby represents and warrants to the Agent that, as to each REO Property and related REO Mortgage, as of each Advance Closing Date with respect to such REO Property and REO Mortgage:

                           (A) TITLE TO THE REO PROPERTY. Borrower owns good, marketable and insurable title to the applicable REO Property, in fee simple (or where Borrower's interest in the Land is as lessee under a Ground Lease, in such Ground Lease), free and clear of all Liens, other than the Permitted Encumbrances applicable to such REO Property. There are no outstanding options to purchase or rights of first refusal or restrictions on transferability affecting such REO Property.

                           (B) OTHER DEBT. Except for the debt permitted under SECTION 6.1(C), Borrower has not borrowed or received other debt financing whether unsecured or secured by the applicable REO Property or any part thereof.

                           (C) CONDEMNATION. No Taking has been commenced or, to the best of Borrower's knowledge, is contemplated with respect to all or any portion of the applicable REO Property or for the relocation of roadways providing access to such REO Property.

                           (D) COMPLIANCE. To the Actual Knowledge of Borrower, the applicable REO Property is in compliance with all applicable Legal Requirements (including, without limitation, building and zoning ordinances and codes) and all applicable Insurance Requirements, except for noncompliance which is not reasonably likely to have a Material Adverse Effect.

                           (E) ENVIRONMENTAL COMPLIANCE. Except for matters set forth in the Environmental Reports delivered to Agent in connection with the Advance (true, correct and complete copies of which have been provided to the Agent by Borrower):

                                    (i)    To  the  Actual   Knowledge   of  the
                           Borrower, Borrower and each REO Property are each in compliance with all applicable Environmental Laws (which compliance includes, but is not limited to, the possession of all environmental, health and safety permits, licenses and other governmental authorizations required in connection with the ownership and operation of such REO Property under all Environmental Laws),

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                           except  for  noncompliance  which  is not  reasonably
                           likely to have a Material Adverse Effect.

                  (ii) There is no Environmental Claim pending or, to the Actual Knowledge of Borrower, threatened, and no penalties arising under Environmental Laws have been assessed with respect to such REO Property against the Borrower or, to the Actual Knowledge of Borrower, against any Person whose liability for any Environmental Claim the Borrower has or may have retained or assumed either contractually or by operation of law, and no investigation or review is pending or, to the Actual Knowledge of Borrower, threatened by any Governmental Authority, citizens group, employee or other Person with respect to such REO Property or any alleged failure by the Borrower or such REO Property to have any environmental, health or safety permit, license or other authorization required under, or to otherwise comply with, any Environmental Law or with respect to any alleged liability of Borrower for any Use or Release of any Hazardous Substances.

                  (iii) There are no present and, to the Actual Knowledge of the Borrower, have been no past Releases of any Hazardous Substance that are reasonably likely to form the basis of any Environmental Claim against the Borrower or against any Person whose liability for any Environmental Claim the Borrower has or may have retained or assumed either contractually or by operation of law.

                  (iv) Without limiting the generality of the foregoing, to the Actual Knowledge of the Borrower there is not present at, on, in or under such REO Property, PCB containing equipment, asbestos or asbestos containing materials, underground storage tanks or surface impoundments for Hazardous Substances, lead in drinking water (except in concentrations that comply with all Environmental Laws), or lead-based paint.

                  (v) No liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to such REO Property and no Governmental Authority has taken or is in the process of taking any action that could subject such REO Property to Liens under any Environmental Law.

                  (vi) There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or that are in the possession of Borrower in relation to such REO Property which have not been made available to the Agent.

                           (F) REO MORTGAGE AND OTHER LIENS. The applicable REO Mortgage creates a valid and enforceable first priority Lien on the related REO Property described therein, as security for the repayment of the Indebtedness, subject only to the Permitted Encumbrances applicable to such REO Property. Each Collateral Security Instrument establishes and creates a valid, subsisting and enforceable Lien on and a security interest in, or claim to, the rights and property described therein. All property covered by any Collateral Security Instrument is subject to a UCC financing statement filed and/or recorded, as appropriate (or irrevocably delivered to an agent for such recordation or filing) in all places necessary to perfect a valid first priority Lien with respect to the rights and property that are the subject of such Collateral Security Instrument to the extent governed by the UCC.

                           (G) ASSESSMENTS. There are no pending or, to the Actual Knowledge of the Borrower, proposed special or other assessments for public improvements or otherwise affecting the applicable REO Property, nor are there any contemplated improvements to such REO Property that may result in such special or other assessments.

                           (H) NO JOINT ASSESSMENT; SEPARATE LOTS. Borrower has not suffered, permitted or initiated the joint assessment of the applicable REO Property (i) with any other real property constituting a separate tax lot, and (ii) with any portion of such REO Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes

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                  which may be levied  against such personal  property  shall be assessed or levied or charged to such REO Property as a single lien. Such REO Property is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot.

                           (I)     NO  PRIOR  ASSIGNMENT.   The  Agent  is  the
                  assignee of Borrower's interest under the Leases. There are no prior assignments of the Leases or any portion of the Rent due and payable or to become due and payable which are presently outstanding.

                           (J) PERMITS; CERTIFICATE OF OCCUPANCY. To the Actual Knowledge of Borrower, all Permits necessary to the use and operation of each REO Property have been obtained, the use being made of such REO Property is in conformity with the certificate of occupancy and/or Permits for such REO Property and any other restrictions, covenants or conditions affecting such REO Property, and such REO Property is zoned as a matter of right for its current use.

                           (K) FLOOD ZONE. To the Actual Knowledge of Borrower, except as shown on the Survey, the applicable REO Property is not located in a flood hazard area as defined by the Federal Insurance Administration.

                           (L) PHYSICAL CONDITION. To the Actual Knowledge of Borrower, the applicable REO Property is free of structural defects and all building systems contained therein are in good working order subject to ordinary wear and tear.

                           (M) SECURITY DEPOSITS. To the Actual Knowledge of Borrower, Borrower is in compliance with all Legal Requirements relating to all security deposits with respect to the applicable REO Property.

                           (N) NO DEFAULTS. No Default or Event of Default exists under or with respect to any Loan Document.

                           (O) INTELLECTUAL PROPERTY. To the Actual Knowledge of Borrower, (i) all material trademarks, trade names and service marks that Borrower owns or has pending, or under which it is licensed, are in good standing and uncontested; (ii) there is no right under any trademark, trade name or service mark necessary to the business of Borrower as presently conducted or as Borrower contemplates conducting its business; (iii) Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, trade names and service marks of others; and (iv) there is no infringement by others of material trademarks, trade names and service marks of Borrower.

                           (P) NO ENCROACHMENTS. To the Actual Knowledge of the Borrower, except as shown on the Survey, (i) all of the Improvements lie wholly within the boundaries and building restriction lines of each REO Property, (ii) no improvements on adjoining properties encroach upon such REO Property, (iii) no easements or other encumbrances upon such REO Property encroach upon any of the Improvements, so as to affect the value or marketability of such REO Property except those which are insured against by title insurance; and (iv) all of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

                           (Q) MANAGEMENT AGREEMENT. The Management Agreement is in full force and effect. There is no default, breach or violation existing thereunder by any party thereto and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or violation by any party thereunder.


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                           (R)      LEASES.

                  (i) The applicable REO Property is not subject to any Leases other than the applicable Leases described in any rent roll delivered to the Agent in connection with the making of each Advance. The location and size of each leased premises and the commencement and expiration date and the rent currently payable thereunder is in all material respects accurately set forth in such rent roll. To the Actual Knowledge of the Borrower, none of the applicable Leases referred to in such rent roll has been assigned, modified, supplemented or amended in any way that would render inaccurate any material information contained in such rent roll. Except as set forth in such rent roll, no tenant under any such Lease has any right or option to renew or extend such Lease. Except as set forth in such rent roll, there are no "free rent" or other rental concessions under such existing Leases effective during the term of this Agreement.

                  (ii) Except in connection with the Loan, the Borrower has not assigned, pledged or hypothecated its right, title or interest in, to or under the Leases of any REO Property or of the rentals thereunder. No tenant under any Lease has any right or option to cancel the Lease (other than pursuant to customary casualty and condemnation provisions). To the Actual Knowledge of the Borrower, all of the construction and other obligations to be performed by the landlord under the Leases have been satisfied, and any and all required payments to be made by the landlord under the Leases for tenant improvements have been made. No rent under the Leases has been paid more than one month in advance. No actions, whether voluntary or involuntary, are pending against any tenant under a Lease at any REO Property under the bankruptcy or insolvency laws of the United States or any state or territory of the United States. The current Leases are in full force and effect and there are no defaults thereunder by either party and no conditions which with the passage of time and/or notice would constitute defaults thereunder, and there are no existing defenses, offsets or counterclaims held by any tenant of an REO Property against the enforcement of such Leases by Borrower.

                           (S) UTILITIES AND PUBLIC ACCESS. To the Actual Knowledge of the Borrower, each REO Property has adequate rights of access to public ways and is served by water, electric, sewer, sanitary sewer and storm drain facilities, all public utilities necessary to the continued use and enjoyment of such REO Property as presently used and enjoyed are located in the public right-of-way abutting the premises, and all such utilities are connected so as to serve such REO Property without passing over other property except for land of the utility company providing such utility service. To the Actual Knowledge of the Borrower, all roads necessary for the full utilization of such REO Property for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities or are the subject of access easements for the benefit of such REO Property.

                           (T) LEASEHOLD ESTATE. Each REO Property consists of the related Borrower's fee simple estate in real estate or, if the related REO Mortgage is secured in whole or in part by the interest of a Borrower as a lessee under a Ground Lease of an REO Property, by the related Borrower's interest in the Ground Lease but not by the related fee interest in such REO Property and, with respect to any such Ground Lease:

                               (a) Such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related REO Mortgage; and, to the Actual Knowledge of the Borrower, there has been no material change in the payment terms of such Ground Lease since recordation with the exception of material changes disclosed in writing to Agent;

                               (b) To the Actual Knowledge of Borrower, the lessee's interest in such Ground Lease is not subject to any liens or

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                                        encumbrances  superior  to,  or of equal
                                        priority with, the related REO Mortgage, other than Permitted Encumbrances;

                               (c) The Borrower's interest in such Ground Lease is assignable to the Agent and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained) and, in the event that it is so assigned, is further assignable by Agent and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                               (d) Such Ground Lease is in full force and effect, and Borrower has received no notice that an event of default has occurred thereunder, and, to Borrower's Actual Knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                               (e) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

                               (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                               (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the stated maturity date of the related REO Mortgage;

                               (h) Under the terms of such Ground Lease and the related REO Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related REO Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Loan together with any accrued interest thereon;

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                               (i)      Such  Ground  Lease  does not impose any
                                        restrictions  on subletting  which would
                                        be viewed, as of the date of origination
                                        of the related Advance,  as commercially
                                        unreasonable  by the Borrower;  and such
                                        Ground  Lease  contains a covenant  that
                                        the lessor  thereunder is not permitted,
                                        in the absence of an uncured default, to
                                        disturb  the  possession,   interest  or
                                        quiet enjoyment of any subtenant of the lessee, or in any manner, which would adversely affect the security provided by the related REO Mortgage;

                               (j)      All Ground Rent due and payable  through
                                        and  including   the  related   Advanced
                                        Closing Date has been paid; and

                               (k) Each Ground Lease requires the lessor to enter into a New Ground Lease upon the termination of the Ground Lease for any reason, including the rejection of a Ground Lease in bankruptcy.

        SECTION 4.4. SURVIVAL OF REPRESENTATIONS. Borrower agrees that (i) all of the representations and warranties of Borrower set forth in SECTION 4.1 and in the other Loan Documents delivered on the Closing Date are made as of the Closing Date, and (ii) all of the representations and warranties of Borrower set forth in SECTION 4.2 and 4.3 and elsewhere in this Agreement (including in SECTION 4.1) and in the other Loan Documents are made, or reaffirmed, as of each Advance Closing Date (subject to Section 3.5(O)), and (iii) all representations and warranties made by Borrower shall survive the delivery of the Global Note and making of the Loan and continue for so long as any amount remains owing to the Lenders under this Agreement, the Global Note or any of the other Loan Documents; PROVIDED, HOWEVER, THAT the representations set forth in SECTION 4.2(m) and 4.3(e) shall survive in perpetuity. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by the Lenders and Collateral Agent notwithstanding any investigation heretofore or hereafter made by the Lenders and Collateral Agent or on their behalf.

                                   ARTICLE V.
                             AFFIRMATIVE COVENANTS

        SECTION 5.1. AFFIRMATIVE COVENANTS. Borrower covenants and agrees that, from the date hereof and until payment in full of the Indebtedness:

                           (A) EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS; INSURANCE. Borrower shall do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its existence as a limited liability company or limited partnership, all rights, licenses, Permits and franchises necessary for the conduct of its business and to comply with all Legal Requirements and Insurance Requirements applicable to it and each REO Property. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property necessary for the continued conduct of its business and keep each REO Property in good repair, working order and condition, except for reasonable wear and use, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the REO Mortgages. Borrower shall keep or shall cause the Manager to keep each REO Property insured at all times, by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement.

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

                           (B) BASIC CARRYING COST AND OTHER CLAIMS. Borrower shall pay and discharge or cause Manager to pay and discharge all Impositions, as well as all lawful claims for labor, materials and supplies or otherwise, which could become a Lien, all as more fully provided in, and subject to any rights to contest contained in, any REO Mortgage. Borrower shall pay all Basic Carrying Costs with respect to itself and each REO Property in accordance with the provisions of the REO Mortgages, subject, however, to rights to contest payment of Impositions in accordance with the REO Mortgages. The obligation to pay Basic Carrying Costs pursuant to this Agreement shall include, to the extent permitted by applicable law, Impositions resulting from future changes in law which impose upon the Lenders an obligation to pay any property taxes on any REO Property or other Impositions.

                           (C) LITIGATION. Borrower shall give prompt written notice to the Agent of any litigation or governmental proceedings pending or threatened (in writing) against either Borrower or the Manager which is reasonably likely to have a Material Adverse Effect.

                           (D) ENFORCEMENT OF MORTGAGE LOANS. Borrower shall with reasonable diligence and continuity enforce or seek to enforce all obligations of Mortgagors under the Mortgage Loans, except to the extent that Borrower, in the reasonable exercise of its reasonable business judgment, and with Agent's approval, such approval not to be unreasonably withheld or delayed, determines not to enforce such obligations.

                           (E) PERFORMANCE UNDER MORTGAGE LOANS. Borrower shall timely perform all its obligations, and make all payments required, under the Mortgage Loan Documents and shall not permit any of the foregoing to go into default, whether or not any cure period or grace period shall have commenced or expired. Borrower shall promptly provide Agent with a copy of any notice of default and any operating budget given or received by Borrower with respect to any Mortgage Loan. Borrower shall provide Agent with copies of any and all other documentation received by Borrower or Collateral Agent with respect to any Mortgage Loan.

                           (F)      RESERVED.

                           (G)      RESERVED.

                           (H)      RESERVED.

                           (I) ENVIRONMENTAL INDEMNIFICATION. Borrower shall indemnify, reimburse, defend, and hold harmless the Agent, each Lender, the Collateral Agent and each of their respective parents, partners, shareholders, principals, subsidiaries, Affiliates, directors, officers, employees, representatives, agents, successors, assigns and attorneys (collectively, the "Indemnified Parties") for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including, without limitation, interest, penalties, reasonable attorneys' fees, disbursements and expenses, and reasonable consultants' fees, disbursements and expenses (but excluding internal overhead, administrative and similar costs of the Agent, the Lenders and the Collateral Agent)), asserted against, resulting to, imposed on, or incurred by any Indemnified Party, directly or indirectly, in connection with any of the following (except to the extent same are directly and solely caused by the fraud, bad faith, gross negligence or willful misconduct of any Indemnified Party and except that any Indemnified Party shall not be indemnified against claims resulting from actions taken with respect to any REO Property after the Agent forecloses its Lien or security interest upon such REO Property unless and to the extent such indemnification relates to any of the following which occurred while the Borrower owned such REO Property):

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

                               (i)      events,  circumstances,   or  conditions
                                        which are alleged to, or do, form the basis for an Environmental Claim;

                               (ii) any pollution or threat to human health or the environment that is related in any way to the Borrower's or any previous owner's or operator's management, use, control, ownership or operation of such REO Property (including, without limitation, all on-site and off-site activities involving Hazardous Substances), and whether occurring, existing or arising prior to or from and after the date hereof, and whether or not the pollution or threat to human health or the environment is described in the Environmental Reports;

                               (iii) any Environmental Claim against any Person whose liability for such Environmental Claim the Borrower has or may have assumed or retained either contractually or by operation of law; or

                               (iv) the breach of any representation, warranty or covenant set forth in
                                        SECTION 4.2(m), 4.3(e) or Article VI (or any comparable provisions) of an REO Mortgage, inclusive.

The provisions of and undertakings and indemnification set forth in this SECTION 5.1(I) shall survive the satisfaction and payment of the Indebtedness and termination of this Agreement.

                           (J)      GENERAL INDEMNITY.

                  (i) Borrower shall at its sole cost and expense, protect, defend, indemnify and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), administrative and judicial actions and proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, and litigation costs, of whatever kind or nature and whether or not incurred in connection with any judicial or administrative proceedings (including, but not limited to, reasonable attorneys' fees and other reasonable costs of defense) (the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties (other than those arising from a state of facts that first came into existence after the Lenders acquired title to any REO Property of the Borrower through foreclosure or a deed in lieu thereof or forecloses its Lien upon the Mortgage
         Loans or from the Lenders' bad faith, willful misconduct or gross negligence), and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of the Global Note, the REO Mortgages, any of the other Loan Documents or any REO Property or Mortgage Loan of the Borrower or any interest therein or receipt of any Rents, or Borrower's acquisition of any REO Property or Mortgage Loan or any claim made by any prior owner of such REO Property or the related Mortgaged Property relating to such acquisition or any sums that may be payable to such prior owner in connection therewith; (b) any amendment to, or restructuring of, the Indebtedness, the Global Note or any of the other Loan Documents; (c) any and all lawful action that may be taken by the Lenders in connection with the enforcement of the provisions of this Agreement, the Global Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with the Borrower or any Affiliate of the Borrower becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about any REO Property or Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse

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         or condition in, on or about any REO Property or Mortgaged  Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of the Borrower to perform or be in compliance with any of the terms of this Agreement or any of the other Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of any REO Property or Mortgaged Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Agreement;
         (i) any failure of any REO Property or Mortgaged Property to be in compliance with any Legal Requirement; (j) the enforcement by any Indemnified Party of the provisions of this SECTION 5.1(J) or (k) any and all claims and demands whatsoever which may be asserted against the Lenders by reason of any alleged obligations or undertakings on their part to perform or discharge any of the terms, covenants, or agreements contained in any Lease. Any amounts payable to an Indemnified Party by reason of the application of this SECTION 5.1(J)(I) shall become due and payable ten (10) days after demand and shall bear interest at the Default Rate from the tenth (10th) day after demand until paid.

                  (ii) The Borrower shall, at its sole cost and expense, protect, defend, indemnify and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any of the Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Agreement, the Global Note or any of the other Loan Documents (other than taxes imposed on the income of the Lenders).

                  (iii) The Borrower shall, at its sole cost and expense, protect, defend, indemnify and hold harmless the Indemnified Parties from and against any and all Losses that the Indemnified Parties may incur, directly or indirectly, as a result of a default under the Borrower's covenants with respect to ERISA and employee benefits plans contained herein.

                  (iv) Promptly after receipt by an Indemnified Party under this SECTION 5.1(j) or SECTION 5.1(i), of notice of the making of any claim or the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made by such Indemnified Party against the Borrower under this SECTION 5.1(j) or SECTION 5.1(i), notify the Borrower in writing, but the omission so to notify the Borrower will not relieve the Borrower from any liability which it may have to any Indemnified Party under this SECTION 5.1(j) or SECTION 5.1(i) , or otherwise unless and to the extent that neither Borrower otherwise possessed knowledge of such claim or action and such failure resulted in the forfeiture by the Borrower of substantial rights and defenses. In case any such claim is made or action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from the Borrower, the Borrower will be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with a single counsel reasonably satisfactory to the Lenders; and, upon receipt of notice from the Borrower to such Indemnified Party of their election so to assume the defense of such claim or action and only upon approval by the Indemnified Party of such counsel, the Borrower will not be liable to such Indemnified Party under this SECTION 5.1(j) or SECTION 5.1(i), for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof. Notwithstanding the preceding sentence, each Indemnified Party will be entitled to employ counsel separate from such counsel for the Borrower and from any other party in such action if such Indemnified Party reasonably determines that a conflict of interest exists which makes representation by counsel chosen by the Borrower not advisable. In such event, the reasonable fees and disbursements of such separate counsel will be paid by the Borrower. The Borrower shall not, without the prior written consent of an Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding. Each Indemnified Party shall not enter into a settlement of or consent to the entry of any judgment with respect to or otherwise compromise any action, claim, suit or proceeding as to which an Indemnified Party would be entitled to indemnification hereunder without the written consent of the Borrower which shall not be unreasonably withheld or delayed.

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

The provisions of and undertakings and indemnification set forth in this SECTION 5.1(J) shall survive the satisfaction and payment of the Indebtedness and termination of this Agreement.

                           (K)      ACCESS  TO  REO  PROPERTY.   Borrower  shall
                  permit or shall cause Manager to permit agents, representatives and employees of the Lenders to inspect the respective REO Property or Mortgaged Property or any part thereof at such reasonable times as may be requested by the Agent upon reasonable advance written notice, subject, however, to the rights of the tenants of such REO Property or Mortgaged Property and to the rights of the Mortgagor of a Mortgaged Property.

                           (L) NOTICE OF DEFAULT. Borrower shall promptly advise the Agent of any change in Borrower's condition, financial or otherwise, which is reasonably likely to have a Material Adverse Effect, or of the occurrence of any Default or Event of Default.

                           (M) COOPERATE IN LEGAL PROCEEDINGS. Borrower shall cooperate fully with the Agent with respect to any proceedings before any Governmental Authority which may materially affect the rights of the Lenders hereunder or any rights obtained by the Lenders under any of the Loan Documents and, in connection therewith, not prohibit the Agent, at its election, from participating in any such proceedings.

                           (N) PERFORM LOAN DOCUMENTS. Borrower shall observe, perform and satisfy or cause the Manager to observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it or the Manager, and shall pay when due all costs, fees and expenses required to be paid by it or the Manager, under the Loan Documents executed and delivered by the Borrower or its Member and the Manager.

                           (O) INSURANCE BENEFITS. Borrower shall cooperate with the Agent in obtaining for the Lenders the benefits of any Insurance Proceeds lawfully or equitably payable to the Lenders or the Borrower in connection with any REO Property or Mortgaged Property, respectively. The Agent shall be reimbursed for any expenses reasonably incurred in connection therewith (including reasonable attorneys' fees and disbursements and the payment by the Borrower of the expense of an Appraisal on behalf of the Agent in case of a fire or other casualty affecting such REO Property or any part thereof, but excluding internal overhead, administrative and similar costs of the Agent) out of such Insurance Proceeds, all as more specifically provided in this Agreement.

                           (P)      FURTHER   ASSURANCES.   Borrower  shall,  at
                  Borrower's sole cost and expense:

                  (i) upon the Agent's reasonable request therefor given from time to time (but not more often than once during each six month period following the Closing Date), pay for (a) reports of UCC, tax lien, judgment and litigation searches with respect to the Borrower or any Mortgagor and (b) searches of title to any REO Property or Mortgaged Property, each such search to be conducted by search firms designated by the Agent in each of the locations designated by the Agent;

                  (ii) furnish to the Agent all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, Appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished pursuant to the terms of the Loan Documents or reasonably requested by Agent in connection therewith;

                  (iii) execute and deliver to the Agent such documents, instruments, certificates, assignments and other writings, and do such other acts necessary, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Note, as the Agent may reasonably require (including, without limitation, amended or replacement REO Mortgages, UCC financing statements or Collateral Security Instruments);

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

                  (iv) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as the Agent shall reasonably require from time to time; and

                  (v) with respect to each Mortgaged Property for which Borrower acquires title pursuant to a foreclosure or acceptance of a deed-in-lieu of foreclosure or otherwise, Borrower shall (x) record an REO Mortgage to secure the Loan from the Lender in an amount equal to the Principal Indebtedness (or in those jurisdictions in which Borrower would be responsible for a mortgage tax or other similar tax measured by the amount of debt secured and no value-based allocation is permitted, in an amount reasonably acceptable to the Agent relating to such REO Property) together with all necessary UCC financing statements relating to the perfection of Liens on Personalty situated on such REO Property, and promptly provide Collateral Agent, or such other Person as the Lender may designate, certified copies of REO Mortgage and such financing statements with evidence of recording or filing indicated thereon and (y) concurrently with the recordation of REO Mortgage referred to in CLAUSE (X) above, with respect to such Mortgaged Property, provide to the Lender a marked up commitment to issue a Title Insurance Policy for the benefit of Agent on behalf of the Lenders (showing no exceptions to title other than those to which the original Mortgage Loan was subject) in an amount not less than the Allocated Loan Amount for such Mortgaged Property and a legal opinion from counsel satisfactory to Agent and addressed to Agent, to the effect that such REO Mortgage is binding and enforceable in accordance with its terms, in each case in form and substance reasonably satisfactory to Agent.

                           (Q)      MANAGEMENT   OF  REO   PROPERTY.   Each  REO
                  Property shall be managed at all times by the Manager or a successor manager approved by Agent subject to the terms and conditions below pursuant to a Management Agreement or a successor management agreement approved by Agent subject to the terms and conditions below until terminated as herein provided. Pursuant to a Management Subordination, the Manager shall agree that the Management Agreement is subject and subordinate in all respects to the Lien of the applicable REO Mortgage. The Management Agreement may be terminated (1) by Borrower at any time in accordance with the provisions of the Management Agreement so long as a successor manager as specified below shall have been appointed and such successor manager has (i) entered into a management agreement substantially in the form of the Management Agreement entered into by the previous Manager, subject to any modifications approved by Agent, and (ii) executed and delivered the Management Subordination to Agent, and (2) by Agent upon thirty (30) days' prior written notice to Borrower and the Manager (a) upon the occurrence and continuation of an Event of Default or (b) if the Manager commits any act which would permit termination under the Management Agreement (subject to any applicable notice, grace and cure periods provided in the Management Agreement). Subject to the preceding sentence, the Borrower may from time to time appoint a successor manager to manage any REO Property with the Agent's prior written consent. Notwithstanding the foregoing, any successor manager selected hereunder by the Agent or Borrower to manage such REO Property shall be a reputable management company having appropriate experience in the management of commercial real property in the applicable City and State of a similar type, size and quality as such REO Property under management.
                  Borrower further covenants and agrees that the Manager (including any successor property manager serving as the Manager) shall at all times during the term of the Loan maintain workers' compensation insurance as required by Governmental Authorities. The Borrower further covenants and agrees that, with respect to the Management Agreement and the applicable Management Subordination and the applicable REO Property, the Borrower shall: (i) promptly notify the Agent of the occurrence of any default under the Management Agreement; and (ii) promptly deliver to the Agent a copy of each written financial statement, business plan, capital expenditures plan, notice and report, if any, received under the Management Agreement.

                           (R)      FINANCIAL REPORTING.

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                                    (i)    Borrower  shall keep and  maintain or
                           shall cause to be kept and maintained on a Fiscal Year basis in accordance with GAAP consistently applied, books, records and accounts reflecting in reasonable detail all of the financial affairs of Borrower and all items of income and expense in connection with the operation of each REO Property and ownership of each Mortgage Loan and REO Property and in connection with any services, equipment or furnishings provided in connection with the operation of such REO Property, whether such income or expense may be realized by such Person or by any other Person whatsoever. The Agent shall have the right from time to time at all times during normal business hours upon reasonable prior written notice to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as the Agent shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and
                           expenses   incurred  by  the  Agent  to  examine  the
                           accounting records with respect to such REO Property,
                           as  the  Agent  shall  reasonably   determine  to  be
                           necessary or appropriate in the protection of the Lenders interest.

                                    (ii)   Borrower  shall  furnish to the Agent
                           annually, within ninety (90) days following the end of each Fiscal Year, a complete copy of the Guarantor's and the Principal's financial statement audited by an Independent certified public accountant acceptable to the Agent in accordance with GAAP consistently applied covering each such Person's financial position and results of operations, for such Fiscal Year and containing a statement of revenues and expenses, a statement of assets and liabilities and a statement of each such Person's equity, all of which shall be in form and substance acceptable to the Agent. The Agent shall have the right from time to time to review the auditing procedures used in the preparation of such annual financial statements and to consult with the accountant with respect to such procedures. Together with the annual financial statements, Borrower shall furnish to the Agent an Officer's Certificate certifying as of the date thereof (x) that the annual financial statements present fairly in all material respects the results of operations and financial condition of Borrower all in accordance with GAAP consistently applied, and (y) whether Borrower knows of the existence of an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

                                    (iii)  Borrower  shall furnish to the Agent,
                           within forty-five (45) days following the end of each Fiscal Year quarter a quarterly financial statement with respect to each REO Property for that quarter certified by the Borrower to be true, complete and correct. Borrower shall furnish to the Agent copies of any report sent to its member pursuant to an Organization Agreement. Borrower shall furnish to the Agent information with respect to any change in the ownership interests of Borrower promptly after the consummation of any such transaction (and in any event not later than five Business Days after the related closing).

                                    (iv)   Borrower shall furnish or shall cause
                           the Manager to furnish to Lender, within fifteen (15) Business Days after request, such request to occur not more often than once each calendar quarter, such further information with respect to the operation of each REO Property or Mortgaged Property and the financial affairs of Borrower as may be reasonably requested by the Agent, including all business plans prepared for the Borrower.

                                    (v)    Borrower  shall furnish to the Agent,
                           within fifteen (15) Business Days after request, such further information regarding any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA as may be reasonably requested by the Agent.

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                                    (vi)   Not later than each  Advance  Closing
                           Date for an acquisition and, subsequently, at least thirty (30) days prior to the end of each of Borrower's Fiscal Years, Borrower shall submit or cause to be submitted to the Agent an Operating Budget of property expenses, Capital Improvement Costs (including Leasing Commissions and TI Costs), replacement reserve costs as well as projected Gross Revenues for the next Fiscal Year for each REO Property. Such draft Operating Budget shall not be effective or implemented without the prior written
                           approval   of  Agent,   such   approval   not  to  be
                           unreasonably withheld or delayed. Until so approved by the Agent for the subsequent Fiscal Year, the Operating Budget approved by the Agent for the preceding Fiscal Year shall remain in effect for purposes of Section 2.12; PROVIDED, that for so long as such prior Operating Budget remains in effect, amounts set forth in the prior Operating Budget with respect to property expenses, TI Costs and Leasing Commissions shall be deemed increased on a percentage basis by an amount equal to the increase in the Consumer Price Index (expressed as a percentage) as measured over the calendar year that the prior Operating Budget was in effect.

                           (S) CONDUCT OF BUSINESS. The Borrower shall cause the operation of each REO Property to be conducted at all times in a manner consistent with at least the level of operation of such REO Property as of the applicable Advance
                  Closing Date for the related acquisition, including, without limitation, the following:

                                    (i)    to maintain or cause to be maintained
                           the standard of such REO Property at all times at a level not lower than that maintained by prudent managers of similar facilities or land in the region where such REO Property is located;

                                    (ii)   to  operate  or cause to be  operated
                           such REO Property in a prudent manner in compliance in all material respects with applicable Legal Requirements and Insurance Requirements relating thereto and maintain or cause to be maintained all licenses, Permits and any other agreements necessary for the continued use and operation of such REO Property; and

                                    (iii)  to maintain or cause to be maintained
                           sufficient Inventory and Equipment of types and quantities at such REO Property to enable it or the Manager to operate such REO Property.

                           (T)      SINGLE-PURPOSE ENTITY.

                                    (i)    Borrower  at all times will  continue
                           to be a duly formed and validly existing limited liability company or limited partnership under the laws of the State of its formation and a Single-Purpose Entity.

                                    (ii)   Borrower  shall at all  times  comply
                           with the provisions of its Organization Agreement and the laws of the State of its formation relating to limited liability companies or limited partnerships.

                                    (iii)  Borrower  shall observe all customary
                           formalities regarding its existence.

                                    (iv)   Borrower  shall  accurately  maintain
                           its financial statements, accounting records and other corporate documents separate from those of its members or partners, Affiliates of its members or partners and any other Person. Borrower shall not commingle its assets with those of its members or partners, any Affiliates of its members or partners, or any other Person and shall continue to accurately maintain its own bank accounts and separate books of account.

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

                                    (v)    Borrower  shall  continue  to pay its
                           own liabilities from its own separate assets.

                                    (vi)   Borrower  shall  continue to identify
                           itself in all dealings with the public, under its own name or trade names and as a separate and distinct entity and shall not identify itself as being a division or a part of any other entity. Borrower will not identify its members or partners or any Affiliates of its members or partners as being a division or part of the Borrower.

                                    (vii)  Borrower   shall   continue   to   be
                           adequately capitalized in light of the nature of its business.

                                    (viii) Borrower    shall   not   assume   or
                           guarantee the liabilities of its members or partners (or any predecessor corporation, partnership or limited liability company), any Affiliates of its members or partners or any other Person, except for liabilities relating to an REO Property and except as permitted by or pursuant to this Agreement. Borrower shall not acquire obligations or securities of its members or partners (or any predecessor corporation, partnership or limited liability company), or any Affiliates of its members or partners. Borrower shall not make loans to its members or partners (or any predecessor corporation, partnership or limited liability company), or any Affiliates of its members or partners.

                                    (ix)   Borrower shall not enter into or be a
                           party to any transaction with its members or partners (or any predecessor corporation, partnership or limited liability company) or any Affiliates of its members or partners, except for in the ordinary course of business on terms which are no less favorable than would be obtained in a comparable arm's length transaction with an unrelated third party (other than in connection with the execution of the Management Agreement).

                           (U)      ERISA.  Borrower  shall deliver to the Agent
                  as soon as possible, and in any event within fifteen (15) Business Days after the Borrower knows or has reason to know that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, an Officer's Certificate setting forth details respecting such event or condition and the action, if any, that the Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower or an ERISA Affiliate with respect to such event or condition):

                                    (i)    any reportable  event,  as defined in
                           Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of
                           Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 4 12(d) of the Code); and any request for a waiver under Section 4 12(d) of the Code for any Plan;

                                    (ii)   the  distribution  under Section 4041
                           of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower or an ERISA Affiliate to terminate any Plan;

                                    (iii)  the    institution    by    PBGC   of
                           proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the

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                           receipt by the Borrower or any ERISA Affiliate of the
                           Borrower of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                                    (iv)   the  complete  or partial  withdrawal
                           from a Multiemployer Plan by the Borrower or any ERISA Affiliate of the Borrower that results in material liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Borrower or any ERISA Affiliate of the Borrower of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to
                           Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                                    (v)    the  institution of a proceeding by a
                           fiduciary (within the meaning of Section 3(2 1) of ERISA) of any Multiemployer Plan against the Borrower or any ERISA Affiliate of the Borrower to enforce
                           Section 515 of ERISA, which proceeding is not dismissed within thirty (30) days;

                                    (vi)   the  adoption of an  amendment to any
                           Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate of the Borrower fails to timely provide security to the Plan in accordance with the provisions of said Sections; and

                                    (vii)  the  imposition of a lien pursuant to
                           Section 302(f) of ERISA or Section 4 12(h) of the Code in connection with a Plan.

                           (V) ASSIGNMENT OR PARTICIPATION OF NOTE. In the event that the Agent notifies Borrower that a secondary market sale (an "ASSIGNMENT") of, or a sale of a participation interest (a "Participation") in, the Global Note to another party is a desirable course of action with respect to the Loan, then Borrower shall cooperate with the Agent, in the preparation of any information reasonably necessary or incidental to such Assignment or Participation with respect to the Collateral which is reasonably within the possession or control of Borrower or is obtainable by Borrower and shall in good faith enter into any amendments to this Agreement and/or the other Loan Documents and execute and deliver a new Global Note or Global Notes to the assignee, all as necessary to accomplish the Assignment or Participation; PROVIDED, HOWEVER, that such cooperation shall be conditioned upon (a) Borrower incurring no additional liability or obligation as a result of such Assignment or Participation and (b) all costs related to such cooperation, and all costs incurred by Agent as a result of such Assignment or Participation, shall be paid by Agent (including, without limitation, all reasonable out of pocket costs incurred by Borrower related thereto).

                           (W)      MISCELLANEOUS.  BORROWER SHALL:
                  (i) notify the Agent in writing of any full repayment of a Mortgage Loan promptly upon receipt of the related funds; and

                  (ii) to the extent not previously delivered, cause any Mortgage Loan Documents that come into its possession after the related Mortgage Loan is collaterally assigned to the Agent hereunder to be delivered to the Collateral Agent.

                           (X)      INSURANCE.

                                    (i)    Borrower,   at  its  sole   cost  and
                           expense, shall keep the Improvements and Equipment with respect to each REO Property insured (including, but not limited to, any period of renovation, alteration and/or construction) during the term of the Loan with

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

                           the coverage and in the amounts required under this Agreement for the mutual benefit of Borrower, the Agent for the benefit of the Lenders against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy (including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary, collapse, theft and such other coverages as may be reasonably required by the Agent on the special form (formerly known as an all risk form). Such insurance shall be in an amount
                           (i) equal to at least then full replacement cost of the Improvements and Equipment (exclusive of the cost of foundations and footings), without deduction for physical depreciation, and (ii) such that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this SECTION 5.1(X) shall be paid not less than thirty (30) days in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

                                    (ii)   Borrower,   at  its  sole   cost  and
                           expense, for the mutual benefit of Borrower and the Agent, shall also obtain and maintain or cause to be obtained and maintained during the entire term of the Loan the following policies of insurance for each REO
                           Property:

                                           (1)   flood insurance, if any part of
                                                 such REO Property is located in
                                                 an  area   identified   by  the
                                                 Federal  Emergency   Management
                                                 Agency   as  an   area   having
                                                 special  flood  hazards  and in
                                                 which flood  insurance has been
                                                 made   available    under   the
                                                 National Flood Insurance Act of
                                                 1968  (and  any   amendment  or
                                                 successor  act  thereto)  in an
                                                 amount  at  least  equal to the
                                                 maximum   limit   of   coverage
                                                 available  with  respect to the
                                                 Improvements    and   Equipment
                                                 under said Act;

                                           (2)   commercial   general  liability
                                                 insurance, including broad form
                                                 property    damage,     blanket
                                                 contractual     and    personal
                                                 injuries    (including    death
                                                 resulting therefrom) coverages,
                                                 liquor law  liability  coverage
                                                 and  containing  minimum limits
                                                 of  $1,000,000  per  occurrence
                                                 aggregate  and  excess/umbrella
                                                 liability  coverage  containing
                                                 minimum limits of $20,000,000;

                                           (3)   business interruption insurance
                                                 (including  rental value) in an
                                                 amount  equal to the  estimated
                                                 Gross  Revenues from the Leases
                                                 of    such     REO     Property
                                                 (including, without limitation,
                                                 the  loss  of  all   Rents  and
                                                 additional Rents payable by all
                                                 of the lessees under the Leases
                                                 (whether or not such Leases are
                                                 terminable  in the  event  of a
                                                 fire   or   casualty)),    such
                                                 insurance to cover losses for a
                                                 period  of at  least  one  year
                                                 after  the  date of the fire or
                                                 casualty in question  and to be
                                                 increased  or   decreased,   as
                                                 applicable,  from

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                                                 time to time during the term of
                                                 the Loan  (but  not  more  than
                                                 once  in any 12  month  period)
                                                 if,   and   when,   the   Gross
                                                 Revenues  from  the  Leases  of
                                                 such  REO  Property  materially
                                                 increase   or   decrease,    as
                                                 applicable (including,  without
                                                 limitation,  increases from new
                                                 Leases   and   renewal   Leases
                                                 entered into in accordance with
                                                 the  terms of this  Agreement),
                                                 to reflect all  increased  Rent
                                                 and increased  additional  Rent
                                                 payable  by all of the  lessees
                                                 under such  renewal  Leases and
                                                 all  Rent and  additional  Rent
                                                 payable  by all of the  lessees
                                                 under such new Leases;

                                           (4)   insurance   against   loss   or
                                                 damage   from  (x)  leakage  of
                                                 sprinkler   systems   and   (y)
                                                 explosion of steam boilers, air
                                                 conditioning  equipment,   high
                                                 pressure piping,  machinery and
                                                 equipment,  pressure vessels or
                                                 similar    apparatus   now   or
                                                 hereafter   installed   in  the
                                                 Improvements (without exclusion
                                                 for  explosions),  in an amount
                                                 reasonably   required   by  the
                                                 Agent;

                                           (5)   workers' compensation insurance
                                                 coverage  (in  amounts not less
                                                 than the statutory minimums for
                                                 all  persons  employed  by  the
                                                 Borrower,   if   any,   and  in
                                                 compliance   with   all   other
                                                 requirements    of   applicable
                                                 local,  state and federal  law)
                                                 and    "Employers    Liability"
                                                 insurance  in amounts  not less
                                                 than required by statute;

                                           (6)   earthquake  damage insurance in
                                                 an amount and form satisfactory
                                                 to the Agent in the event  that
                                                 one or more REO  Properties  is
                                                 located  in an area with a high
                                                 degree  of  seismic   activity,
                                                 provided    that     earthquake
                                                 insurance      coverage      is
                                                 reasonably         commercially
                                                 available; and

                                           (7)   such  other  insurance  as  may
                                                 from time to time be reasonably
                                                 required  by the Agent in order
                                                 to protect its  interests  with
                                                 respect  to the  Loan  and such
                                                 REO Property.

                                    (iii)  All   policies  of   insurance   (the
                           "POLICIES")  required pursuant to this SECTION 5.1(X)
                           (i) shall be issued by an insurer which has a claims paying ability rating of not less than "A" (or the equivalent) by Standard & Pool's and one other Rating Agency satisfactory to the Agent or A:XII or better as to claims paying ability by AM Best (other than the policies described in SECTION 5.1(X)(II)(6)),
                           (ii) other than with respect to workers' compensation insurance coverage, shall name the Agent, for the benefit of the Lenders, as additional insureds as their interests may appear and contain a standard

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

                           noncontributory mortgagee clause naming the Agent (and/or such other party as may be designated by the Agent) as the party to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of the Loan without cost to the Agent, (iv) shall contain such provisions as the Agent deems reasonably necessary or desirable to protect its interest (including, without limitation, endorsements providing that neither the Borrower, the Agent nor any other party shall be a co-insurer under said Policies and that the Agent shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation), (v) shall contain a waiver of subrogation against the Agent and (vi) shall be reasonably satisfactory in form and substance to the Agent and reasonably approved by the Agent as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such Policies as the same become due and payable. Copies of said Policies, certified as true and correct by Borrower, or insurance certificates thereof, shall be delivered to the Agent. Not later than fifteen (15) Business Days prior to the expiration date of each of the Policies, Borrower will deliver to the Agent satisfactory evidence of the renewal of each Policy. The insurance coverage required under this SECTION 5.1(X) may be effected under a blanket policy or policies covering such REO Property and other property and assets not constituting a part of such REO Property; provided that any such blanket policy shall provide at least the same amount and form of protection as would a separate policy insuring the REO Property individually, which amount shall not be less than the amount required pursuant to this SECTION 5.1(AA), and which shall in any case comply in all other respects with the requirements of this SECTION 5.1 (AA).

                                    (iv)   If any REO Property  shall be damaged
                           or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice thereof to the Agent.

                                           (1)   In  case  of  loss  covered  by
                                                 Policies,  the Agent may either
                                                 (A) jointly  with the  Borrower
                                                 settle  and adjust any claim or
                                                 (B) allow the Borrower to agree
                                                 with the  insurance  company or
                                                 companies  on the  amount to be
                                                 paid upon the  loss;  PROVIDED,
                                                 that the  Borrower  may  adjust
                                                 losses   aggregating   not   in
                                                 excess of the greater of (x) 3%
                                                 of the related  Allocated  Loan
                                                 Amount  and  (y)  $100,000,  if
                                                 such  adjustment is carried out
                                                 in  a  commercially  reasonable
                                                 and  timely  manner,  PROVIDED,
                                                 FURTHER, that if at the time of
                                                 the  settlement of such claim a
                                                 monetary  Event of Default  has
                                                 occurred  and  is   continuing,
                                                 then the Agent shall settle and
                                                 adjust  such claim  without the
                                                 consent of the Borrower. In any
                                                 such case the  Agent  shall and
                                                 is hereby authorized to collect
                                                 and   receipt   for  any   such
                                                 Insurance  Proceeds  subject to
                                                 and to the extent  provided for
                                                 in    this    Agreement.    The
                                                 reasonable expenses incurred by
                                                 the Agent in the adjustment and
                                                 collection     of     Insurance
                                                 Proceeds  shall  become part of
                                                 the Indebtedness and be secured
                                                 by the applicable  Mortgage and
                                                 shall be reimbursed by Borrower
                                                 to  the   Agent   upon   demand
                                                 therefor.

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

                                           (2)   In the  event  of  any  insured
                                                 damage to or  destruction of an
                                                 REO   Property   or  any   part
                                                 thereof   (herein   called   an
                                                 "INSURED  Casualty")  where the
                                                 aggregate  amount  of the loss,
                                                 as reasonably  determined by an
                                                 Independent insurance adjuster,
                                                 is less than ten percent  (10%)
                                                 of the related  Allocated  Loan
                                                 Amount,    and   if,   in   the
                                                 reasonable   judgment   of  the
                                                 Agent, such REO Property can be
                                                 restored   within  twelve  (12)
                                                 months  of  settlement  of  the
                                                 claim and at least  twelve (12)
                                                 months  prior  to the  Maturity
                                                 Date to a  condition  at  least
                                                 equal to the condition  thereof
                                                 that   existed   prior  to  the
                                                 Insured  Casualty,  or  if  the
                                                 Agent otherwise elects to allow
                                                 the  Borrower  to restore  such
                                                 REO Property, then, if no Event
                                                 of Default  shall have occurred
                                                 and    be    continuing,    the
                                                 Insurance    Proceeds    (after
                                                 reimbursement of any reasonable
                                                 expenses  incurred by the Agent
                                                 in    connection    with    the
                                                 collection  of  any  applicable
                                                 Insurance  Proceeds)  shall  be
                                                 made  available  to  pay  or to
                                                 reimburse  the Borrower for the
                                                 cost of  restoring,  repairing,
                                                 replacing  or  rebuilding  such
                                                 REO  Property  or part  thereof
                                                 subject    to    the    Insured
                                                 Casualty,   as   provided   for
                                                 below.      Borrower     hereby
                                                 covenants    and    agrees   to
                                                 commence  and   diligently   to
                                                 prosecute    such    restoring,
                                                 repairing,     replacing     or
                                                 rebuilding;    PROVIDED,   that
                                                 Borrower  shall  pay all  costs
                                                 (and if  required by the Agent,
                                                 Borrower   shall   deposit  the
                                                 total thereof with the Agent in
                                                 advance)  of  such   restoring,
                                                 repairing,     replacing     or
                                                 rebuilding  in  excess  of  the
                                                 Insurance     Proceeds     made
                                                 available pursuant to the terms
                                                 hereof     (the      "DEFICIENT
                                                 Amount").

                                           (3)   Except as provided  above,  the
                                                 Insurance   Proceeds  collected
                                                 upon any Insured Casualty shall
                                                 be held in an Eligible  Account
                                                 by the Agent and shall,  at the
                                                 option of the Agent in its sole
                                                 discretion,  be  applied to the
                                                 payment of the  Indebtedness as
                                                 provided in SECTION  2.12(F) of
                                                 this  Agreement  or  applied to
                                                 the    cost    of    restoring,
                                                 repairing,     replacing     or
                                                 rebuilding such REO Property or
                                                 part  thereof  subject  to  the
                                                 Insured Casualty, in the manner
                                                 set forth below.

                                           (4)   In  the  event  that  Insurance
                                                 Proceeds  (after  reimbursement
                                                 of  any   reasonable   expenses

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

                                                 incurred   by  the   Agent   in
                                                 connection  with the collection
                                                 of  any  applicable   Insurance
                                                 Proceeds),  if  any,  shall  be
                                                 made  available to the Borrower
                                                 for the  restoring,  repairing,
                                                 replacing or rebuilding of such
                                                 REO   Property,   the  Borrower
                                                 covenants  to restore,  repair,
                                                 replace or rebuild  the same to
                                                 be of at least comparable value
                                                 as  prior  to  such  damage  or
                                                 destruction, all to be effected
                                                 in   accordance    with   Legal
                                                 Requirements   and   plans  and
                                                 specifications    approved   in
                                                 advance  by  the  Agent,   such
                                                 approval not to be unreasonably
                                                 withheld   or   delayed.    The
                                                 Borrower  shall  pay all  costs
                                                 (and if  required by the Agent,
                                                 the Borrower  shall deposit the
                                                 total thereof with the Agent in
                                                 advance)  of  such   restoring,
                                                 repairing,     replacing     or
                                                 rebuilding  in  excess  of  the
                                                 Insurance     Proceeds     made
                                                 available pursuant to the terms
                                                 hereof.

                                           (5)   In the  event the  Borrower  is
                                                 entitled   to  the  use  of  or
                                                 reimbursement  out of Insurance
                                                 Proceeds  held  by  the  Agent,
                                                 such    proceeds    shall    be
                                                 disbursed  from  time  to  time
                                                 upon  the   Agent  (or  at  the
                                                 Agent's      election,      the
                                                 Collateral     Agent)     being
                                                 furnished   with  (A)  evidence
                                                 reasonably  satisfactory  to it
                                                 of  the   estimated   cost   of
                                                 completion of the  restoration,
                                                 repair,     replacement     and
                                                 rebuilding,  (B) funds,  or, at
                                                 the Agent's option,  assurances
                                                 reasonably  satisfactory to the
                                                 Agent   that  such   funds  are
                                                 available  and   sufficient  in
                                                 addition   to   the   Insurance
                                                 Proceeds   to   complete    the
                                                 proposed  restoration,  repair,
                                                 replacement and rebuilding, and
                                                 (C)      such       architect's
                                                 certificates,  waivers of lien,
                                                 contractor's  sworn statements,
                                                 title  insurance  endorsements,
                                                 bonds  and other  evidences  of
                                                 cost,  payment and  performance
                                                 of   the   foregoing    repair,
                                                 restoration,   replacement   or
                                                 rebuilding  as  the  Agent  may
                                                 reasonably require and approve.
                                                 The Agent  may,  in any  event,
                                                 require   that  all  plans  and
                                                 specifications     for     such
                                                 restoration,            repair,
                                                 replacement  and  rebuilding be
                                                 submitted  to and  approved  by
                                                 the Agent prior to commencement
                                                 of work,  such  approval not to
                                                 be  unreasonably   withheld  or
                                                 delayed. All proceeds of rental
                                                 or    business     interruption
                                                 insurance shall be administered
                                                 in   accordance   with  SECTION
                                                 2.12(a) of this Agreement.  The
                                                 Agent may retain a

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

                                                 construction    consultant   to
                                                 inspect  such  work and  review
                                                 the   Borrower's   request  for
                                                 payments   and   the   Borrower
                                                 shall,  on demand by the Agent,
                                                 reimburse  the  Agent  for  the
                                                 reasonable       fees       and
                                                 disbursements      of      such
                                                 consultant.   No  payment  made
                                                 prior to the  final  completion
                                                 of  the  restoration,   repair,
                                                 replacement    and   rebuilding
                                                 shall  exceed  ninety   percent
                                                 (90%) of the  value of the work
                                                 performed  from  time  to  time
                                                 (except for restoration work on
                                                 a trade by trade basis in which
                                                 event,  payment  may be made in
                                                 full  upon  the  completion  of
                                                 such  work);  funds  other than
                                                 Insurance   Proceeds  shall  be
                                                 disbursed prior to disbursement
                                                 of such  proceeds;  and, at all
                                                 times, the undisbursed  balance
                                                 of such  proceeds  remaining in
                                                 the   accounts  of  the  Agent,
                                                 together  with funds  deposited
                                                 for that purpose or irrevocably
                                                 committed  to the  repayment of
                                                 the  Agent by or on  behalf  of
                                                 the Borrower for that  purpose,
                                                 shall be at least sufficient in
                                                 the reasonable  judgment of the
                                                 Agent  to pay for  the  cost of
                                                 completion of the  restoration,
                                                 repair,      replacement     or
                                                 rebuilding,  free and  clear of
                                                 all liens or  claims  for lien,
                                                 except      for       Permitted
                                                 Encumbrances. Any surplus which
                                                 may  remain  out  of  Insurance
                                                 Proceeds   held  by  the  Agent
                                                 after  payment of such costs of
                                                 restoration,            repair,
                                                 replacement or rebuilding shall
                                                 be paid to the Borrower so long
                                                 as  no  Event  of  Default  has
                                                 occurred and is continuing.

                                    (v)    Borrower  shall  not  carry  separate
                           insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Agreement; PROVIDED, HOWEVER, that notwithstanding the foregoing, Borrower may carry insurance not required under this Agreement if any such insurance affecting such REO Property shall be for the mutual benefit of Borrower and the Agent, as their respective interests may appear, and shall be subject to all other provisions of this SECTION 5.1(X).

                           (Y)      CONDEMNATION.

                                    (i)    Borrower   shall  promptly  give  the
                           Agent written notice of the actual or threatened commencement of any proceeding for a Taking and shall deliver to the Agent copies of any and all papers served in connection with such proceedings. The Agent is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any Condemnation Proceeds for said Taking. With respect to any compromise or settlement in connection with such proceeding, the Agent will jointly with Borrower compromise and reach settlement unless at the time of such Taking a monetary Event of Default has occurred, in which event the Agent shall compromise and reach settlement without the consent of Borrower. Notwithstanding the foregoing provisions of this
                           Section 5.1(Y),  Borrower is authorized

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                           to   negotiate,   compromise   and  settle,   without
                           participation by the Agent, Condemnation Proceeds of up to 1 % of the related Allocated Loan Amount in
                           connection  with  any  Taking.   Notwithstanding  any
                           Taking,   Borrower   shall   continue   to  pay   the
                           Indebtedness at the time and in the manner provided for in this Agreement and the other Loan Documents and the Indebtedness shall not be reduced except in accordance therewith.

                                    (ii)   Borrower shall cause the Condemnation
                           Proceeds to be paid directly to the Agent as provided in SECTION 2.12(f) of this Agreement. The Agent may, in its reasonable discretion, apply any such Condemnation Proceeds to the reduction or discharge of the Indebtedness (whether or not then due and payable). If Condemnation Proceeds in respect of such Taking are applied to the payment of the Indebtedness as provided for in this Agreement, Borrower shall be relieved of any duty to restore, repair, replace or rebuild the applicable REO Property.

                                    (iii)  With  respect  to a  Taking  in part,
                           which shall mean any Taking which does not render such REO Property physically or economically unsuitable in the reasonable judgment of the Agent for the use to which it was devoted prior to the Taking, Borrower shall cause the Condemnation Proceeds to be paid to the Agent or deposited into the applicable account pursuant to the provisions of this Agreement, to be applied to the cost of repairing, replacing, restoring or rebuilding such REO Property as follows:

                                           (1)   Provided   that    Condemnation
                                                 Proceeds    shall    be    made
                                                 available  to Borrower  for the
                                                 restoring, repairing, replacing
                                                 or   rebuilding   of  such  REO
                                                 Property,    Borrower    hereby
                                                 covenants  to restore,  repair,
                                                 replace or rebuild  the same to
                                                 be of at least comparable value
                                                 and, to the extent commercially
                                                 practicable,  of  substantially
                                                 the same  character as prior to
                                                 the Taking,  all to be effected
                                                 in accordance  with  applicable
                                                 law     and      plans      and
                                                 specifications    approved   in
                                                 advance  by  the  Agent,   such
                                                 approval not to be unreasonably
                                                 withheld or  delayed.  Borrower
                                                 shall  pay  all  costs  (and if
                                                 required by the Agent, Borrower
                                                 shall deposit the total thereof
                                                 with the Agent in  advance)  of
                                                 such   restoring,    repairing,
                                                 replacing  or   rebuilding   in
                                                 excess   of  the   Condemnation
                                                 Proceeds     made     available
                                                 pursuant to the terms hereof.

                                           (2)   The Condemnation  Proceeds held
                                                 by the  Agent  shall be held in
                                                 an  Eligible  Account and shall
                                                 be disbursed  from time to time
                                                 upon  the   Agent  (or  at  the
                                                 Agent's      election,      the
                                                 Collateral     Agent)     being
                                                 furnished   with  (A)  evidence
                                                 reasonably  satisfactory  to it
                                                 of  the   estimated   cost   of
                                                 completion of the  restoration,
                                                 repair,     replacement     and
                                                 rebuilding,  (B) funds,  or, at
                                                 the Agent's option,  assurances
                                                 satisfactory  to the Agent that
                                                 such  funds are  available  and
                                                 sufficient  in  addition to the
                                                 Condemnation     Proceeds    to

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                                                 complete      the      proposed
                                                 restoration,            repair,
                                                 replacement and rebuilding, and
                                                 (C)      such       architect's
                                                 certificates,  waivers of lien,
                                                 contractor's  sworn statements,
                                                 title  insurance  endorsements,
                                                 bonds  and other  evidences  of
                                                 cost,  payment and  performance
                                                 of   the   foregoing    repair,
                                                 restoration,   replacement   or
                                                 rebuilding  as  the  Agent  may
                                                 reasonably require and approve.
                                                 The Agent  may,  in any  event,
                                                 require   that  all  plans  and
                                                 specifications     for     such
                                                 restoration,            repair,
                                                 replacement  and  rebuilding be
                                                 submitted  to and  approved  by
                                                 the Agent prior to commencement
                                                 of work,  which  approval shall
                                                 not be unreasonably withheld or
                                                 delayed. The Agent may retain a
                                                 construction    consultant   to
                                                 inspect  such  work and  review
                                                 the   Borrower's   request  for
                                                 payments   and   the   Borrower
                                                 shall,  on demand by the Agent,
                                                 reimburse  the  Agent  for  the
                                                 reasonable       fees       and
                                                 disbursements      of      such
                                                 consultant.   No  payment  made
                                                 prior to the  final  completion
                                                 of  the  restoration,   repair,
                                                 replacement    and   rebuilding
                                                 shall  exceed  ninety   percent
                                                 (90%)  of  the   value  of  the
                                                 construction   work   performed
                                                 from time to time;  funds other
                                                 than   Condemnation    Proceeds
                                                 shall  be  disbursed  prior  to
                                                 disbursement  of such proceeds;
                                                 and   at   all    times,    the
                                                 undisbursed   balance  of  such
                                                 proceeds remaining in the hands
                                                 of  the  Agent,  together  with
                                                 funds    deposited   for   that
                                                 purpose     or      irrevocably
                                                 committed  to the  repayment of
                                                 the  Agent by or on  behalf  of
                                                 the Borrower for that  purpose,
                                                 shall be at least sufficient in
                                                 the reasonable  judgment of the
                                                 Agent  to pay for  the  cost of
                                                 completion of the  restoration,
                                                 repair,      replacement     or
                                                 rebuilding,  free and  clear of
                                                 all liens or  claims  for lien.
                                                 Any  surplus  which may  remain
                                                 out  of  Condemnation  Proceeds
                                                 held by the Agent after payment
                                                 of such  costs of  restoration,
                                                 repair,      replacement     or
                                                 rebuilding shall be paid to the
                                                 Borrower so long as no Event of
                                                 Default  has  occurred  and  is
                                                 continuing.

                                           (3)   If such REO  Property  is sold,
                                                 through      foreclosure     or
                                                 otherwise, prior to the receipt
                                                 by  the   Agent   of  any  such
                                                 Condemnation  Proceeds to which
                                                 it is entitled  hereunder,  the
                                                 Agent  shall  have  the  right,
                                                 whether  or  not  a  deficiency
                                                 judgment on the Note shall have
                                                 been   sought,   recovered   or
                                                 denied, to

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

                                                 have     reserved     in    any
                                                 foreclosure  decree  a right to
                                                 receive  said award or payment,
                                                 or a portion thereof sufficient
                                                 to pay the Indebtedness.  In no
                                                 case shall any such application
                                                 reduce or postpone any payments
                                                 otherwise  required pursuant to
                                                 this Agreement,  other than the
                                                 final payment on the Note.

                           (Z)      LEASES AND RENTS.

                                    (i)    Borrower        absolutely        and
                           unconditionally assigns to the Agent, Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to the Agent shall not be construed to bind the Agent to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon the Agent. Borrower shall execute and deliver to the Agent such additional instruments, in form and substance reasonably satisfactory to the Agent, as may hereafter be reasonably requested in writing by the Agent to further evidence and confirm such assignment. Nevertheless, subject to the terms of this SECTION 5.1(Z), the Agent grants to Borrower a license to lease, own, maintain, operate and manage each REO Property and to collect, use and apply the Rent, which license is revocable upon the occurrence of an Event of Default under this Agreement. Any portion of the Rents held by Borrower shall be held in trust for the benefit of the Agent for use in the payment of the Indebtedness. Upon the occurrence of an Event of Default and during the continuance thereof, the license granted to Borrower herein shall automatically be revoked, and the Agent shall immediately be entitled to possession of all Rents, whether or not the Agent enters upon or takes control of such REO Property. The Agent is hereby granted and assigned by Borrower the right, at its option, upon revocation of the license granted herein, to enter upon such REO Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license shall be applied toward payment of the Indebtedness in the priority and proportions set forth in SECTION
                           2.8 hereof or otherwise as the Agent in its discretion shall deem proper.

                                    (ii)   All  Leases   entered   into  by  the
                           Borrower shall provide for rental rates comparable to then-existing local market rates and terms and conditions commercially reasonable and consistent with then-prevailing local market terms and conditions for similar type properties in similar condition. With respect to any Lease for more than 10% of the rentable square footage of an REO Property, Borrower shall not enter into any such Leases, without the prior written consent of the Agent, such consent not to be unreasonably withheld or delayed. Borrower shall furnish the Agent with (1) detailed term sheets in advance in the case of any Leases, modifications, amendments or renewals for which Agent's consent is required and (2) in the case of any other Leases, executed copies of such Leases upon written request. All renewals or amendments or modifications of Leases which do not satisfy the requirements of the first sentence of this SECTION
                           5.1 (Z)(ii) shall be subject to the prior approval of the Agent. All Leases executed after the date hereof shall provide that they are subordinate to the applicable Mortgage and that the lessee agrees to attorn to the Agent. The Agent shall, upon the request of any tenant occupying space in excess of 10% of the rentable square footage of an REO Property, execute and deliver a non-disturbance agreement in form reasonably satisfactory to the Agent. Borrower (i) shall observe and perform all of the material obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to materially impair the value of the Leases as security for the

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                           Indebtedness;  (ii) shall promptly send copies to the
                           Agent  of  all  written   notices  of  default  which
                           Borrower shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed and shall effect a termination or diminution of the obligations of tenants under leases, only in a manner that a prudent owner of a similar property to such REO Property would enforce such terms covenants and conditions or effect such termination or diminution in the ordinary course of business; (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of lessor's interest in the Leases or Rents; and (vi) shall not convey or transfer or suffer or permit a conveyance or transfer of such REO Property or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder.

                                    (iii)  Borrower   shall   deposit   security
                           deposits of lessees which are turned over to or for the benefit of Borrower or otherwise collected by or on behalf of Borrower, into an Eligible Account with the same name as the Collection Accounts. Any bond or other instrument which the Borrower is permitted to hold in lieu of cash security deposits under any applicable Legal Requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall, if permitted pursuant to Legal Requirements, name the Agent as payee or mortgagee thereunder (or at the Agent's option, be fully assignable to the Agent) and shall, in all respects, comply with any applicable
                           Legal Requirements and otherwise be reasonably satisfactory to the Agent. Borrower shall, upon request, provide the Agent with evidence reasonably satisfactory to the Agent of the Borrower's compliance with the foregoing. Upon the occurrence and during the continuance of any Event of Default, Borrower shall, upon the Agent's request, if permitted by any applicable Legal Requirements, turn over to the Agent the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of such REO Property, to be held by the Agent subject to the terms of the Leases.

                           (AA) MAINTENANCE OF REO PROPERTY. Borrower shall cause each REO Property to be maintained in a good and safe condition and repair, subject to wear and tear and damage caused by casualty or condemnation. The Improvements and the Equipment shall not be removed, demolished or altered (except for (a) normal replacement of the Equipment or (b) pursuant to Leases in effect from time to time or (c) for removals, demolition or alterations that cost up to $250,000) without the consent of the Agent, such consent not to be unreasonably withheld or delayed. Except with respect to an Insured Casualty which shall be governed by the terms and conditions provided herein, Borrower shall (or, in the case of commercial tenants, shall cause such tenants to) promptly repair, replace or rebuild any part of such REO Property that becomes damaged, worn or dilapidated. Borrower shall or shall cause their tenants to complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of such REO Property or any part thereof, without consent of the Agent. If under applicable zoning provisions the use of all or any portion of such REO Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of the Agent, such consent not to be unreasonably withheld or delayed. Borrower shall not (i) change the use of the Land in any material respect, (ii) permit or suffer to occur any waste on or to such REO Property or to any portion thereof or (iii) take any steps whatsoever to convert such REO Property, or any portion thereof, to a condominium or cooperative form of ownership or management.

                           (BB) BORROWER'S RIGHT TO PREPAY. In the event that either (x) the Agent or any Lender intends to enter into an Assignment transaction with any real estate investment trust which has

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

                  publicly offered shares in such entity and whose principal activity is holding mortgages secured by real property (other than a repurchase agreement transaction or any other Assignment effected by a secured party foreclosing upon the Global Note in the exercise of remedies pursuant to a repurchase agreement transaction or other secured financing after a default thereunder by any Lender) or (y) the Agent shall have determined that the outstanding Principal Indebtedness is greater than 86.25% of the Market Value of the REO Properties and Mortgage Loans, the Agent or such Lender, as applicable, shall notify the Borrowers of the proposed sale or such determination. The Borrower shall have the right, in its sole discretion, to prepay the Loan pursuant to Section
                  2.6 (without payment of any Repayment Fee) in a principal amount equal to the principal amount of the proposed Assignment (in the case of clause (x) above) or the entire Principal Indebtedness (in the case of clause (y) above); PROVIDED, HOWEVER, that the Borrower shall have notified the Agent or such Lender, as applicable, in writing of its intention to prepay the Loan within five (5) Business Days of receipt of such notice and shall make such prepayment of the Loan within fifteen (15) Business Days of receipt of such notice (in the case of clause (x) above) or with ninety (90) calendar days of receipt of such notice (in the case of clause
                  (y) above). In the event the Borrower notifies the Agent or such Lender of its intention to prepay the Loan (in the case of clause (x) above) and fails to make such payment within the required time period, then the Repayment Fee on the principal amount of the proposed Assignment shall be payable on the Payment Date immediately following the end of such time period as if such prepayment had been made pursuant to Section 2.6. Failure to make the payment of the entire Principal Indebtedness on the applicable date in the case of clause (y) above shall be an immediate Event of Default.

                           (CC) CONVERSION RIGHT. The Borrower hereby acknowledges and agrees that the Agent shall have a one-time right during the term of the Loan to bifurcate the Loan into
                  (a) a senior loan secured by the first priority Liens upon all collateral (modified as necessary in connection with such bifurcation) (the "FIRST MORTGAGE LOAN") and (b) a mezzanine loan to Guarantor secured by a pledge of the entire ownership interests in the Borrower pursuant to a pledge agreement substantially in the form of EXHIBIT L (the "MEZZANINE LOAN"), PROVIDED that the effective interest rate on the First
                  Mortgage Loan and the Mezzanine Loan shall not exceed the existing rate on the Loan. The Borrower agrees that it shall, and it shall cause the Guarantor to, cooperate in all respects with the Agent in the bifurcation of the Loan (including, without limitation, amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably may be required by the Agent); PROVIDED that all reasonable costs incurred by the Borrower (including, without limitation, legal fees and expenses) in so cooperating with the Agent shall be borne by the Agent.

                           (DD)     POST-CLOSING DATE AFFIRMATIVE COVENANTS.

                                    (i)    Not  later  than   thirty  (30)  days
                           following the Closing Date, Borrower shall have delivered with respect to the Mortgaged Property referred to as "Cortez Plaza" in Bradenton, Florida to the Agent an update to the Survey provided prior to the Closing Date, which update is sufficient to remove the limited survey exception in the related Title Insurance Policy, such update to be certified to and otherwise acceptable to Agent.

                                    (ii)   Promptly  following the Closing Date,
                           Borrower shall use commercially reasonable efforts to provide to the Agent a letter from the appropriate Governmental Authority certifying that the Mortgaged Property referred to as "Cortez Plaza" in Bradenton, Florida is in compliance with all applicable zoning laws, rules and regulations.

                                    (iii)  If at any time during the term of the
                           Loan, the Lenders shall release the Guarantor from its obligations under the Guaranty of Payment, the Borrower shall, within ten (10) Business Days from the date of any such release, deliver to the Agent from counsel to Borrower and Guarantor a legal opinion addressed to the Agent and the

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                           Collateral   Agent   and  in   form   and   substance
                           satisfactory to the Agent and its counsel with respect to the non-consolidation under applicable bankruptcy laws of the Borrower and the Guarantor in the event of the bankruptcy of the Guarantor or the Principal; PROVIDED, that in the event counsel to the Borrower and the Guarantor is unable to deliver such opinion unless certain of the REO Properties are
                           released  as  Collateral  for  the  Loan,   then  the
                           Borrower shall have the right to enter into a Capital Event with an Affiliate of the Borrower with respect
                           to  such  REO  Properties  in  accordance   with  the
                           procedure set forth in SECTION 2.7(a) prior to and in order to permit the delivery of such opinion (the Agent agreeing hereby to deliver the consent to such Capital Event required under SECTION 2.7(a)).

                  (EE)     GROUND LEASES.

                  (i) Borrower shall pay, promptly when due and payable (before the commencement of any "cure" or "grace" period), all Ground Rent. Upon notice from Agent, simultaneously with the making of each and every payment of Ground Rent payable after the delivery of such notice, Borrower shall simultaneously deliver to Agent a copy of the check in the amount of such payment delivered to the payee.

                  (ii) Borrower shall perform and observe (before the commencement of any "cure" or "grace" period) all terms, covenants, and conditions that Borrower is required to perform and observe under the applicable Ground Lease and do everything necessary to preserve and to keep unimpaired and in full force and effect the applicable Ground Lease. Borrower shall not permit any Ground Lease to go into default (whether or not any cure period in the Ground Lease has expired).

                  (iii) Borrower shall enforce the obligations of the applicable lessor under each Ground Lease so that Borrower may at all times enjoy all its rights, benefits and privileges under the applicable Ground Leases.

                  (iv) Borrower shall not, without Agent's consent, cause, agree to, permit, or suffer to occur any Ground Lease Impairment. Any Ground Lease Impairment made without Agent's consent shall be null, void, and of no force or effect.

                  (v) Borrower shall not, without Agent's consent, refuse to consent or consent to any action that any lessor under a Ground Lease or any third party takes or desires to take under or with respect to any Ground Lease.

                  (vi) Borrower shall promptly deliver to Agent a copy of any notice of default or termination, or demand for performance (other than routine bills for current Ground Rent) that it receives from any lessor under a Ground Lease. Borrower shall furnish to Agent all information that Agent may request from time to time concerning the Ground Leases and Borrower's compliance with the Ground Leases. Borrower, immediately upon learning that any lessor under a Ground Lease has failed to perform the terms and provisions under any Ground Lease (including by reason of a rejection or disaffirmance or purported rejection or disaffirmance of such Ground Lease pursuant to any state or federal bankruptcy law), shall notify Agent thereof. Promptly after the Closing Date, and again promptly after execution of any amendment to the related leasehold Mortgage, Borrower shall notify the applicable Ground Lessor of the execution and delivery of the related leasehold REO Mortgage or such amendment. Such notice shall set forth, verbatim, in a form satisfactory to Agent, all provisions of the related leasehold REO Mortgage relating to Ground Lease Impairments.

                  (vii) Borrower shall promptly notify Agent of any request that any party to a Ground Lease makes for arbitration or other dispute resolution procedure pursuant to such Ground Lease and of the institution of any such arbitration or dispute resolution. Borrower hereby authorizes Agent to participate in any such arbitration or dispute resolution. Such participation may, at Agent's option, be to the exclusion of,

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         and in place of, the Borrower.  The Borrower shall promptly  deliver to
         Agent a copy of the determination of each such arbitration or dispute resolution mechanism.

                  (viii) If Agent or its designee shall acquire or obtain a New Ground Lease, then Borrower shall have no right, title or interest whatsoever in or to such New Ground Lease, or any proceeds or income arising from the estate arising under any such New Ground Lease, including from any sale or other disposition thereof. Agent or its designee shall hold such New Ground Lease free and clear of any right or claim of Borrower.

                                   ARTICLE VI.
                               NEGATIVE COVENANTS

        SECTION 6.1. NEGATIVE COVENANTS. Borrower covenants and agrees that, until payment in full of the Indebtedness, it will not do, directly or indirectly (and, as to a Transfer of interests in Borrower, no direct or indirect owner of such interests shall do), any of the following unless the Agent consents thereto in writing:

                           (A) LIENS ON THE COLLATERAL. Except as expressly permitted by or pursuant to the REO Mortgages, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Lien with respect to any Mortgage Loan or, except as expressly permitted by or pursuant to the REO Mortgages, any REO Property, except: (i) Liens in favor of the Lenders and (ii) the Permitted Encumbrances.

                           (B) OWNERSHIP AND TRANSFER. Except as expressly permitted by or pursuant to this Agreement or the REO Mortgages, own any property other than the Mortgage Loans and the REO Properties or Transfer or permit to be Transferred any Mortgage Loan or REO Property or any portion thereof or interest therein or any direct or indirect ownership interests in the Borrower.

                           (C) OTHER BORROWINGS. Incur, create, assume, become or be liable in any manner with respect to Other Borrowings, except that the Borrower may (i) with respect to an REO Property only, incur secured or unsecured indebtedness relating solely to financing of trade payables, the acquisition of goods, services and supplies (including, but not limited to reasonable attorney's fees and costs) used in the ordinary course of Borrower's business or the acquisition or leasing of Equipment used in the ordinary course of Borrower's business, to the extent that such loans or leases are ordinary and customary in the industry of operating properties similar to an REO Property, and the proceeds of which are not distributed to Borrower except as reimbursement for monies expended by Borrower to pay for trade payables, the acquisition of goods, services and supplies and to fund the financing, acquisition or leasing of such Equipment, (ii) incur loans from its members or partners or their respective Affiliates; provided that (a) such loans are subordinate to the Loan and unsecured, (b) the terms of such loans provide that such member or partner shall not take any judicial or non-judicial action to commence any foreclosure proceeding with respect thereto for so long as any of the Indebtedness remains outstanding, (c) the proceeds of such loans are used by Borrower to pay expenses (including operating expenses) or closing costs relating to an REO Property or Mortgage Loan, to fund the Account Collateral, to acquire Equipment or to make interest payments on the Loan, and (d) such loans are on terms satisfactory to the Agent on behalf of the Lenders, or (iii) incur other indebtedness previously approved by the Agent in its reasonable discretion.

                           (D) DISSOLUTION; MERGER OR CONSOLIDATION. Dissolve, terminate, liquidate, merge with or consolidate into another Person.

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                           (E)  CHANGE IN BUSINESS. Cease to be a Single-Purpose
                  Entity, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

                           (F) DEBT CANCELLATION. Cancel or otherwise forgive or release any material claim or debt owed to such Person by any other Person, except for adequate consideration or in the ordinary course of its business, or cancel or otherwise forgive or release any obligations owed under any Mortgage Loan.

                           (G) AFFILIATE TRANSACTIONS. Enter into, or be a party to, any transaction with an Affiliate of the Borrower, except in the ordinary course of business and on terms which are fully disclosed to the Agent in advance and are no less favorable to the Borrower than would be obtained in a comparable arm's length transaction with an unrelated third party.

                           (H) CREATION OF EASEMENTS. Except as expressly permitted by or pursuant to an REO Mortgage or this Agreement or required by a Mortgage Loan, create, or permit an REO Property or Mortgaged Property or any part thereof to become subject to, any easement, license or restrictive covenant, other than a Permitted Encumbrance (the Agent agreeing not to unreasonably withhold or delay any consent requested by Borrower pursuant to this Section 6.1(h)).

                           (I) MISAPPLICATION OF FUNDS. Distribute any Rents or Moneys received from Accounts in violation of the provisions of Section 2.12, or fail to deliver any security deposit to the Manager, or misappropriate any security deposit or portion thereof.

                           (J) CERTAIN RESTRICTIONS. Enter into any agreement which expressly restricts its ability to enter into amendments, modifications or waivers of any of the Loan Documents or (other than pursuant to the Loan Documents) any of the Mortgage Loans.

                           (K) ASSIGNMENT OF LICENSES AND PERMITS. Assign or transfer any of its interest in any Permits pertaining to an REO Property, or assign, transfer or remove or permit any other Person to assign, transfer or remove any records pertaining to such REO Property, except as otherwise permitted hereunder.

                           (L) PLACE OF BUSINESS. Change its chief executive office or its principal place of business without giving the Agent at least fifteen (15) days' prior written notice thereof and promptly providing the Agent such information as the Agent may reasonably request in connection therewith.

                           (M) LEASES. Enter into, amend or cancel Leases, except as permitted by or pursuant to this Agreement.

                           (N) MANAGEMENT AGREEMENT. (i) Terminate or cancel the Management Agreement except in accordance with this Agreement, (ii) consent to either the reduction of the term of or the assignment of the Management Agreement, (iii) increase or consent to the increase of the amount of any charges under the Management Agreement, or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Management Agreement in any material respect; PROVIDED, HOWEVER, that if a Management Agreement is terminated and a successor manager is not appointed to manage the REO Property within three (3) months of the date of termination, then the Agent may appoint a successor manager.

                           (O) PLANS AND WELFARE PLANS. Knowingly (i) engage in or permit any transaction in connection with which the Borrower or any ERISA Affiliate is reasonably likely to be subject to either a material civil penalty or tax assessed pursuant to Section 502(i) or 502(1) of ERISA or Section 4975 of the Code, (ii) permit any Welfare Plan to provide benefits (including, without

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

                  limitation, medical benefits (whether or not insured)), with respect to any of its current or former employees beyond his or her retirement or other termination of service other than
                  (a) coverage mandated by applicable law, (b) death or disability benefits that have been fully provided for by paid up insurance or otherwise or (c) severance benefits, (iii) permit its assets to become "plan assets", whether by operation of law or under regulations promulgated under ERISA or (iv) adopt, amend (except as may be required by applicable law or to maintain tax qualified status) or increase the amount of any benefit or amount payable under, or permit any ERISA Affiliate to adopt, amend (except as may be required by applicable law or to maintain tax qualified status) or increase the amount of any benefit or amount payable under, any Plan or Welfare Plan, except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in its benefits expense to Borrower or any ERISA Affiliate.

                           (P) COLLATERAL IMPAIRMENTS; GROUND LEASE IMPAIRMENT. Cause or permit the occurrence of any Collateral Impairment or Ground Lease Impairment.

                                  ARTICLE VII.
                                EVENT OF DEFAULT

        SECTION 7.1. EVENT OF DEFAULT. The occurrence of one or more of the following events shall be an "EVENT OF DEFAULT" hereunder:

                                        (i)      if  on  any  Payment  Date  the
                                                 Borrower   fails   to  pay  any
                                                 accrued and unpaid  interest on
                                                 the Loan or any other principal
                                                 amount  referred  to in SECTION
                                                 2.12(b) then due and payable in
                                                 accordance  with the provisions
                                                 hereof;

                                        (ii)     if  Borrower  fails  (a) to pay
                                                 the outstanding Indebtedness on
                                                 the  Maturity  Date or the fees
                                                 payable to the Collateral Agent
                                                 on  any  Payment  Date,  (b) to
                                                 deposit  into  the   Collection
                                                 Account,  the  amount  required
                                                 pursuant  to SECTION  2.7(a) or
                                                 2.7(b),  respectively or (c) to
                                                 reduce     the      outstanding
                                                 Principal  Indebtedness  by the
                                                 amount  payable on any  Payment
                                                 Date or Business  Day  pursuant
                                                 to  SECTION  2.7(a) or  2.7(b),
                                                 respectively;

                                        (iii)    if  Borrower  fails  to pay any
                                                 other amount  payable  pursuant
                                                 to this  Agreement or any other
                                                 Loan   Document  when  due  and
                                                 payable in accordance  with the
                                                 provisions  hereof or  thereof,
                                                 as the  case  may be,  and such
                                                 failure  continues for ten (10)
                                                 Business  Days  after the Agent
                                                 delivers written notice thereof
                                                 to Borrower;

                                        (iv)     if   any    representation   or
                                                 warranty  made herein or in any
                                                 other Loan Document,  or in any
                                                 report, certificate,  financial
                                                 statement or other  Instrument,
                                                 agreement or document furnished
                                                 by the  Borrower  or its member
                                                 or the  Manager  in  connection
                                                 with this  Agreement,  the Note
                                                 or  any  other  Loan   Document

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

                                                 executed  and  delivered by any
                                                 such Person,  shall be false as
                                                 of the date such representation
                                                 or warranty  was made and shall
                                                 continue to be false sixty (60)
                                                 days  after   notice  from  the
                                                 Agent;

                                        (v)      if the Borrower,  the Guarantor
                                                 or  the   general   partner  of
                                                 Borrower or Guarantor  makes an
                                                 assignment  for the  benefit of
                                                 creditors;

                                        (vi)     if a  receiver,  liquidator  or
                                                 trustee  shall be appointed for
                                                 the  Borrower or the  Guarantor
                                                 or  the   general   partner  of
                                                 Borrower or Guarantor or if the
                                                 Borrower  or the  Guarantor  or
                                                 the general partner of Borrower
                                                 or    Guarantor     shall    be
                                                 adjudicated   a   bankrupt   or
                                                 insolvent,  or if any  petition
                                                 for bankruptcy,  reorganization
                                                 or   arrangement   pursuant  to
                                                 federal  bankruptcy law, or any
                                                 similar  federal  or state law,
                                                 shall be  filed by or  against,
                                                 consented  to, or acquiesced in
                                                 by,   the   Borrower   or   the
                                                 Guarantor    or   the   general
                                                 partner    of    Borrower    or
                                                 Guarantor, or if any proceeding
                                                 for    the    dissolution    or
                                                 liquidation  of the Borrower or
                                                 the  Guarantor  or the  general
                                                 partner    of    Borrower    or
                                                 Guarantor  shall be instituted;
                                                 PROVIDED, HOWEVER, that if such
                                                 appointment,      adjudication,
                                                 petition  or   proceeding   was
                                                 involuntary  and not  consented
                                                 to  by  the   Borrower  or  the
                                                 Guarantor    or   the   general
                                                 partner    of    Borrower    or
                                                 Guarantor,  upon  the  same not
                                                 being  discharged,   stayed  or
                                                 dismissed   within  sixty  (60)
                                                 days, or if the Borrower or the
                                                 Guarantor    or   the   general
                                                 partner    of    Borrower    or
                                                 Guarantor  shall  generally not
                                                 be  paying  its  debts  as they
                                                 become due;

                                        (vii)    except in accordance  with this
                                                 Agreement,   if  the   Borrower
                                                 attempts   to   delegate    its
                                                 obligations   or   assign   its
                                                 rights  under  this  Agreement,
                                                 any of the other Loan Documents
                                                 or  any   interest   herein  or
                                                 therein,  or  if  any  Transfer
                                                 occurs;

                                        (viii)   if   any    provision   of   an
                                                 Organization          Agreement
                                                 affecting the purpose for which
                                                 the   Borrower   is  formed  is
                                                 amended or modified in a manner
                                                 which is  reasonably  likely to
                                                 have a Material Adverse Effect,
                                                 the Agent or Collateral  Agent,
                                                 or if  the  Borrower  fails  to
                                                 perform    or    enforce    the
                                                 provisions        of        the
                                                 Organizational   Agreement  and
                                                 such   failure  is   reasonably
                                                 likely   to  have  a   Material
                                                 Adverse  Effect or  attempts to
                                                 dissolve     without    Agent's
                                                 consent;

                                        (ix)     if  an  Event  of   Default  as
                                                 defined  or  described  in  the
                                                 Global Note,  the  Mortgages or
                                                 any other Loan Document  occurs
                                                 (whether as to the  Borrower or
                                                 any REO Property or any portion
                                                 thereof); or

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

                                        (x)      if a Market  Value Test Default
                                                 occurs;

                                        (xi)     if  any  Collateral  Impairment
                                                 occurs; or

                                        (xii)    if the Borrower  shall continue
                                                 to be in  Default  under any of
                                                 the other  terms,  covenants or
                                                 conditions  of this  Agreement,
                                                 the  Global  Note or the  other
                                                 Loan   Documents   (other  than
                                                 SECTION  6.1(p)),   for  thirty
                                                 (30) days after notice from the
                                                 Agent  or  its   successors  or
                                                 assigns,  in  the  case  of any
                                                 other Default (unless otherwise
                                                 provided   herein  or  in  such
                                                 other Loan Document); PROVIDED,
                                                 HOWEVER,     that    if    such
                                                 non-monetary     Default     is
                                                 susceptible  of cure but cannot
                                                 reasonably be cured within such
                                                 thirty  (30) day period and the
                                                 Borrower  shall have  commenced
                                                 to  cure  such  Default  within
                                                 such thirty (30) day period and
                                                 thereafter    diligently    and
                                                 expeditiously  proceeds to cure
                                                 the same,  such thirty (30) day
                                                 period shall be extended for an
                                                 additional   reasonable  period
                                                 not to exceed  sixty  (60) days
                                                 in total.

then, upon the occurrence of any such Event of Default and at any time thereafter, the Agent or any Lender or its successors or assigns, may, in addition to any other rights or remedies available to it pursuant to this Agreement, the Global Note and the other Loan Documents, or at law or in equity, take such action, without further notice or demand, as the Agent or any Lender or its successors or assigns, deems advisable to protect and enforce its rights against Borrower and in and to all or any portion of any Collateral (including, without limitation, declaring the entire Indebtedness to be immediately due and payable) and may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against the Borrower and/or any Collateral (including, without limitation, all rights or remedies available at law or in equity).

                  Notwithstanding anything to the contrary herein or in the other Loan Documents, if a Default or Event of Default shall occur hereunder or under another Loan Document because a representation, warranty, affirmative covenant, negative covenant or other provision hereunder or thereunder shall be breached or violated as it affects a particular REO Property or Mortgage Loan,
(x) such Default or Event of Default may be cured, (y) any related acceleration of the Loan shall be rescinded and (z) any other remedy relating to such Default or Event of Default, other than any indemnification to which an Indemnified Party may be entitled hereunder, shall cease to apply upon the Borrower causing a Capital Event with respect to such REO Property or Mortgage Loan to occur and the payment to the Collection Account of the Release Price of such REO Property or Mortgage Loan, in which event all Liens on such REO Property or Mortgage Loan and the Collateral related thereto created hereunder or under the other Loan Documents shall be deemed to be released and terminated. Such a Capital Event shall occur within 30 Business Days of any acceleration of the Loan. The only condition precedent to the Borrower's right to cause such Capital Event to occur shall be the payment of the Release Price as set forth above in this paragraph.

        SECTION 7.2.       REMEDIES.
                                        (a)      Upon the occurrence of an Event
                                                 of  Default,  all or any one or
                                                 more  of  the  rights,  powers,
                                                 other remedies available to the
                                                 Agent  or the  Lenders  against
                                                 Borrower  or any  other  Person
                                                 under   this   Agreement,   the
                                                 Global Note or any of the other
                                                 Loan  Documents or at law or in
                                                 equity  may  be   exercised  by
                                                 Lenders  at any  time  and from
                                                 time to  time,  whether  or not
                                                 all  or  any   portion  of  the
                                                 Indebtedness  shall be declared
                                                 due and payable, and whether or
                                                 not  the   Agent   shall   have
                                                 commenced    any    foreclosure
                                                 proceeding  or other action for
                                                 the  enforcement  of its rights
                                                 and  remedies  under any of the
                                                 Loan  Documents with

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

                                                 respect  to all or any  portion
                                                 of  the  Collateral.  Any  such
                                                 actions   taken  by  the  Agent
                                                 shall   be    cumulative    and
                                                 concurrent  and may be  pursued
                                                 independently,          singly,
                                                 successively,    together    or
                                                 otherwise,  at such time and in
                                                 such  order  as the  Agent  may
                                                 determine     in    its    sole
                                                 discretion,   to  the   fullest
                                                 extent    permitted   by   law,
                                                 without  impairing or otherwise
                                                 affecting  the other rights and
                                                 remedies  of the  Agent and the
                                                 Lenders   permitted   by   law,
                                                 equity  or  contract  or as set
                                                 forth  herein  or in the  other
                                                 Loan Documents.

                                        (b)      In the event of the foreclosure
                                                 or other action by the Agent or
                                                 any  Lender  to   enforce   its
                                                 remedies in connection with all
                                                 or  any   portion  of  the  REO
                                                 Properties,   the  Agent  shall
                                                 apply all Net Proceeds received
                                                 to repay  the  Indebtedness  in
                                                 accordance  with  SECTION  2.8,
                                                 the   Indebtedness   shall   be
                                                 reduced  to the  extent of such
                                                 Net Proceeds and the  remaining
                                                 portion  of  the   Indebtedness
                                                 shall  remain  outstanding  and
                                                 secured by the Loan  Documents,
                                                 it being  understood and agreed
                                                 by  the   Borrower   that   the
                                                 Borrower is liable,  subject to
                                                 SECTION 8.24, for the repayment
                                                 of  all  the  Indebtedness  and
                                                 that any  "excess"  foreclosure
                                                 proceeds   are   part   of  the
                                                 cross-collateralized        and
                                                 cross-defaulted        security
                                                 granted  to the  Agent  for the
                                                 benefit of the Lenders pursuant
                                                 to    the    Loan    Documents;
                                                 PROVIDED,   HOWEVER,  that  the
                                                 Global  Note shall be deemed to
                                                 have been  accelerated  only to
                                                 the extent of the Net  Proceeds
                                                 actually received by Agent with
                                                 respect to the  Collateral  and
                                                 applied  in  reduction  of  the
                                                 Indebtedness  evidenced  by the
                                                 Global Note in accordance  with
                                                 the  provisions  of the  Global
                                                 Note, after payment by Borrower
                                                 of all  Transaction  Costs  and
                                                 costs of enforcement.

                                        (c)      Upon the  occurrence and during
                                                 the continuance of any Event of
                                                 Default,  Agent  shall have the
                                                 right, in addition to any other
                                                 rights  or  remedies  of  Agent
                                                 hereunder  or under  the  other
                                                 Loan  Documents,  but  not  the
                                                 obligation,  in its own name or
                                                 in the  name  of  Borrower,  to
                                                 enter into possession of all or
                                                 any    portion   of   the   REO
                                                 Properties, to perform all work
                                                 necessary   to   complete   the
                                                 construction,   reconstruction,
                                                 maintenance  or  renovation  of
                                                 the   REO   Properties   or  to
                                                 operate  all or any  portion of
                                                 the  REO   Properties   and  to
                                                 employ   watchmen   and   other
                                                 safeguards  to protect  the REO
                                                 Properties.   Borrower   hereby
                                                 appoints     Agent    as    its
                                                 attorney-in-fact,    if   Agent
                                                 elects  to do so,  at any  time
                                                 upon the  occurrence and during
                                                 the continuance of any Event of
                                                 Default,  (i) to use such  sums
                                                 as are  necessary  to make such
                                                 alteration,     repairs     and
                                                 renovations   to   all  or  any
                                                 portion  of the REO  Properties
                                                 and to employ such  architects,
                                                 engineers  and  contractors  as
                                                 may be required for the purpose
                                                 of completing any construction,
                                                 reconstruction,  maintenance or
                                                 renovation   of   all   or  any
                                                 portion  of the REO  Properties
                                                 or for the operation of the REO
                                                 Properties   or   any   portion
                                                 thereof,  (iii) to endorse  the
                                                 name of  Borrower on any checks
                                                 or drafts representing proceeds
                                                 of the  insurance  policies  or
                                                 condemnation  awards,  or other
                                                 checks or  instruments  payable
                                                 to the Borrower with respect to
                                                 the REO

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                                                 Properties,  (iv)  to do  every
                                                 act   with   respect   to   the
                                                 alteration,      repair      or
                                                 renovation     of    or     the
                                                 construction,           repair,
                                                 maintenance  and  operation  of
                                                 the  REO   Properties   or  any
                                                 portion  thereof which Borrower
                                                 otherwise  may  do,  and (v) to
                                                 prosecute  or defend any action
                                                 or  proceeding  incident to the
                                                 REO       Properties.       The
                                                 power-of-attorney       granted
                                                 hereby is a power  coupled with
                                                 an interest and is irrevocable.
                                                 Agent shall have no  obligation
                                                 to   undertake   any   of   the
                                                 foregoing actions, but if Agent
                                                 should do so, it shall  have no
                                                 liability  to Borrower  for the
                                                 sufficiency  or adequacy of any
                                                 such  actions  taken by  Agent,
                                                 except    with    respect    to
                                                 liability  arising from Agent's
                                                 gross    negligence,    willful
                                                 misconduct or failure to comply
                                                 with    Legal     Requirements.
                                                 Notwithstanding  the foregoing,
                                                 it is expressly understood that
                                                 Agent  assumes no  liability or
                                                 responsibility      for     (i)
                                                 performance  of any  duties  of
                                                 the Borrower hereunder or under
                                                 any of the  Loan  Documents  or
                                                 (ii)    any    other    matters
                                                 pertaining  to control over the
                                                 management  and  affairs of the
                                                 Borrower,   nor  by  any   such
                                                 action shall Agent be deemed to
                                                 create a  partnership  or joint
                                                 venture with the Borrower.

        SECTION 7.3. REMEDIES CUMULATIVE. The rights, powers and remedies of the Agent or any Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which the Agent or any Lender may have against Borrower or any other Person pursuant to this Agreement or any of the other Loan Documents or existing at law or in equity or otherwise. The Agent or any Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as the Agent may determine in the Agent's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon. Notwithstanding any other provision of this Agreement, the Agent for the benefit of the Lenders reserves the right to seek a deficiency judgment or preserve a deficiency claim, in connection with the foreclosure of an REO Mortgage on any of the REO Property, to the extent necessary to foreclose on other parts of the Collateral.

        SECTION 7.4. DEFAULT ADMINISTRATION FEE. At any time after an Event of Default shall have occurred and has been continuing for thirty (30) days, as reimbursement and compensation for the additional internal expenditures, administrative expenses, fees and other costs associated with actions to be taken in connection with such Event of Default, and regardless of whether the Agent shall have commenced the exercise of any remedies pursuant to
Section 7.2, the Default Administration Fee shall be payable by Borrower to the Agent for the benefit of the Lenders upon demand; provided, that the Default Administration Fee and interest thereon shall not be payable in connection with any repayment or prepayment of the Principal Indebtedness after the occurrence of such Event of Default and prior to its cure, in the event the Borrower shall be paying the Repayment Fee together with such repayment or prepayment.

        SECTION 7.5. WAIVER OF AUTOMATIC STAY. IN THE EVENT THE BORROWER OR ITS MEMBER SHALL (i) FILE A PETITION WITH ANY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER THE BANKRUPTCY CODE, (ii) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE, (iii) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR

STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF, (iv) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR FOR ALL OR SUBSTANTIALLY ALL OF ITS ASSETS, OR (v) BE THE SUBJECT OF ANY ORDER, JUDGMENT, OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST THE BORROWER OR ANY MEMBER FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE LAW RELATING TO BANKRUPTCY, INSOLVENCY OR REORGANIZATION FOR THE BORROWER OR ITS MEMBER, THEN, AGENT SHALL THEREUPON BE ENTITLED TO OBTAIN AND THE BORROWER OR ITS MEMBER, AS THE CASE MAY BE, TO THE FULLEST EXTENT PERMITTED BY LAW, IRREVOCABLY AND UNCONDITIONALLY CONSENT TO GRANT AGENT IMMEDIATE RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES WHICH WOULD OTHERWISE BE AVAILABLE TO AGENT AS PROVIDED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS AND AS OTHERWISE PROVIDED BY LAW, AND BORROWER AND THE MEMBER, AS THE CASE MAY BE, TO THE EXTENT PERMITTED BY LAW, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE THEIR RIGHT TO OBJECT TO SUCH RELIEF.

                                 ARTICLE VIII.
                                 MISCELLANEOUS

        SECTION 8.1. SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement, the making by the initial Lender of the Loan hereunder and the execution and delivery by Borrower to the initial Lender of the Global Note, and shall continue in full force and effect so long as any portion of the Indebtedness is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective successors and assigns of the Agent and each Lender. Nothing in this Agreement or in any other Loan Document, express or implied, shall give to any Person other than the parties and the holder of the Global Note and the other Loan Documents, and their legal representatives, successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

        SECTION 8.2. AGENT'S DISCRETION. Whenever pursuant to this Agreement, Lenders exercise any right given to approve or disapprove, or any arrangement or term is to be satisfactory to the Agent, the decision of the Agent to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of the Agent and shall be final and conclusive.

        SECTION 8.3.       GOVERNING LAW.
                                        (a)      This  Agreement was  negotiated
                                                 in New  York,  and  made by the
                                                 Lenders    and    accepted   by
                                                 Borrower  in the  State  of New
                                                 York,  and the  proceeds of the
                                                 Note delivered  pursuant hereto
                                                 were  disbursed  from New York,
                                                 which State the  parties  agree
                                                 has a substantial  relationship
                                                 to  the   parties  and  to  the
                                                 underlying transaction embodied
                                                 hereby,  and  in  all  respects
                                                 (including, without limitation,
                                                 matters    of     construction,
                                                 validity and performance), this
                                                 Agreement  and the  obligations
                                                 arising   hereunder   shall  be
                                                 governed  by, and  construed in
                                                 accordance  with,  the  laws of
                                                 the    State    of   New   York
                                                 applicable  to  contracts
                                                 made  and   performed  in  such
                                                 State and any applicable law of
                                                 the United States of America.

                                        (b)      Any  legal   suit,   action  or
                                                 proceeding  against the Lenders
                                                 or  Borrower  arising out of or
                                                 relating   to  this   Agreement
                                                 shall  be   instituted  in  any
                                                 federal  or state  court in New
                                                 York, New York. Borrower hereby
                                                 (i) irrevocably  waives, to the
                                                 fullest  extent   permitted  by
                                                 applicable  law, any  objection
                                                 which  it may now or  hereafter
                                                 have to the  laying of venue of
                                                 any  such   suit,   action   or
                                                 proceeding  brought  in  such a
                                                 court  and any  claim  that any
                                                 such proceeding brought in such
                                                 a court has been  brought in an
                                                 inconvenient  forum,  and  (ii)
                                                 irrevocably   submits   to  the
                                                 jurisdiction  of any such court
                                                 in any  such  suit,  action  or
                                                 proceeding.

        SECTION 8.4. MODIFICATION, WAIVER IN WRITING. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Global Note or any other Loan Document, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

        SECTION 8.5. DELAY NOT A WAIVER. Neither any failure nor any delay on the part of any Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Global Note, or of any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Global Note or any other Loan Document, each Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Global Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

        SECTION 8.6. NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed if to Agent at its address set forth on the first page hereof, Attention: David Vadon, if to Collateral Agent at its address set forth on the first page hereof, and if to the Borrower at its address set forth on the first page hereof, or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this SECTION 8.6. A copy of all notices, consents, approvals and requests directed to the Agent shall be delivered to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Brian Krisberg, Esq.; a copy of all notices, consents, approvals and requests directed to Borrower shall be delivered to (i) Ocwen Capital Corporation, 1675 West Palm Beach Lakes Blvd., Suite 1002, West Palm Beach, Florida 33401, Attention: Secretary, phone no.: (561) 682-8000; fax no.:
(561) 682-9177, (ii) Ocwen Capital Corporation, 1675 West Palm Beach Lakes Blvd., Suite 900, West Palm Beach, Florida 33401, Attention: Mark S. Zeidman, phone no.: (561) 682-8600; fax no.: (561) 682-8174 and (iii) Gibson, Dunn &
Crutcher LLP,  Jamboree Center,  4 Park Plaza,  Irvine,  California  92614-8557,
Attention: Karen Clark, Esq., phone no.: (714) 451-3868; fax no.: (714) 475-4628; and a copy of all notices, consents, approvals and requests directed to Collateral Agent shall be delivered to Collateral Agent at its address set forth on the first page hereof, Attention: Thomas F. Quinlan, Jr. A notice shall be deemed to have been given: in

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

the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or two Business Days after mailing; or in the case of expedited prepaid delivery and telecopy, on the Business Day after the same was sent. A party receiving a notice which does not comply with the technical requirements for notice under this SECTION 8.6 may elect to waive any deficiencies and treat the notice as having been properly given.

        SECTION 8.7. TRIAL BY JURY. BORROWER, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT, THE GLOBAL NOTE OR THE OTHER LOAN DOCUMENTS.

        SECTION 8.8. HEADINGS. The Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

        SECTION 8.9. ASSIGNMENT. Borrower may not sell, assign or transfer any interest in the Loan Documents or any portion thereof (including, without limitation, its rights, title, interests, remedies, powers and duties hereunder and thereunder) without Agent's prior written consent. Each Lender shall have the right, without the consent of Borrower, to assign or participate this Agreement and/or any of the other Loan Documents and the obligations hereunder to any Person (including, without limitation, in connection with a securitization transaction of the Global Note, either alone or together with other debt instruments). In the case of an Assignment by any Lender, (a) the assignee shall have, to the extent of such Assignment, the same rights, benefits and obligations as it would have if it were the original "Lender" hereunder and
(b) upon any such substitution of any Lender, a replacement or addition "Lender signature page" shall be executed by Lender and attached to this Agreement and thereupon become a part of this Agreement. Each potential assignee or participant lender shall be required to sign a confidentiality agreement, which shall provide for protection of all proprietary and confidential information of Borrower and Guarantor. Subject to the preceding sentence, each participating lender shall be entitled to receive all information received by the Agent under this Agreement. The Borrower shall keep confidential to the same extent as such potential assignee or participant lender shall have agreed in such confidentiality agreement all information relating to such proposed Assignment or Participation and the identity of such potential assignee or participant. Notwithstanding anything in this Agreement to the contrary, after an Assignment by any Lender, the "Lender" (prior to the Assignment) shall continue to have the benefits of any rights or indemnifications and shall continue to have the obligations contained herein which such Lender had during the period such party was "Lender" hereunder.

        SECTION 8.10. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        SECTION 8.11. PREFERENCES. The Lenders shall have no obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Global Note or any other Loan Document. The Lenders shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder, PROVIDED that such application or reapplication is performed by the Lenders in accordance with the terms of this Agreement or any other applicable Loan Document. To the extent the Borrower makes a payment or payments to any Lender for the Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by such Lender.

        SECTION 8.12. WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from any Lender or Collateral Agent except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provides for the giving of notice by such Lender and/or Collateral Agent to Borrower and except with respect to matters for which Borrower are not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from any Lender and Collateral Agent with respect to any matter for which this Agreement or the other Loan Documents does not specifically and expressly provide for the giving of notice by such Lender or Collateral Agent to Borrower.

        SECTION 8.13. FAILURE TO CONSENT. If the Borrower shall seek the approval by or consent of the Agent or the Lenders hereunder or under the Global Note, or any of the other Loan Documents and the Agent or the Lenders shall fail or refuse to give such consent or approval, the Borrower shall not be entitled to any damages for any withholding or delay of such approval or consent by the Agent or the Lenders, it being intended that the Borrower's sole remedy shall be to bring an action for an injunction or specific performance which remedy for injunction or specific performance shall be available only in those cases where the Agent has expressly agreed hereunder or under the Global Note or under any of the other Loan Documents not to unreasonably withhold or delay its consent or approval.

        SECTION 8.14. EXHIBITS INCORPORATED. The information set forth on the cover, heading and recitals hereof, and the Exhibits attached hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

        SECTION 8.15. OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of any Lender's interest in and to this Agreement, the Global Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to this Agreement, the Global Note and the other Loan Documents which Borrower may otherwise have against any assignor or this Agreement, the Global Note and the other Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Agreement, the Global Note and other Loan Documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

        SECTION 8.16. NO JOINT VENTURE OR PARTNERSHIP. Borrower and each Lender intend that the relationship created hereunder be solely that of borrower and lender. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and any Lender nor to grant any Lender any interest in the Collateral other than that of mortgagee or lender.

        SECTION 8.17. WAIVER OF MARSHALLING OF ASSETS DEFENSE. To the fullest extent Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, and others with interests in Borrower, and of the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agree not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of any Lender under the Loan Documents to a sale of any Collateral for the collection of the Indebtedness without any prior or different resort for collection, or the right of any Lender to the payment of the Indebtedness out of the Net Proceeds of the Collateral in preference to every other claimant whatsoever.

        SECTION 8.18.      RESERVED.

        SECTION 8.19. CONFLICT; CONSTRUCTION OF DOCUMENTS. In the event of any conflict between the provisions of this Agreement and the provisions of the Global Note or any of the other Loan Documents, the provisions of this Agreement shall prevail. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

        SECTION 8.20. BROKERS AND FINANCIAL ADVISORS. Borrower and the initial Lender hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Subject to the preceding sentence, Borrower and initial Lender hereby agree to indemnify and hold the other and Collateral Agent harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 8.20 shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

        SECTION 8.21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        SECTION 8.22. ESTOPPEL CERTIFICATES. Borrower and each Lender hereby agree at any time and from time to time upon not less than fifteen (15) days prior written notice by Borrower or such Lender to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the knowledge of such certifying party, any Default or Event of Default has occurred and is then continuing, and, if so, specifying each such Default or Event of Default; PROVIDED, HOWEVER, that it shall be a condition precedent to any Lender's obligation to deliver the statement pursuant to this Section 8.22, that such Lender shall have received, together with Borrower's request for such statement, an Officer's Certificate stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

        SECTION 8.23. PAYMENT OF EXPENSES. Borrower shall pay all Transaction Costs, which shall include, without limitation, (a) reasonable out-of-pocket costs and expenses of Lenders in connection with (i) the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, (ii) the creation, perfection or protection of Lenders' Liens in the Collateral both prior to and following the Closing Date (including, without limitation, fees and expenses for title and lien searches or amended or replacement REO Mortgages, UCC Financing Statements or Collateral Security Instruments, title insurance premiums and filing and recording fees, third party due diligence expenses for the REO Properties and Mortgaged Properties plus travel expenses, accounting firm fees, costs of the Appraisals, Environmental Reports (and an environmental consultant), and the Engineering Reports), (iii) the negotiation, preparation, execution and delivery of any amendment, waiver or consent relating to any of the Loan Documents and
(iv) the preservation of rights under and enforcement of the Loan Documents and the documents and instruments referred to therein, including any restructuring or rescheduling of the Indebtedness, (b) the reasonable fees, expenses and disbursements of counsel to Lenders in connection with all of the foregoing, (c) all fees and expenses of Collateral Agent and its counsel and (d) any Lender's reasonable out-of-pocket travel expenses in connection with site visits contemplated in this Agreement.

        SECTION 8.24. NONRECOURSE. Anything contained herein, in the Global Note or in any other Loan Document to the contrary notwithstanding, no recourse shall be had for the payment of the principal or interest on the Global Note or for any other Indebtedness, obligation or liability hereunder or under any other Loan Document or for any claim based hereon or thereon or otherwise in respect hereof or thereof against (i) any partner, agent, contractor, director, officer, member, consultant, manager, stockholder, subscriber to capital stock, incorporator, beneficiary, participant, trustee or advisor of the Borrower, any partner or member in the Borrower, or any partner or member therein; (ii) any legal representative, heir, estate, successor or assign of any thereof; (iii) any corporation (or any officer, director, employee or shareholder thereof), limited liability company (or member thereof), partnership (or any partner thereof), individual or entity to which any ownership interest in the Borrower shall have been directly or indirectly transferred; (iv) any purchaser of any asset of the Borrower; or (v) any other Person (except the Borrower), for any deficiency or other sum owing with respect to the Global Note or any other Indebtedness, obligation or liability or arising under this Agreement or any Loan Document. It is understood that neither the Global Note nor any other Indebtedness, obligation or liability under or with respect to this Agreement and any other Loan Document may be enforced against any Person described in clauses (i) through (v) above; PROVIDED, HOWEVER, that the foregoing provisions of this paragraph shall not:

                                        (1)      prevent    recourse    to   the
                                                 Borrower,   any  Collateral  or
                                                 other assets  encumbered by the
                                                 REO  Mortgages,  any Collateral
                                                 Security   Instrument   or  any
                                                 other  instrument  or  document
                                                 granting    the   Lenders   any
                                                 security   interest   or   lien
                                                 pursuant to the Loan Documents;

                                        (2)      in  the  event  of  any  actual
                                                 fraud,     misapplication    or
                                                 misappropriation  of  funds  or
                                                 intentional  misrepresentation,
                                                 estop the Agent or the  Lenders
                                                 from instituting or prosecuting
                                                 a legal action or proceeding or
                                                 otherwise    making   a   claim
                                                 against  the  Person or Persons
                                                 committing  such actual  fraud,
                                                 misapplying or misappropriating
                                                 such   funds  or  making   such
                                                 intentional  misrepresentation,
                                                 or the recipient or beneficiary
                                                 of such fraud,  misapplication,
                                                 misappropriation or intentional
                                                 misrepresentation,  whether  or
                                                 not such  Person,  recipient or
                                                 beneficiary,   is  any   Person
                                                 described    in   CLAUSES   (i)
                                                 through  (v) above  for  losses
                                                 relating  to  or  arising  from
                                                 such       actual        fraud,
                                                 misapplication,
                                                 misappropriation or intentional
                                                 misrepresentation;

                                        (3)      have     any      applicability
                                                 whatsoever    to   the   Pledge
                                                 Agreement,   the   Guaranty  of
                                                 Payment  or  the   Guaranty  of
                                                 Non-Recourse Obligations or the
                                                 liability    of   the   parties
                                                 thereunder;

                                        (4)      prevent    recourse    to   the
                                                 Borrower or the Guarantor  (but
                                                 not  any of the  other  Persons
                                                 described    in   CLAUSES   (i)
                                                 through (v) above) with respect
                                                 to the breach of any  provision
                                                 in the Environmental  Indemnity
                                                 Agreement  or  this   Agreement
                                                 concerning  Environmental Laws,
                                                 Hazardous  Substances  and  any
                                                 indemnification of the Agent or
                                                 any Lender with respect thereto
                                                 contained in either document;

                                        (5)      constitute a waiver, release or
                                                 discharge  of any  indebtedness
                                                 or obligation  evidenced by the
                                                 Global  Note or  secured by the
                                                 Loan  Documents,  and the  same
                                                 shall  continue  until  paid or
                                                 discharged in full; or

                                        (6)      apply with respect to the right
                                                 of the  Lenders  after an Event
                                                 of Default to recover  security
                                                 deposits    received   by   the
                                                 Borrower    or    any    Person
                                                 described    in   CLAUSES   (i)
                                                 through  (v) above (or that the
                                                 Borrower    or   such    Person
                                                 received   credit   for)   from
                                                 tenants   and  not   previously
                                                 refunded or turned over.

                                  ARTICLE IX.
                                   THE AGENT

        SECTION 9.1. APPOINTMENT. POWERS AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in
SECTION 9.5 and the first sentence of Section 9.6 hereof shall include reference to its Affiliates and its own and its Affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender;
(b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Global Note or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of their obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

        SECTION 9.2. RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in
refraining  from  acting,   hereunder  or  thereunder  in  accordance
with the instructions given by all of the Lenders, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

        SECTION 9.3. DEFAULTS. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to SECTION 9.7 hereof) take such action with respect to such Default or Event of Default as shall be directed by all Lenders, PROVIDED that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of all of the Lenders.

        SECTION 9.4. RIGHTS AS A LENDER. With respect to the Loan made by it, the Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of business with the Borrower or any of its Affiliates as if it were not acting as the Agent, and the Agent and its Affiliates may accept fees and other consideration from the Borrower or such Affiliate for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

        SECTION 9.5. INDEMNIFICATION. The Lenders agree to indemnify the Agent (to the extent not reimbursed under SECTION 5.1(J), but without limiting the obligations of Borrower under said SECTION 5.1(J)) ratably in accordance with their respective portion of the Loan, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrower is obligated to pay under SECTION 5.1(J)), but excluding, unless a Default or Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

        SECTION 9.6. NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and their Affiliates and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Loan Document. The Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any of the other Loan Documents or to inspect the properties or books of Borrower or any of their Affiliates. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or any of their Affiliates that may come into the possession of the Agent or any of its Affiliates.

        SECTION 9.7. FAILURE TO ACT. Except for action expressly required of the Agent hereunder and under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under SECTION 9.5 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

        SECTION 9.8. RESIGNATION OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign upon giving notice thereof to the Lenders and the Borrower; PROVIDED, HOWEVER, that such resignation shall not be effective until such time as the successor Agent is in place. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, that shall be a sophisticated financial institution. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

        SECTION 9.9. AGENCY FEE. Each Lender will pay to the Agent an agency fee as may be agreed upon between such Lender and the Agent. Borrower shall not be liable for the payment of such fee.

        SECTION 9.10. CONSENTS UNDER LOAN DOCUMENTS. The Agent may consent to any modification, supplement or waiver under any of the Loan Documents; PROVIDED that, without the prior consent of each Lender, the Agent shall not release any Collateral or otherwise terminate any Lien under any Loan Document providing for collateral security, or agree to additional obligations being secured by such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the Indebtedness), except that no such consent shall be required, and the Agent is hereby authorized, to release any Lien covering Collateral that is the subject of a disposition permitted hereunder.

        SECTION 9.11. NOTICES, REPORTS AND OTHER COMMUNICATIONS. The Agent shall provide, at its expense, copies of each notice, report, document, correspondence or other written communication delivered to the Agent by Borrower or any Affiliate of Borrower pursuant to any Loan Document, to each Lender identified in such notice, report, document, correspondence or other written communication or reasonably determined by the Agent to be entitled thereto or affected thereby, as soon as practicable after the Agent's receipt thereof.

                                   ARTICLE X.
                                    WAIVERS

        SECTION 10.1. WAIVER OF SUBROGATION AND CONTRIBUTION. Until all amounts due under the Loan Documents are paid in full, each Borrower hereby absolutely and irrevocably waives any and all (a) rights which it may have or may now or hereafter acquire by way of subrogation, reimbursement or indemnity against any Borrower by virtue of any' action taken by Agent with respect to any of its rights or remedies under any of the Loan Documents or otherwise (including, without limitation, by reason of any payments made by any Borrower with respect to the Note), and (b) other claims or rights against any Borrower relating to this Agreement, the Loan Documents or any of the obligations of any Borrower to Lender.

                  EACH BORROWER ACKNOWLEDGES AND AGREES THAT PURSUANT TO THE FOREGOING PARAGRAPH, IT HAS WAIVED, AMONG OTHER SPECIFIC RIGHTS GRANTED TO IT AT LAW OR IN EQUITY, ITS RIGHTS, IF ANY, TO SUBROGATION, REIMBURSEMENT AND/OR INDEMNITY AGAINST EACH OF THE OTHER BORROWERS. SUCH WAIVER INCLUDES, WITHOUT LIMITATION, A WAIVER OF EACH BORROWER'S RIGHTS THROUGH SUBROGATION, AFTER PAYMENT OF ITS OBLIGATIONS UNDER ANY OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE APPLICATION OF SUCH PAYMENT BY AGENT TO THE INDEBTEDNESS EVIDENCED BY ANY NOTE(S) WITH RESPECT TO WHICH IT IS NOT THE MAKER, TO BE SUBSTITUTED IN PLACE OF AGENT WITH RESPECT TO THE OBLIGATIONS OF SUCH OTHER BORROWER SUCH THAT IT COULD SUCCEED TO AGENT'S RIGHTS, REMEDIES AND/OR SECURITY RELATING TO SUCH OBLIGATIONS AND ASSERT A CLAIM AGAINST SUCH OTHER BORROWER. CERTAIN AUTHORITIES HAVE DETERMINED THAT, IN THE ABSENCE OF AN EFFECTIVE WAIVER, PARTICULAR ACTIONS OF A LENDER THAT IMPAIR OR DESTROY A GUARANTOR'S OR OTHER SURETY'S SUBROGATION RIGHTS COULD PROVIDE SUCH GUARANTOR OR OTHER SURETY WITH A DEFENSE TO THE PAYMENT AND PERFORMANCE OF ITS OBLIGATIONS UNDER ITS GUARANTY OR OTHER SURETY
OBLIGATION. BY WAY OF EXAMPLE, BUT NOT OF LIMITATION, COURTS HAVE HELD THAT, ABSENT AN EFFECTIVE WAIVER, A GUARANTOR OR OTHER SURETY MAY BE EXONERATED FROM ITS OBLIGATIONS UNDER A GUARANTY OR OTHER SURETY OBLIGATION, AS APPLICABLE, IF A LENDER COMPROMISES OR EXTINGUISHES THE GUARANTOR'S OR OTHER SURETY'S, AS THE CASE MAY BE, SUBROGATION RIGHTS BY ELECTING TO FORECLOSE NON-JUDICIALLY, BY POWER OF SALE, ON REAL PROPERTY SECURITY THEREBY INVOKING THE DEFICIENCY BAR OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 580D. EACH BORROWER AGREES THAT SUCH DEFENSES ARE INAPPLICABLE IN LIGHT OF ITS IRREVOCABLE WAIVER OF SUBROGATION, REIMBURSEMENT AND/OR INDEMNITY RIGHTS AGAINST EACH OTHER BORROWER SET FORTH IN THE FOREGOING PARAGRAPH AND THAT NO ACTION BY AGENT IN ENFORCING ITS RIGHTS AND REMEDIES AGAINST SUCH OTHER BORROWER OR OTHERWISE MAY COMPROMISE OR EXTINGUISH SUCH RIGHTS BECAUSE EACH SUCH RIGHT HAS BEEN IRREVOCABLY WAIVED BY IT HEREUNDER. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS BEEN NOTIFIED OF THE NATURE OF ALL OF ITS RIGHTS AND DEFENSES AS A GUARANTOR OR SURETY AND HAS KNOWINGLY AND WITH THE ADVICE OF LEGAL COUNSEL WAIVED SUCH RIGHTS AND DEFENSES AS SET FORTH HEREIN. EACH OF THE WAIVERS CONTAINED HEREIN WERE SEPARATELY BARGAINED FOR.

INITIALS:  __________   ___________   ___________

        SECTION 10.2.      OBLIGATIONS INDEPENDENT: WAIVERS.
                                        (i)      Each  Borrower  agrees that (i)
                                                 its obligations and liabilities
                                                 under    each   of   the   Loan
                                                 Documents  to  which  it  is  a
                                                 party are joint and several and
                                                 are   independent   of  and  in
                                                 addition to the undertakings of
                                                 any other Borrower  pursuant to
                                                 the  Loan  Documents  to  which
                                                 such other Borrower is a party,
                                                 any Note(s) made and  delivered
                                                 by  such  other   Borrower   in
                                                 connection   therewith  or  any
                                                 other collateral security given
                                                 to  secure  the  same,  (ii)  a
                                                 separate  action may be brought
                                                 to enforce  the  provisions  of
                                                 such Loan Documents whether any
                                                 other  Borrower  is a party  in
                                                 any such  action or not,  (iii)
                                                 Agent may at any time,  or from
                                                 time  to  time,   in  its  sole
                                                 discretion,   (a)   extend   or
                                                 change   the  time  of  payment
                                                 and/or  performance  and/or the
                                                 manner,   place   or  terms  of
                                                 payment  and/or  performance of
                                                 all or  any of the  obligations
                                                 secured
                                                 by  such  Loan  Documents;  (b)
                                                 exchange,     release    and/or
                                                 surrender  all  or  any  of the
                                                 collateral  security,   or  any
                                                 part  thereof,   by  whomsoever
                                                 deposited,  which is now or may
                                                 hereafter  be held by  Agent in
                                                 connection  with  all or any of
                                                 such   obligations;   (c)  sell
                                                 and/or purchase all or any such
                                                 collateral at public or private
                                                 sale, or at any broker's board,
                                                 in the manner  permitted by law
                                                 and  after  giving  any  notice
                                                 which  may  be  required,   and
                                                 after  deducting  all costs and
                                                 expenses   of  every  kind  for
                                                 collection,  sale or  delivery,
                                                 the net  proceeds  of any  such
                                                 sale may be  applied  by Lender
                                                 upon   all  or   any  of   such
                                                 obligations;  and (d) settle or
                                                 compromise   with  such   other
                                                 Borrower,   and/or   any  other
                                                 person liable thereon,  any and
                                                 all of such obligations, and/or
                                                 subordinate   the   payment  of
                                                 same, or any part  thereof,  to
                                                 the  payment of any other debts
                                                 or  claims,  which  may  at any
                                                 time be due or  owing  to Agent
                                                 and/or  any  other   person  or
                                                 corporation,   and  (iv)  Agent
                                                 shall be under no obligation to
                                                 marshal  any assets in favor of
                                                 any Borrower,  or in payment of
                                                 any or all of such Obligations.

                                        (ii)     Except  as  expressly  required
                                                 herein  or in  the  other  Loan
                                                 Documents, each Borrower hereby
                                                 waives (i) presentment, demand,
                                                 protest,  notice of acceptance,
                                                 notice of  dishonor,  notice of
                                                 nonperformance  and  any  other
                                                 notice  with  respect to any of
                                                 the obligations  secured by any
                                                 of the Loan  Documents to which
                                                 it   is  a   party   and   this
                                                 Agreement,  and  promptness  in
                                                 commencing   suit  against  any
                                                 party    thereto    or   liable
                                                 thereon,  and/or in giving  any
                                                 notice to or  making  any claim
                                                 or  demand  hereunder  upon it,
                                                 (ii) any right to require Agent
                                                 to (a)  proceed  against  other
                                                 Borrower liable with respect to
                                                 such  obligations  (b)  proceed
                                                 against or exhaust any security
                                                 held from such other  Borrower,
                                                 or (c)  pursue  any  remedy  in
                                                 Agent's power whatsoever; (iii)
                                                 any  defense  arising by reason
                                                 of  any   disability  or  other
                                                 defense of such other  Borrower
                                                 or by reason  of the  cessation
                                                 from any  cause  whatsoever  of
                                                 the  liability  of  such  other
                                                 Borrower    other   than   full
                                                 payment  of  such  obligations;
                                                 (iv) any defense it may acquire
                                                 by reason of  Agent's  election
                                                 of any remedy against it or any
                                                 other    Borrower    or   both,
                                                 including,  without limitation,
                                                 any defense which,  absent this
                                                 waiver,  it would have that its
                                                 obligations   and   liabilities
                                                 under  the  Loan  Documents  to
                                                 which  it is a party  could  be
                                                 exonerated  based upon  Agent's
                                                 election to  foreclosure on its
                                                 collateral   by   conducting  a
                                                 non-judicial  foreclosure under
                                                 the  power of sale set forth in
                                                 any   Mortgage    even   though
                                                 certain   of  its   rights  may
                                                 thereby    be    impaired    or
                                                 extinguished  under  applicable
                                                 law     (including,     without
                                                 limitation, the anti-deficiency
                                                 statutes   of  the   State   of
                                                 California and any similar laws
                                                 in any other state); (v) to the
                                                 fullest  extent   permitted  by
                                                 applicable  law, all rights and
                                                 benefits purporting to reduce a
                                                 guarantor  s   obligations   in
                                                 proportion   to  the  principal
                                                 obligation (including,  without
                                                 limitation,  those set forth in
                                                 Section 2809 of the  California
                                                 Civil Code and any  similar law
                                                 in any  other  state);  (vi) to
                                                 the fullest extent permitted by
                                                 law,  all rights  and  benefits
                                                 under  (a)Section  580a  of the
                                                 California    Code   of   Civil
                                                 Procedure,   and/or  any  other
                                                 similar law in any other state,
                                                 purporting  to limit the amount
                                                 of  any   deficiency   judgment
                                                 which   might  be   recoverable
                                                 following  the  occurrence of a
                                                 trustee's  sale under a deed of
                                                 trust,  (b) Section 580b of the
                                                 California    Code   of   Civil
                                                 Procedure   and/or   any  other
                                                 similar  law in any other state
                                                 stating that no deficiency  may
                                                 be recovered on a real property
                                                 purchase money obligation,  (c)
                                                 Section 580d of the  California
                                                 Code of Civil Procedure  and/or
                                                 any  other  similar  law in any
                                                 other  state  stating  that  no
                                                 deficiency  may be recovered on
                                                 a note  secured  by a  deed  of
                                                 trust on real  property in case
                                                 such  real   property  is  sold
                                                 under   the   power   of   sale
                                                 contained   in  such   deed  of
                                                 trust,  and  (d)Section  726 of
                                                 the  California  Code of  Civil
                                                 Procedure   and/or   any  other
                                                 similar  law in any other state
                                                 stating  that  there may be but
                                                 one  form  of   action   on  an
                                                 indebtedness  secured  by  real
                                                 property,  if such sections, or
                                                 any   of    them,    have   any
                                                 application   hereto   or  any'
                                                 application to the  undersigned
                                                 and (vii) to the fullest extent
                                                 permitted   by  law,   (a)  any
                                                 defense  arising as a result of
                                                 Agent's   election,    in   any
                                                 proceeding instituted under the
                                                 Bankruptcy    Code,    of   the
                                                 application   of  Section  1111
                                                 (b)(2) of the Bankruptcy  Code,
                                                 (b) any  defense  based  on any
                                                 borrowing   or   grant   or   a
                                                 security interest under Section
                                                 364 of the Bankruptcy Code, and
                                                 (c)   without    limiting   the
                                                 generality  of the foregoing or
                                                 any other provision hereof, all
                                                 rights and benefits which might
                                                 otherwise  be  available to the
                                                 undersigned   under  California
                                                 Civil Code Sections 2810, 2819,
                                                 2822,  2839,  2845, 2849, 2850,
                                                 2899,  and  3433,   and/or  any
                                                 other  similar law in any other
                                                 state.

                                        (iii)    Each Borrower warrants that (i)
                                                 to the  extent  any of the Loan
                                                 Documents  to  which  it  is  a
                                                 party secure the obligations of
                                                 any  other  Borrower  to Agent,
                                                 such   Loan    Documents   were
                                                 executed  and/or amended at the
                                                 request of such other Borrower,
                                                 (ii)    Agent   has   made   no
                                                 representation  to any Borrower
                                                 as to the  creditworthiness  of
                                                 any other  Borrower,  and (iii)
                                                 it  has  established   adequate
                                                 means of  obtaining  from  each
                                                 other  Borrower on a continuing
                                                 basis   financial   and   other
                                                 information  pertaining to such
                                                 other   Borrower's    financial
                                                 condition. Each Borrower
                                                 agrees   to   keep   adequately
                                                 informed  from such means as it
                                                 deems appropriate of any facts,
                                                 events or  circumstances  which
                                                 might  in any  way  affect  its
                                                 risks  and  liabilities   under
                                                 such Loan Documents and further
                                                 agrees that  Lender  shall have
                                                 no   further    obligation   to
                                                 disclose to it  information  or
                                                 materials   required   in   the
                                                 course of Agent's  relationship
                                                 with such other Borrower.

                                        (iv)     Borrower    hereby    expressly
                                                 waives  any  right  it may have
                                                 under   California  Civil  Code
                                                 2954.10  or under any other law
                                                 to prepay the Note, in whole or
                                                 in  part,   without  prepayment
                                                 charge,  upon  acceleration  of
                                                 the maturity date of this Note,
                                                 and  agrees  that  if  for  any
                                                 reason,  a prepayment of any or
                                                 all  of  this   Note  is  made,
                                                 whether  voluntarily or upon or
                                                 following any  acceleration  of
                                                 the maturity  date of this Note
                                                 by Agent,  then Borrowers shall
                                                 pay any charge,  fee or penalty
                                                 set forth herein. By initialing
                                                 this  provision  in  the  space
                                                 provided below, Borrower hereby
                                                 declares   that   the   Agent's
                                                 agreement  to make  the Loan at
                                                 the  interest  rate and for the
                                                 term  set  forth  in this  Note
                                                 constitutes            adequate
                                                 consideration, given individual
                                                 weight  by  Borrower,  for this
                                                 waiver and agreement.

                                                    Initials of Borrower: ______

                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                      AGENT AND INITIAL LENDER:
                      SALOMON BROTHERS REALTY CORP., a New York corporation


                      By:  /s/ MARY ANN MEROLA
                           -----------------------------
                      Name:    Mary Ann Merola
                      Title:   Authorized Agent


                      BORROWER:
                      OAIC CALIFORNIA PARTNERSHIP, L.P., a California limited partnership

                      By:  Ocwen California General, Inc., its general partner


                      By:  /s/ JOHN R. BARNES
                           -----------------------------
                      Name:    John R. Barnes
                      Title:   Senior Vice President
                      OAIC CALIFORNIA PARTNERSHIP II, L.P., a California limited partnership

                      By:  Ocwen California General, Inc., its general partner


                      By:  /s/ JOHN R. BARNES
                           -----------------------------
                      Name:    John R. Barnes
                      Title:   Senior Vice President


                      COLLATERAL AGENT:
                      LASALLE NATIONAL BANK, a nationally chartered bank (as Collateral Agent for Salomon Brothers Realty Corp. only)


                      By:   THOMAS F. QUINLAN, JR.
                           -----------------------------
                      Name: Thomas F. Quinlan, Jr.
                      Title:Trust Officer

EXHIBITS

The following exhibits have been omitted from this filing, but copies thereof are available to the Commission upon request:

A        -       Assignment  of  Contracts,   Licenses,   Permits,   Agreements,
                 Warranties and Approvals (Form)
C        -       Deed  of  Trust,  Assignment  of  Leases  and  Rents,  Security
                 Agreement and Fixture Filing (Form)
D        -       Management Agreement
E        -       Manager's  Consent and  Subordination  of Management  Agreement
                 (Form)
F-1      -       Closing Date Opinion of Gibson,  Dunn & Crutcher LLP (corporate matters,  Loan  Document  (other than Florida Deed of Trust and
                 Assignment of Rents and Leases) enforceability)
F-2      -       Closing  Date  Opinion of  In-house  Counsel  to the  Guarantor
                 (corporate matters)
F-3      -       Closing Date Opinion of Jones, Foster,  Johnston & Stubbs, P.A.
                 (Florida  Deed of Trust  and  Assignment  of Rents  and  Leases
                 enforceability)
H        -       Financing Statements (Form)
I        -       Lien Search Jurisdictions
J        -       Assignment of Rents and Leases (Form)
L        -       Pledge Agreement (Form)
N        -       Request for Advance
O        -       Collateral Assignment, Pledge and Security Agreement (Form)
P        -       Collateral Assignment of Mortgage (Form)
Q        -       Collateral Assignment of Assignment of Leases (Form)
R-1      -       Initial Collateral Agent Certification (Form)
R-2      -       Final Collateral Agent Certification (Form)
S        -       Joinder (Form)
T        -       Unilateral Notice of Collateral Assignment of Mortgage Loan
U        -       Request for Release

                                   EXHIBIT B-1


                                   GLOBAL NOTE


$200,000,000                                                      APRIL 30, 1998
                                                              NEW YORK, NEW YORK


                  FOR VALUE RECEIVED, OAIC CALIFORNIA PARTNERSHIP, L.P., a California limited partnership, and OAIC CALIFORNIA PARTNERSHIP II, L.P., a California limited partnership (collectively, the "BORROWER"), hereby promise to pay to the order of SALOMON BROTHERS REALTY CORP., a New York corporation ("SALOMON"; Salomon together with any subsequent holder of this Global Note being hereinafter referred to as the "HOLDER"), at its principal office at 7 World Trade Center, 29th Floor, New York, New York 10048, the sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) (or such portion thereof as may be outstanding from time to time) in lawful money of the United States of America and in immediately available funds, on the date provided in the Loan Agreement (hereinafter defined), and to pay interest on the unpaid Principal Indebtedness (as such term is defined in the Loan Agreement), at such office, in like money and funds, for the period commencing on the initial Advance Closing Date (as such term is defined in the Loan Agreement) until such Principal Indebtedness shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

                  The date and amount of each Advance (as such term is defined in the Loan Agreement) on each Advance Closing Date and the date and amount of each payment of interest, principal and other amounts due under the Loan Documents (as such term is defined in the Loan Agreement), shall be recorded by Agent (as such term is hereinafter defined) on the schedule attached hereto PROVIDED that the failure of Agent to make any such recordation shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder.

                  This Global Note is the Global Note referred to in the Loan Agreement, dated as of the date hereof (as modified and supplemented and in effect from time to time, the "LOAN AGREEMENT") among the Borrower, Salomon (as initial lender and as agent for administration of the Loan ("AGENT")), and LaSalle National Bank, as collateral agent for the Lenders, and evidences the Principal Indebtedness loaned thereunder.

                  Reference to the Loan Agreement is hereby made for a statement of the rights of the Agent and the duties and obligations of the Borrower, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the obligation of the Borrower to pay the principal, interest and other amounts, if any, payable with respect to this Global Note when due. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                  This Global Note is secured by the Mortgages and certain other Loan Documents.

                  The principal sum evidenced by this Global Note, together with accrued interest and all other sums or amounts due hereunder, shall become immediately due and payable at the option of the Holder upon the occurrence of any Event of Default in accordance with the provisions of the Loan Agreement.

                  With respect to the amounts due pursuant to this Global Note, Borrower hereby waives the following: (1) all rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof; (2) demand, presentment, protest, notice of dishonor, notice of nonpayment, suit against any party, diligence in collection of this Global Note, and all other requirements necessary to enforce this Global Note, except for notices required by Governmental Authorities and notices required by the Loan Agreement; and (3) any further receipt by or acknowledgement of any Collateral now or hereafter deposited as security for the Loan.

                  In no event shall the amount of interest (and any other sums or amounts that are deemed to constitute interest under applicable Legal Requirements) due or payable hereunder (including interest calculated at the Default Rate) exceed the maximum rate of interest designated by applicable Legal Requirements (the "MAXIMUM AMOUNT"), and in the event such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, and if in excess of such balance, shall be immediately returned to the Borrower upon such determination. It is the express intent hereof that the Borrower not pay and the Holder not receive, directly or indirectly, interest in excess of the Maximum Amount.

                  The Holder shall not by any act, delay, omission or otherwise be deemed to have modified, amended, waived, extended, discharged or terminated any of its rights or remedies, and no modification, amendment, waiver, extension, discharge or termination of any kind shall be valid unless in writing and signed by the Holder. All rights and remedies of the Holder under the terms of this Global Note and applicable Legal Requirements shall be cumulative, and may be exercised successively or concurrently. Borrower agrees that as of the date hereof there are no defenses, equities or setoffs with respect to the obligations set forth herein, and to the extent any such defenses, equities, or setoffs may exist, the same are hereby expressly released, forgiven, waived and forever discharged.

                  Wherever possible, each provision of this Global Note shall be interpreted in such manner as to be effective and valid under applicable Legal Requirements, but if any provision of this Global Note shall be prohibited by or invalid under applicable Legal Requirements, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Global Note.

                  The Holder may, at its option, release to the Borrower any Collateral given to secure the Indebtedness evidenced hereby, and no such release shall impair the obligations of any Borrower to the Holder.

                  This Global Note was negotiated in New York, and made by the Borrower and accepted by the Holder in the State of New York, and the proceeds of this Global Note were disbursed from New York, which state the parties agree has a substantial relationship to the parties and to the underlying transactions embodied hereby, and in all respects (including, without limitation, matters of construction, validity, performance and maximum permissible rates of interest), this global note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state and any applicable law of the United States of America.

                  Any legal suit, action or proceeding against the Holder by the Borrower arising out of or relating to this Global Note shall be instituted in any federal or state court in New York, New York. Any legal suit, action or proceeding against the Borrower by the Holder arising out of or related to this Global Note shall be instituted in any federal or state court in New York, New
York or the state where any Collateral is located. Borrower hereby (i) irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, and (ii) irrevocably submits to the jurisdiction of any such court in any such court in any such suit, action or proceeding.

                  BORROWER, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION), BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS GLOBAL NOTE OR THE OTHER LOAN DOCUMENTS. BORROWER AGREES THAT THE HOLDER MAY FILE A COPY OF THIS

WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF THE BORROWER TO IRREVOCABLY WAIVE ITS RIGHT TO TRIAL BY JURY, AND THAT, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND THE HOLDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                  The provisions of this Global Note shall be subject to the provisions of SECTION 8.24 of the Loan Agreement, which provisions are hereby incorporated herein by reference as if set forth in full.

                  The Loan Agreement provides for the acceleration of the maturity of this Global Note upon the occurrence of certain events and for prepayment of this Global Note upon the terms and conditions specified therein.

                           [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, the Borrower has caused this Global Note to be properly executed on the date first above written and has authorized this Global Note to be dated as of the day and year first above written.

                        BORROWER:

                        OAIC CALIFORNIA PARTNERSHIP, L.P.
                        a California limited partnership


                        By: Ocwen California General, Inc.
                              a Delaware corporation,
                              its general partner

                        By: _________________________________
                            Name:
                            Title:


                        OAIC CALIFORNIA PARTNERSHIP II, L.P.
                        a California limited partnership


                        By: Ocwen California General, Inc.
                               a Delaware corporation,
                               its general partner

                        By: _________________________________
                            Name:
                            Title:

                                SCHEDULE OF NOTES


         This Global Note, together with any Registered Note delivered in exchange for any portion of this Global Note, evidences the aggregate principal amount of the Loan outstanding or which may be outstanding from time to time under the Loan Agreement, subject to the payments and prepayments of principal set forth below:


      DATE OF         AMOUNT OF    AMOUNT PAID    AGGREGATE UNPAID   NOTATION
   LOAN ADVANCE     LOAN ADVANCE   OR PREPAID     PRINCIPAL AMOUNT    MADE BY
   ------------     ------------   ----------     ----------------    -------

                                   EXHIBIT B-2

                                    EXHIBIT G

                      GUARANTY OF NON-RECOURSE OBLIGATIONS


                  GUARANTY OF NON-RECOURSE OBLIGATIONS (this "AGREEMENT" or "GUARANTY"), made as of April 30, 1998, between OCWEN PARTNERSHIP, L.P., having an address at The Forum, Suite 1000, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401 ("GUARANTOR"), and SALOMON BROTHERS REALTY CORP., a New York corporation, having an office at Seven World Trade Center, New York, New York 10048 ("AGENT").


                              W I T N E S S E T H :


                  WHEREAS, Agent has agreed to make a loan to OAIC CALIFORNIA PARTNERSHIP, L.P., a California limited partnership, and OAIC CALIFORNIA PARTNERSHIP II, L.P., a California limited partnership, (individually and collectively, as the context requires, the "BORROWER"), in the amount of up to Two Hundred Million Dollars ($200,000,000) (the "LOAN"); and

                  WHEREAS, to evidence the Loan, Borrower is this day giving its Global Note, dated the date hereof, in the maximum principal amount of $200,000,000 (as modified, supplemented, amended, extended, renewed, replaced, exchanged or substituted and in effect from time to time, the "NOTE") to Agent pursuant to a Loan Agreement dated the date hereof, among the Borrower, the Agent and LaSalle National Bank, as collateral agent (the "LOAN AGREEMENT"); and

                  WHEREAS, Borrower shall, pursuant to the Loan Agreement, grant to Agent certain Mortgages with respect to the Mortgaged Property (as such terms are defined in the Loan Agreement) in order to secure the Note; and

                  WHEREAS, Guarantor directly or indirectly owns the entire limited partnership interest in each Borrower, and shall derive a substantial economic benefit from the making of the Loan by Agent to Borrower; and

                  WHEREAS, as a condition precedent to the making of the Loan, Borrower has agreed to procure and deliver to Agent this Agreement; and

                  WHEREAS, Agent has declined to make the Loan unless this Agreement is duly executed by Guarantor and delivered to Agent.

                  NOW, THEREFORE, in consideration for, and as an inducement to, Agent's making the Loan, and for other good and valuable consideration the legal sufficiency of which and receipt thereof are hereby acknowledged, and notwithstanding any provision to the contrary contained in the Loan Agreement, the Note, the Mortgages or any of the other Loan Documents (as such term is defined in the Loan Agreement), including without limitation, any "non-recourse" provision, Agent and Guarantor do hereby agree as follows:

                  1. Guarantor, on behalf of itself and its successors and assigns (collectively, "SUCCESSORS") does hereby absolutely, unconditionally, irrevocably and personally: (i) guaranty to Agent payment and performance of all of the obligations, representations, covenants, warranties and liabilities of Borrower under clauses (2) and (5) of the proviso to Section 8.24 of the Loan Agreement and (ii) agrees to reimburse Agent for, and hold Agent harmless from and against, any and all losses, damages, claims, expenses, deficiencies, liabilities and costs (including, without limitation, reasonable attorneys' fees and disbursements) incurred, suffered or sustained by Agent and/or its successors and assigns as a result of or arising out of, in connection with or resulting from, the enforcement of this Agreement against Guarantor (the obligations of Guarantor under clauses "i" and "ii" above being referred to hereinafter, collectively, as "GUARANTOR'S OBLIGATION").

                  2. It is agreed that the obligations of Guarantor hereunder shall be primary and this Agreement shall be enforceable against Guarantor and its Successors without the necessity for any suit or proceeding of any kind or nature whatsoever brought by Agent against Borrower or its respective successors or assigns or any other party or against any security for the payment of the Guarantor's Obligation and without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Agreement or of any notice of demand to which Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, protest, notice of dishonor or default, change in nature or form of the Guarantor's Obligation, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guarantor's Obligation, notice of adverse change in Borrower's financial condition and any other fact that might materially increase the risk to Guarantor), all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Agreement and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by Agent against Borrower, or its successors or assigns, any of the rights or remedies reserved to Agent pursuant to the provisions of the Loan Agreement, the Note, the Mortgages or any other Loan Documents.

                  3. Guarantor waives, and covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshalling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by Agent of, this Agreement. Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, cross-claim, offset, set-off, right of recoupment, or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by Agent hereunder other than the defense of the actual timely performance of Guarantor's Obligations hereunder. Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Agreement are not subject to any counterclaims, cross-claims, rights of recoupment, offsets or affirmative or other defenses of any kind against Agent.

                  4. Guarantor agrees that any notice or directive given at any time by Guarantor to Agent that is inconsistent with any waiver contained in this Agreement shall be void and may be ignored by Agent, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Agreement, unless Agent has specifically agreed otherwise in a writing, signed by a duly authorized officer. Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of the Loan transaction and that, but for this Agreement and such waivers, Agent would not make the Loan to Borrower.

                  5. The provisions of this Agreement are for the benefit of Agent and its successors and assigns, and nothing herein contained shall impair, as between Borrower and Agent, the obligations of Borrower under the Loan Agreement, the Note, the Mortgages or any of the other Loan Documents.

                  6. This Agreement shall be a continuing guaranty (until the full satisfaction of Guarantor's Obligation) and the liability of Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished (to the extent permitted by law) by reason of the happening, from time to time, of any of the following, although without notice or the further consent of Guarantor:

                  (a) any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Loan Agreement, the Note, any Mortgage or any of the other Loan Documents or the invalidity or unenforceability of any of the foregoing; or

                  (b) any extension of time that may be granted by Agent to Borrower, Guarantor or Guarantor's Successors; or

                  (c) any action that Agent or Borrower may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to Agent under this Agreement or available to Agent at law, equity or otherwise, or any action on the part of Agent or Borrower granting indulgence or extension in any form whatsoever; or

                  (d) any  dealing,  transaction,   matter  or  thing  occurring
between Agent, Borrower, Guarantor or Guarantor's Successors; or

                  (e) any sale, exchange, release, or other disposition of any property pledged, mortgaged or conveyed, or any property in which Agent has been granted a lien or security interest to secure any indebtedness of Borrower to Agent; or

                  (f) any release of any person or entity who may be liable in any manner for the payment and collection of any amounts owed by Borrower to Agent; or

                  (g) the application of any sums by whomsoever paid or however realized to any amounts owing by Borrower to Agent in such manner as Agent shall determine in its sole discretion; or

                  (h) any Event of Default (as such term is defined in the Loan Agreement), whether or not Agent has exercised any of its rights and remedies as set forth in the Loan Agreement or any Mortgage upon the happening of any such Event of Default; or

                  (i) Borrower's and/or Guarantor's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of Borrower's or Guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting Borrower or Guarantor or any of the assets of either of them, including, without limitation, (A) the release or discharge of Borrower from the payment and performance of its obligations under any of the Loan Documents by operation of law, or (B) the impairment, limitation or modification of the liability of Borrower, any of its partners or members or Guarantor in bankruptcy, or of any remedy for the enforcement of the Guarantor's Obligation, under any of the Loan Documents, or Guarantor's liability under this Agreement, resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court; or

                  (j) any change in or termination of the ownership interest of Guarantor in [any entity comprising] Borrower (whether direct or indirect); or

                  (k) any conveyance of any Mortgaged Property, whether or not pursuant to a foreclosure sale, a deed in lieu of foreclosure, a transfer through bankruptcy, or otherwise; or

                  (l) the addition of any joinder party to the Loan Agreement, the Note, any Mortgage or any other Loan Document under any joinder agreement or any increase or other change in any individual or aggregate liability or obligation of Borrower under the Loan Agreement, the Note, any Mortgage, or any other Loan Document as a result thereof.

                  7. Guarantor acknowledges that this Guaranty and Guarantor's Obligations are and shall (until full satisfaction of Guarantor's Obligation) continue to be absolute, unconditional and irrevocable in all respects, and shall at all times be valid and enforceable irrespective of any other agreement or circumstances of any nature whatsoever that might otherwise constitute a defense to this Guaranty or the obligations of any other person or party (including, without limitation, Borrower or any other guarantor) relating to this Guaranty or the obligations of Guarantor hereunder.

                  8. Guarantor agrees that if at any time all or any part of any payment at any time received by Agent from Borrower or Guarantor under or with respect to this Agreement is or must be returned by Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or Guarantor), then Guarantor's Obligations hereunder shall, to the extent of the payment returned, be deemed to have continued in existence notwithstanding such previous receipt by Agent, and Guarantor's Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such returned payment, as though such returned payment to Agent had never been made.

                  9. Guarantor  (a) shall have no right of  subrogation  against
Borrower by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder; (b) hereby waives any right to enforce any remedy that Guarantor now or hereafter shall have against Borrower by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder, to the extent enforcement of such remedy would impair any right or remedy available to Agent under any Loan Document; (c) shall subordinate any liability or indebtedness of Borrower now or hereafter held by Guarantor or any affiliate of Guarantor to the obligations of Borrower under the Loan Documents; (d) shall not file, assert or receive payment on any claim, whether now existing or hereafter arising, against Borrower in the event of the commencement of a case by or against Borrower under federal or state insolvency laws; (e) hereby waives the benefit of any right to participate in any security now or hereafter held by Agent; and (f) hereby waives any defense based upon the institution or consummation of any judicial or nonjudicial foreclosure proceeding against Borrower or any other person, and acknowledges that its liability shall not be affected by the fact that any such proceeding might operate under any antideficiency (or other) law to limit or deprive Guarantor of rights of subrogation or recovery, whether or not it had notice or opportunity to participate in such proceeding.

                  10.Guarantor represents and warrants to Agent, with the knowledge that Agent is relying upon the same, as follows:

                           (a) Guarantor is solvent and has the legal right to enter into this Agreement and to perform its obligations under the terms hereof;

                           (b) there is no action, suit, proceeding or investigation pending or, to Guarantor's Actual Knowledge, threatened against or affecting Guarantor at law, in equity, in admiralty or before any arbitrator or any governmental department, commission, board, bureau, agency or instrumentality (domestic or foreign) that is likely to result in any material adverse change in the property, assets or condition (financial or otherwise) of Guarantor or that is likely to impair materially the ability of Guarantor to perform its obligations under this Agreement;

                           (c) all financial statements that have heretofore been furnished by Guarantor to Agent in connection with this Agreement, and all such financial statements that hereafter may be furnished to Agent by Guarantor, have been and shall be prepared by an independent certified public accountant approved by Agent in accordance with the Loan Agreement, shall be consistent in form with prior statements and shall be certified by Guarantor (provided no default shall have occurred and be continuing under the Loan, in which event any such statements shall be certified by such independent certified public accountant); are and shall be true, correct and complete; and do and shall fairly present the financial condition of Guarantor, all as of the respective dates thereof; and

                           (d) Guarantor shall own the entire membership interest in each entity which is a limited liability company or the entire partnership interest in each entity which is a limited partnership which executes a joinder to any Loan Document.

                  11. As long as this Agreement shall be outstanding, Guarantor shall furnish to Agent, within 45 days after the end of each calendar year, Guarantor's financial statement for such period, in scope and detail reasonably satisfactory to Agent.

                  12. Guarantor and Agent acknowledge and agree that this Agreement is a guaranty of payment and performance and not of collection and enforcement in respect of any of the Guarantor's Obligation. Nothing contained in any of the other Loan Documents shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations of Guarantor hereunder.

                  13. Agent may freely assign any or all of its rights under this Agreement, but any such assignment shall be made in compliance with the Loan Agreement and no such assignment shall increase Guarantor's Obligations or diminish its rights hereunder. In the event of any such assignment, Agent shall give Guarantor prompt notice of same, but the consent of Guarantor shall not be required for any such assignment and failure to give such notice shall not affect the validity or enforceability of any such assignment or subject Agent to any liability and Guarantor shall continue to remain bound by and obligated to perform under and with respect to this Agreement.

                  14.  The   representations,   warranties  and  obligations  of
Guarantor set forth in this Agreement shall survive until this Agreement shall terminate in accordance with the terms hereof.

                  15. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter and may not be modified, amended, supplemented or discharged except by a written agreement signed by Guarantor and Agent. This Agreement also may be discharged by full performance of the Guarantor's Obligation in accordance with the terms hereof, or as otherwise provided herein.

                  16. If all or any portion of any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Agreement and the remaining provision and portions thereof shall continue in full force and effect.

                  17. All notices, requests, demands and other communications under or in connection with this Agreement shall be in writing and shall be deemed to have been given or made for all purposes when delivered in person to the addresses set forth below or three (3) business days after same is sent by registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

         If to Guarantor:           The address listed above

         With a copy to:            Gibson, Dunn & Crutcher LLP
                                            Jamboree Center
                                            4 Park Plaza
                                            Irvine, California 92614-8557
                                            Attn:  Karen H. Clark, Esq.

                                            and

         If to Agent:                       The address listed above

         With a copy to:            Latham & Watkins
                                            885 Third Avenue, Suite 1000
                                            New York, New York  10022-4802
                                            Attn:  Brian Krisberg, Esq.

The above addresses may be changed on written notice given as hereinabove provided. Notices may be sent by a party hereto or on its behalf by its attorney.

                  18. This Agreement shall be binding upon Guarantor and its Successors and shall inure to the benefit of Agent and its successors and assigns.

                  19. The failure of Agent to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against Agent, nor excuse Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against Agent must be expressly set forth in writing signed by Agent.

                  20. (a) Any suit initiated by Agent against Guarantor or in connection with or arising, directly or indirectly, out of or relating to, this Agreement (an "ACTION") may, at Agent's option, be brought in any state or federal court in the State of New York having jurisdiction over the subject matter hereof. Guarantor hereby submits himself to the jurisdiction of any such court and agrees that service of process against Guarantor in any such action may be effected by any means permissible under federal law or under the laws of the state in which such Action is brought. Guarantor hereby agrees that insofar as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Guaranty, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon Guarantor.

                       (b) Guarantor agrees that, provided that service of process is effected upon Guarantor in one of the manners hereinafter specified or as otherwise permitted by law, Guarantor irrevocably waives, to the fullest extent permitted by law, and agrees not to assert, by way of motion, as a defense or otherwise, (i) any objection that Guarantor may have or may hereafter have to the laying of the venue of any Action brought in any court as provided for by this Agreement, (ii) any claim that any Action brought in any such court has been brought in an inconvenient forum, or (iii) any claim that Guarantor is not personally subject to the jurisdiction of such court. Guarantor agrees that, provided that service of process is effected upon Guarantor in one of the manners specified in this Guaranty or as otherwise permitted by law, a final judgment from which Guarantor has not appealed or may not appeal in any Action brought in any such court shall be conclusive and binding upon Guarantor and may, so far as permitted under applicable law, be enforced in the courts of any state or any federal court or in any other courts to the jurisdiction of which it is subject, by a suit upon such judgment and that Guarantor shall not assert any defense, counterclaim or set-off in any such suit upon such judgment.

                       (c) Guarantor agrees to execute, deliver and file all such further instruments or documents as may be necessary under the laws of the State of New York or the laws of the United States in order to make effective Guarantor's consent to jurisdiction as provided for in this Guaranty.

                       (d) Guarantor hereby consents to process being served in any Action by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the notice address for Guarantor as set forth in this Guaranty. Guarantor hereby agrees that provided that service is made in accordance with this paragraph or as otherwise permitted by law, Guarantor irrevocably waives, to the fullest extent permitted by law, all claim of error in connection with any such service and agrees that such service
(i) shall be deemed in every respect effective service of process upon it in any Action, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to Guarantor.

                       (e) Nothing in this Agreement shall limit Agent's right to serve process in any manner permitted by law or limit Agent's right or the right of any of its successors or assigns to bring proceedings against Guarantor in the courts of any jurisdiction(s).

                       (f) To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment before judgment, attachment in aid of execution, execution or otherwise) with respect to Guarantor or Guarantor's property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

                       (g) As a further inducement to Agent's making of the Loan to Borrower, and in consideration thereof, Agent and Guarantor each covenant and agree that in any action or proceeding brought on, under or by virtue of this Agreement, Agent and Guarantor each shall and do hereby unconditionally and irrevocably waive trial by jury.

                       (h) Guarantor hereby further covenants and agrees to and with Agent that Guarantor may be joined in any action against Borrower in connection with the Loan Agreement, the Note, the Mortgages, or any of the other Loan Documents, solely with respect to the subject matter of this Agreement.

                       (i) Guarantor covenants and agrees to indemnify and save Agent harmless of and from, and defend it against, all losses, costs, liabilities, expenses, damages or claims suffered by reason of Guarantor's failure to perform its obligations hereunder.

                  21. All of Agent's rights and remedies under the Loan Agreement, the Note, the Mortgages or any of the other Loan Documents or under this Agreement are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to Agent.

                  22. Guarantor hereby consents that from time to time, before or after any default by Borrower, with or without further notice to or assent from Guarantor, any security at any time held by or available to Agent for any obligation of Borrower, or any security at any time held by or available to Agent for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Loan, may be exchanged, surrendered or released and any obligation of Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Agent may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrower, or of any such other person or party, and may extend further credit in any manner whatsoever to Borrower, and generally deal with Borrower or any such security or other person or party as Agent may see fit; and Guarantor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, action, inaction, extension of further credit or other dealing. This Agreement is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents.

                  23. The terms of this Agreement have been negotiated, and this Agreement has been delivered in the State of New York, and it is the intention of the parties hereto that this Agreement be construed and enforced in accordance with the laws of such State.

                  24. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  25. This Agreement may be executed in counterparts, which together shall constitute the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty of Non-Recourse Obligations as of the date and year first above written.

                                       GUARANTOR

                                       OCWEN PARTNERSHIP, L.P.,
                                       a Virginia limited partnership,

                                       By:    Ocwen General, Inc.,
                                              its general partner

                                              By:   ____________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT K


                        ENVIRONMENTAL INDEMNITY AGREEMENT


                  THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "INDEMNITY"), dated as of the 30th day of April, 1998, is made by and among OAIC CALIFORNIA PARTNERSHIP, L.P., and OAIC CALIFORNIA PARTNERSHIP II, L.P., a California limited partnership, each having an office at The Forum, Suite 1000, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401 (individually and collectively, as the context requires, the "BORROWER"), OCWEN PARTNERSHIP, L.P., a Virginia limited partnership having an office at The Forum, Suite 1000, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401 (the "Guarantor"; the Guarantor and the Borrower, collectively, the "INDEMNITOR"), and SALOMON BROTHERS REALTY CORP., a New York corporation having an office at Seven World Trade Center, New York, New York 10048 ("AGENT").

                              W I T N E S S E T H :

                  WHEREAS, contemporaneously with the execution and delivery hereof (i) the Borrower, as maker, has executed and delivered to Agent, as payee, a note, dated the date hereof (the "NOTE"), in the maximum principal face amount of up to Two Hundred Million Dollars ($200,000,000) in evidence of the loan being made this day by Agent to the Borrower in said amount (the "LOAN"), and (ii) the Borrower, as borrower and Agent, as initial lender, have executed and delivered that certain Loan Agreement (the "LOAN AGREEMENT"), of even date herewith, pursuant to which the Loan is being made (capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement);

                  WHEREAS, the Loan is secured by the Borrower's interest in and to the real property (the "PROPERTY") more particularly described in EXHIBIT A attached hereto and made a part hereof;

                  WHEREAS, the Guarantor owns the entire [limited] partnership interest in each Borrower;

                  WHEREAS, the Indemnitor will derive significant financial benefits from the making of the Loan;

                  WHEREAS, in order to induce Agent to make the Loan to the Borrower, the Indemnitor has agreed to indemnify and hold Agent and its successors and assigns (for purposes of this Indemnity, Agent and such successors and assigns being sometimes referred to collectively hereinafter as "AGENT") harmless from and against any and all Indemnified Environmental

Liabilities (as defined in Section 1 hereof) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent, Collateral Agent and each of their respective parents, subsidiaries, Affiliates, directors, officers, employees, representatives, agents, successors and assigns and attorneys (collectively, the "INDEMNIFIED PARTIES").

                  NOW, THEREFORE, in consideration of the premises and the sum of One Dollar in hand paid by Agent to the Indemnitor, receipt and sufficiency whereof is hereby acknowledged, the Indemnitor, intending to be legally bound, hereby agrees for itself and its successors and assigns as follows:

                  1. The Indemnitor shall indemnify, reimburse, defend, and hold harmless the Indemnified Parties for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including, without limitation, interest, penalties, reasonable attorneys' fees, disbursements and expenses, and reasonable consultants' fees, disbursements and expenses (but excluding internal overhead, administrative and similar costs of the Agent and the Collateral Agent)) asserted against, resulting to, imposed on, or incurred by any Indemnified Party, directly or indirectly, in connection with any of the following (except to the extent same are directly and solely caused by the fraud, bad faith, gross negligence or willful misconduct of, or the violation of any applicable law by, any Indemnified Party and except that any Indemnified Party shall not be indemnified against claims resulting from acts or omissions with respect to the applicable Property after the Agent forecloses its Lien or security interest upon the Property or accepts a deed in lieu of foreclosure and is a so-called "mortgagee-in-possession", unless and to the extent such indemnification relates to any of the following which occurred while the Indemnitor owned the related Property (any such demand, claim, action, cause of action, assessment, loss, damage, liability, cost or expense (including, without limitation, interest, penalties, reasonable attorneys' fees, disbursements and expenses, and reasonable consultants' fees, disbursements and expenses) relating to any of the following, collectively, the "INDEMNIFIED ENVIRONMENTAL LIABILITIES")):

                    (i) events, circumstances, or conditions which are alleged to, or do, form the basis for an Environmental Claim;

                   (ii) any pollution or threat to human health or the environment that is related in any way to the Indemnitor's or any previous owner's or operator's management, use, control, ownership or operation of the applicable Property (including, without limitation, all on-site and off-site activities involving Hazardous Substances), and whether occurring, existing or arising prior to or from and after the date hereof, and whether or not the pollution or threat to human health or the environment is described in the Environmental Reports;

                  (iii)  any  Environmental   Claim  against  any  Person  whose
         liability for such Environmental Claim the Indemnitor has or may have assumed or retained either contractually or by operation of law; or

                   (iv) the breach of any representation, warranty or covenant set forth in SECTION 4.1(q) of the Loan Agreement or Article VI of any Mortgage.

                  2. The liability of the Indemnitor hereunder shall, without however limiting the indemnity provided in the preceding paragraph, extend to and include all costs, expenses and attorneys' fees incurred or sustained by Agent in making any investigation on account of any such Indemnified Environmental Liability or in prosecuting or defending any action brought in connection therewith, in obtaining or seeking to obtain a release therefrom and in enforcing any of the agreements herein contained.

                  3. Agent, upon giving the Indemnitor thirty (30) days' prior notice, shall have the right, in good faith, to pay, settle or compromise, or litigate any Indemnified Environmental Liability under the belief that it is liable therefor, whether liable or not, without the consent or approval of Indemnitor unless Indemnitor shall protest in writing and simultaneously with such protest deposit with Agent collateral satisfactory to it sufficient to pay and satisfy any penalty or interest which may accrue as a result of such protest with respect to such Indemnified Environmental Liability.

                  4. It is agreed that the obligations of the Indemnitor hereunder are primary and this Indemnity shall be enforceable against the Indemnitor, and its respective successors and assigns without (i) the necessity for any suit or proceeding of any kind or nature whatsoever brought by Agent or any party against any party or against any security with respect to the Indemnified Environmental Liability, and (ii) the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Indemnity or of any notice or demand to which the Indemnitor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Indemnified Environmental Liability, or acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Indemnified Environmental Liability, notice of adverse change in the Indemnitor's, or any other party's financial condition and any other fact which might materially increase the risk to the Indemnitor), all of which the Indemnitor hereby expressly waives. The Indemnitor hereby expressly agrees that the validity of this Indemnity and the obligations of the Indemnitor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by Agent or any other party against the Indemnitor, or any other party or its respective successors or assigns, any of the rights or remedies reserved to Agent, or such other party or pursuant to the provisions of the Note, the Mortgages given to secure the Note or any other Loan Document or other document or agreement. The Indemnitor agrees that any notice or directive given at any time to Agent which is inconsistent with the waiver in the sentence preceding the immediately preceding sentence shall be void and may be ignored by Agent, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Indemnity for the reason that such pleading or introduction would be at variance with the written terms of this Indemnity, unless Agent has specifically agreed otherwise in a writing, signed by a duly authorized officer. The Indemnitor specifically acknowledges and agrees that the foregoing waivers are of the essence of the Loan transaction and that, but for this Indemnity Agreement and such waivers, Agent would decline to make the Loan.

                  5. This Indemnity shall be a continuing indemnification and the liability of the Indemnitor hereunder shall, except as otherwise provided herein, in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, without notice or the further consent of the Indemnitor:

                           (a) any assignment, amendment, modification or waiver
                  of or change in any of the terms, covenants, conditions or provisions of any of the Loan Documents, or the invalidity or unenforceability of any of the foregoing; or

                           (b) any  extension  of time  that may be  granted  by
                  Agent to the Indemnitor or its successors or assigns; or

                           (c) any action  which  Agent may take or fail to take
                  under or in respect of any of the Loan Documents against the Indemnitor or any other party thereto, or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to Agent under this Indemnity or available to Agent, or other parties, at law, equity or otherwise, or any action on the part of Agent or any other parties granting indulgence or extension in any form whatsoever; or

                           (d) any   dealing,   transaction,   matter  or  thing
                  occurring between Agent and the Indemnitor or any other parties or their respective successors and assigns; or

                           (e) any sale, exchange, release, or other disposition
                  of any property pledged, mortgaged, conveyed or otherwise encumbered by any of the Loan Documents, or any property in which Agent has been granted a lien or security interest to secure any indebtedness of the Indemnitor to Agent; or

                           (f) any  release  of any  person or entity who may be
                  liable in any manner for (i) the payment and collection of any amounts owed by the Indemnitor to Agent, or (ii) any matters included within the Indemnified Environmental Liabilities; or

                           (g) the application of any sums by whomsoever paid or
                  howsoever realized to any amounts owing by the Indemnitor to Agent in such manner as Agent shall determine in its sole discretion; or

                           (h) any Event of Default under the Loan  Agreement or
                  any Mortgage, whether or not Agent has exercised any of its rights and remedies as set forth in such Mortgage upon the happening of any such Event of Default; or

                           (i) the  Indemnitor's,  its managing  member's or its
                  general partner's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of any of their respective assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting any of the foregoing or any of the respective assets of any of the foregoing, including, without limitation, (i) the release or discharge of any of the foregoing from the payment and performance of their respective obligations under any of the Loan Documents, by operation of law or otherwise, or (ii) the impairment, limitation or modification of the liability of any of the foregoing in bankruptcy, or of any remedy relating to the Indemnified Environmental Liabilities or the indemnification contained herein or the Indemnitor's liability under this Indemnity, resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

                           (j) satisfaction  and payment of the Indebtedness and
                  termination of the Loan Agreement.

                  6. That the failure of Agent to insist upon strict compliance with any of the terms hereof shall not be considered to be nor be deemed to be a waiver of any of such terms nor shall it militate against the right of Agent to insist upon strict compliance herewith at any time thereafter.

                  7. That if any provision of this Indemnity shall be contrary to the laws of the jurisdiction in which the same shall be sought to be enforced, the illegality or unenforceability of any such provision shall not affect the other terms, covenants or conditions hereof, and the same shall be binding upon the Indemnitor with the same force and effect as though such illegal or unenforceable provision were not contained herein.

                  8. (a) All notices, demands, requests and other communications under or in connection with this Indemnity shall be in writing and shall be deemed to have been given or made for all purposes when delivered in person to the addresses set forth below or two (2) business days after same is sent by registered or certified mail, return receipt requested: if to Agent, at the address set forth above, to the attention of David Vadon, and Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Brian Krisberg, Esq.; if to the Indemnitor, at the address set forth above, Attention:
Andrew Pellman, with copies to Gibson, Dunn & Crutcher LLP, Jamboree Center, 4 Park Plaza, Irvine, California 92614-8557, Attention: Karen H. Clark, Esq. The above addresses may be changed on written notice given as hereinabove provided.

                     (b) This Indemnity contains the entire agreement between the parties hereto with respect to the terms, conditions and agreements contained herein and supersedes all prior agreements relating thereto and may not be modified, amended, supplemented or discharged except by a written agreement signed by the Indemnitor and Agent.

                     (c) THIS INDEMNITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                     (d) This Indemnity may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and either of the parties hereto may execute this Indemnity by signing any such counterpart.

                     (e) TO THE FULLEST EXTENT PERMITTED BY LAW THE INDEMNITOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY THE INDEMNITOR OR AGENT INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS INDEMNITY.

                     (f) This Indemnity shall inure to the benefit of the Indemnified Parties and their successors and assigns and shall be binding on the Indemnitor and its respective successors and assigns.

                     (g) THE INDEMNITOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS INDEMNITY, ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE INDEMNITOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                     (h) Notwithstanding anything to the contrary contained in this Indemnity, Agent shall not have the right to be indemnified for its own fraud, bad faith, gross negligence or willful misconduct.

                     (i) Notwithstanding anything to the contrary contained in this Indemnity, the liability of the Persons described in clauses (i) through
(v) in SECTION 8.24 of the Loan Agreement is subject to the limitation on liability provisions of such SECTION 8.24 (which provisions are incorporated by this reference as if herein set forth in full).


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indemnity to be duly executed under seal as of the day first above written.

                               INDEMNITOR:

                               OAIC CALIFORNIA PARTNERSHIP, L.P.
                               a California limited partnership

                               By:  Ocwen California General, Inc., a
                                    Delaware corporation, its general partner


                                    By: _________________________________
                                        Name:
                                        Title:

                               OAIC CALIFORNIA PARTNERSHIP II, L.P.
                               a California limited partnership

                               By:  Ocwen California General, Inc., a
                                    Delaware corporation, its general partner


                                    By: _________________________________
                                        Name:
                                        Title:

                               OCWEN PARTNERSHIP, L.P.,
                               a Virginia limited partnership,

                               By:  Ocwen General, Inc.,
                                    its general partner


                                    By: ____________________________
                                        Name:
                                        Title:

                               AGENT:

                               SALOMON BROTHERS REALTY CORP.,
                               a New York corporation


                               By:    ______________________________
                                      Name:
                                      Title:

                                    EXHIBIT A

                             DESCRIPTION OF PROPERTY

                                 [see attached]

                                    EXHIBIT M




                               GUARANTY OF PAYMENT


                  GUARANTY OF PAYMENT (this "AGREEMENT"), made as of April 30, 1998, by and between OCWEN PARTNERSHIP, L.P., a Virginia limited partnership, having an office at The Forum, Suite 1000, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401 (the "GUARANTOR"), and SALOMON BROTHERS REALTY CORP., a New York corporation, having an office at Seven World Trade Center, New York, New York 10048 as agent for the lenders ("AGENT").


                              W I T N E S S E T H :


                  WHEREAS, Agent has agreed to make a loan to OAIC CALIFORNIA PARTNERSHIP, L.P., a California limited partnership, and OAIC CALIFORNIA PARTNERSHIP II, L.P., a California limited partnership (individually and collectively, as the context requires, "BORROWER"), in the amount of up to TWO HUNDRED MILLION DOLLARS ($200,000,000) (the "LOAN"); and

                  WHEREAS, to evidence the Loan, Borrower is this day giving its Global Note, dated the date hereof, in the maximum principal amount of up to TWO HUNDRED MILLION DOLLARS ($200,000,000) (as modified, supplemented, amended, extended, renewed, replaced, exchanged or substituted as in effect from time to time the "NOTE") to Agent; and

                  WHEREAS, Borrower, as borrower, Agent, as agent and initial lender, and LaSalle National Bank, as collateral agent, are parties to a Loan Agreement, dated as of the date hereof, with respect to the Loan (said Loan
Agreement, as modified and supplemented and in effect from time to time, the "LOAN AGREEMENT"; capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement); and

                  WHEREAS,   Guarantor  owns  the  entire  limited   partnership
interest in each Borrower, and shall derive a substantial economic benefit from the making by Agent to Borrower of the Loan; and

                  WHEREAS, as a condition precedent to the making of the Loan, Borrower has agreed to procure and deliver to Agent this Agreement; and

                  WHEREAS, Agent has declined to make the Loan unless this Agreement is duly executed by Guarantor and delivered to Agent; and

                  NOW, THEREFORE, in consideration for, and as an inducement to, Agent's making the Loan, and for other good and valuable consideration the legal sufficiency of which and receipt thereof are hereby acknowledged, and notwithstanding any provision to the contrary contained in the Note, the Loan Agreement or any of the other Loan Documents, including without limitation, any "non-recourse" provision, Agent and Guarantor do hereby agree as follows:

                  GUARANTOR,  ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS
(COLLECTIVELY, "SUCCESSORS") DOES HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND PERSONALLY: (i) GUARANTY TO AGENT PAYMENT OF THE INDEBTEDNESS PAYABLE UNDER THE LOAN DOCUMENTS, AND (ii) AGREE TO REIMBURSE AGENT FOR, AND HOLD AGENT HARMLESS FROM AND AGAINST, ANY AND ALL LOSSES, DAMAGES, CLAIMS, EXPENSES, DEFICIENCIES, LIABILITIES AND COSTS (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND DISBURSEMENTS) INCURRED, SUFFERED OR SUSTAINED BY AGENT AND/OR ITS SUCCESSORS AND ASSIGNS AS A RESULT OF OR ARISING OUT OF, IN CONNECTION WITH OR RESULTING FROM, THE ENFORCEMENT OF THIS AGREEMENT AGAINST GUARANTOR (THE OBLIGATIONS OF GUARANTOR UNDER CLAUSES "i" AND "ii" ABOVE BEING REFERRED TO HEREINAFTER, COLLECTIVELY, AS "GUARANTOR'S OBLIGATION").


                  IT IS AGREED THAT THE OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE PRIMARY AND THIS AGREEMENT SHALL BE ENFORCEABLE AGAINST GUARANTOR AND ITS
SUCCESSORS WITHOUT THE NECESSITY FOR ANY SUIT OR PROCEEDING OF ANY KIND OR NATURE WHATSOEVER BROUGHT BY AGENT AGAINST BORROWER OR ITS RESPECTIVE SUCCESSORS OR ASSIGNS OR ANY OTHER PARTY OR AGAINST ANY SECURITY FOR THE PAYMENT OF THE GUARANTOR'S OBLIGATION AND WITHOUT THE NECESSITY OF ANY NOTICE OF NON-PAYMENT OR NON-OBSERVANCE OR OF ANY NOTICE OF ACCEPTANCE OF THIS AGREEMENT OR OF ANY NOTICE OF DEMAND TO WHICH GUARANTOR MIGHT OTHERWISE BE ENTITLED (INCLUDING, WITHOUT LIMITATION, DILIGENCE, PRESENTMENT, NOTICE OF MATURITY, EXTENSION OF TIME, PROTEST, NOTICE OF DISHONOR OR DEFAULT, CHANGE IN NATURE OR FORM OF THE GUARANTOR'S OBLIGATION, ACCEPTANCE OF FURTHER SECURITY, RELEASE OF FURTHER SECURITY, IMPOSITION OR AGREEMENT ARRIVED AT AS TO THE AMOUNT OF OR THE TERMS OF THE GUARANTOR'S OBLIGATION, NOTICE OF ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AND ANY OTHER FACT THAT MIGHT MATERIALLY INCREASE THE RISK TO GUARANTOR), ALL OF WHICH GUARANTOR HEREBY EXPRESSLY WAIVES. GUARANTOR HEREBY EXPRESSLY AGREES THAT THE VALIDITY OF THIS AGREEMENT AND THE OBLIGATIONS OF
GUARANTOR HEREUNDER SHALL IN NO WAY BE TERMINATED, AFFECTED, DIMINISHED, MODIFIED OR IMPAIRED BY REASON OF THE ASSERTION OF OR THE FAILURE TO ASSERT BY AGENT AGAINST BORROWER, OR ITS SUCCESSORS OR ASSIGNS, ANY OF THE RIGHTS OR REMEDIES RESERVED TO AGENT PURSUANT TO THE PROVISIONS OF THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS.


                  GUARANTOR WAIVES, AND COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSIST UPON, PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE
BENEFIT OR ADVANTAGE OF, ANY AND ALL APPRAISAL, VALUATION, STAY, EXTENSION, MARSHALLING-OF-ASSETS OR REDEMPTION LAWS, OR RIGHT OF HOMESTEAD OR EXEMPTION, WHETHER NOW OR AT ANY TIME HEREAFTER IN FORCE, THAT MAY DELAY, PREVENT OR OTHERWISE AFFECT THE PERFORMANCE BY GUARANTOR OF ITS OBLIGATIONS UNDER, OR THE ENFORCEMENT BY AGENT OF, THIS AGREEMENT. GUARANTOR FURTHER COVENANTS AND AGREES NOT TO SET UP OR CLAIM ANY DEFENSE, COUNTERCLAIM, CROSS-CLAIM, OFFSET, SET-OFF, RIGHT OF RECOUPMENT, OR OTHER OBJECTION OF ANY KIND TO ANY ACTION, SUIT OR PROCEEDING IN LAW, EQUITY OR OTHERWISE, OR TO ANY DEMAND OR CLAIM THAT MAY BE INSTITUTED OR MADE BY AGENT HEREUNDER OTHER THAN THE DEFENSE OF THE ACTUAL TIMELY PERFORMANCE OF GUARANTOR'S OBLIGATIONS HEREUNDER. GUARANTOR REPRESENTS, WARRANTS AND AGREES THAT, AS OF THE DATE HEREOF, ITS OBLIGATIONS UNDER THIS
AGREEMENT ARE NOT SUBJECT TO ANY COUNTERCLAIMS, CROSS-CLAIMS, RIGHTS OF RECOUPMENT, OFFSETS OR AFFIRMATIVE OR OTHER DEFENSES OF ANY KIND AGAINST AGENT.


                  GUARANTOR  AGREES  THAT ANY NOTICE OR  DIRECTIVE  GIVEN AT ANY
TIME BY GUARANTOR TO AGENT THAT IS INCONSISTENT WITH ANY WAIVER CONTAINED IN THIS AGREEMENT SHALL BE VOID AND MAY BE IGNORED BY AGENT, AND, IN ADDITION, MAY NOT BE PLEADED OR INTRODUCED AS EVIDENCE IN ANY LITIGATION RELATING TO THIS AGREEMENT FOR THE REASON THAT SUCH PLEADING OR INTRODUCTION WOULD BE AT VARIANCE WITH THE WRITTEN TERMS OF THIS AGREEMENT, UNLESS AGENT HAS SPECIFICALLY AGREED OTHERWISE IN A WRITING, SIGNED BY A DULY AUTHORIZED OFFICER. GUARANTOR
SPECIFICALLY  ACKNOWLEDGES  AND AGREES  THAT THE  FOREGOING  WAIVERS  ARE OF THE
ESSENCE OF THE LOAN TRANSACTION AND THAT, BUT FOR THIS AGREEMENT AND SUCH WAIVERS, AGENT WOULD NOT MAKE THE LOAN TO BORROWER.

                  THE PROVISIONS OF THIS AGREEMENT ARE FOR THE BENEFIT OF AGENT AND ITS SUCCESSORS AND ASSIGNS, AND NOTHING HEREIN CONTAINED SHALL IMPAIR, AS BETWEEN BORROWER AND AGENT, THE OBLIGATIONS OF BORROWER UNDER THE NOTE, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.


                  THIS AGREEMENT SHALL BE A CONTINUING GUARANTY (UNTIL THE FULL SATISFACTION OF GUARANTOR'S OBLIGATION) AND THE LIABILITY OF GUARANTOR HEREUNDER SHALL IN NO WAY BE TERMINATED, AFFECTED, MODIFIED, IMPAIRED OR DIMINISHED (TO THE EXTENT PERMITTED BY LAW) BY REASON OF THE HAPPENING, FROM TIME TO TIME, OF ANY OF THE FOLLOWING, ALTHOUGH WITHOUT NOTICE OR THE FURTHER CONSENT OF
GUARANTOR:


          ANY ASSIGNMENT, AMENDMENT, MODIFICATION OR WAIVER OF OR CHANGE IN ANY OF THE TERMS, COVENANTS, CONDITIONS OR PROVISIONS OF THE NOTE, THE LOAN
AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE INVALIDITY OR UNENFORCEABILITY OF ANY OF THE FOREGOING; OR


          ANY  EXTENSION  OF TIME  THAT MAY BE  GRANTED  BY  AGENT TO  BORROWER,
GUARANTOR  OR  THEIR  RESPECTIVE  SUCCESSORS  OR  ASSIGNS,   HEIRS,   EXECUTORS,
ADMINISTRATORS OR PERSONAL REPRESENTATIVES; OR


          ANY ACTION THAT AGENT OR BORROWER MAY TAKE OR FAIL TO TAKE UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS OR BY REASON OF ANY WAIVER OF, OR FAILURE TO ENFORCE ANY OF THE RIGHTS, REMEDIES, POWERS OR PRIVILEGES AVAILABLE TO AGENT UNDER THIS AGREEMENT OR AVAILABLE TO AGENT AT LAW, EQUITY OR OTHERWISE, OR ANY ACTION ON THE PART OF AGENT OR BORROWER GRANTING INDULGENCE OR EXTENSION IN ANY FORM WHATSOEVER; OR


          ANY DEALING, TRANSACTION, MATTER OR THING OCCURRING BETWEEN AGENT, BORROWER, GUARANTOR OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS; OR


          ANY SALE, EXCHANGE, RELEASE, OR OTHER DISPOSITION OF ANY PROPERTY PLEDGED, MORTGAGED OR CONVEYED, OR ANY PROPERTY IN WHICH AGENT HAS BEEN GRANTED A LIEN OR SECURITY INTEREST TO SECURE ANY INDEBTEDNESS OF BORROWER TO AGENT; OR


          ANY RELEASE OF ANY PERSON OR ENTITY WHO MAY BE LIABLE IN ANY MANNER FOR THE PAYMENT AND COLLECTION OF ANY AMOUNTS OWED BY BORROWER TO AGENT; OR


          THE APPLICATION OF ANY SUMS BY WHOMSOEVER PAID OR HOWEVER REALIZED TO ANY AMOUNTS OWING BY BORROWER TO AGENT IN SUCH MANNER AS AGENT SHALL DETERMINE IN ITS SOLE DISCRETION; OR


          ANY EVENT OF DEFAULT, WHETHER OR NOT AGENT HAS EXERCISED ANY OF ITS RIGHTS AND REMEDIES AS SET FORTH IN THE LOAN AGREEMENT UPON THE HAPPENING OF ANY SUCH EVENT OF DEFAULT; OR


          BORROWER'S AND/OR GUARANTOR'S VOLUNTARY OR INVOLUNTARY LIQUIDATION, DISSOLUTION, SALE OF ALL OR SUBSTANTIALLY ALL OF THEIR RESPECTIVE ASSETS AND LIABILITIES, APPOINTMENT OF A TRUSTEE, RECEIVER, LIQUIDATOR, SEQUESTRATOR OR CONSERVATOR FOR ALL OR ANY PART OF BORROWER'S OR GUARANTOR'S ASSETS, INSOLVENCY, BANKRUPTCY, ASSIGNMENT FOR THE BENEFIT OF CREDITORS, REORGANIZATION,

ARRANGEMENT, COMPOSITION OR READJUSTMENT, OR THE COMMENCEMENT OF OTHER SIMILAR PROCEEDINGS AFFECTING BORROWER OR GUARANTOR OR ANY OF THE ASSETS OF EITHER OF THEM, INCLUDING, WITHOUT LIMITATION, (A) THE RELEASE OR DISCHARGE OF BORROWER FROM THE PAYMENT AND PERFORMANCE OF ITS OBLIGATIONS UNDER ANY OF THE LOAN DOCUMENTS BY OPERATION OF LAW, OR (B) THE IMPAIRMENT, LIMITATION OR MODIFICATION OF THE LIABILITY OF BORROWER, ANY OF ITS PARTNERS OR MEMBERS OR GUARANTOR IN BANKRUPTCY, OR OF ANY REMEDY FOR THE ENFORCEMENT OF THE GUARANTOR'S OBLIGATION, UNDER ANY OF THE LOAN DOCUMENTS, OR GUARANTOR'S LIABILITY UNDER THIS AGREEMENT, RESULTING FROM THE OPERATION OF ANY PRESENT OR FUTURE PROVISIONS OF THE FEDERAL BANKRUPTCY CODE OR OTHER PRESENT OR FUTURE FEDERAL, STATE OR APPLICABLE STATUTE OF LAW OR FROM THE DECISION IN ANY COURT; OR


          ANY CHANGE IN OR TERMINATION OF THE OWNERSHIP INTEREST OF GUARANTOR IN BORROWER (WHETHER DIRECT OR INDIRECT); OR


          ANY CONVEYANCE OF ANY MORTGAGED PROPERTY, WHETHER OR NOT PURSUANT TO A FORECLOSURE SALE, A DEED IN LIEU OF FORECLOSURE, A TRANSFER THROUGH BANKRUPTCY, OR OTHERWISE; OR


          THE ADDITION OF ANY JOINDER PARTY TO THE LOAN AGREEMENT, THE NOTE, ANY MORTGAGE OR ANY OTHER LOAN DOCUMENT UNDER ANY JOINDER AGREEMENT OR ANY INCREASE OR OTHER CHANGE IN ANY INDIVIDUAL OR AGGREGATE LIABILITY OR OBLIGATION OF BORROWER UNDER THE LOAN AGREEMENT, THE NOTE, ANY MORTGAGE, OR ANY OTHER LOAN DOCUMENT.


                           GUARANTOR   ACKNOWLEDGES   THAT  THIS  AGREEMENT  AND
GUARANTOR'S OBLIGATIONS UNDER THIS AGREEMENT ARE AND SHALL AT ALL TIMES CONTINUE TO BE ABSOLUTE, UNCONDITIONAL AND IRREVOCABLE IN ALL RESPECTS, AND SHALL (UNTIL FULL SATISFACTION OF GUARANTOR'S OBLIGATION) BE VALID AND ENFORCEABLE IRRESPECTIVE OF ANY OTHER AGREEMENT OR CIRCUMSTANCES OF ANY NATURE WHATSOEVER THAT MIGHT OTHERWISE CONSTITUTE A DEFENSE TO THIS AGREEMENT OR THE OBLIGATIONS OF ANY OTHER PERSON OR PARTY (INCLUDING, WITHOUT LIMITATION, BORROWER OR ANY OTHER GUARANTOR) RELATING TO THIS AGREEMENT OR THE OBLIGATIONS OF GUARANTOR HEREUNDER.


                           GUARANTOR  AGREES THAT IF AT ANY TIME ALL OR ANY PART
OF ANY PAYMENT AT ANY TIME RECEIVED BY AGENT FROM BORROWER OR GUARANTOR UNDER OR WITH RESPECT TO THIS AGREEMENT IS OR MUST BE RETURNED BY AGENT FOR ANY REASON WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE INSOLVENCY, BANKRUPTCY OR REORGANIZATION OF BORROWER OR GUARANTOR), THEN GUARANTOR'S OBLIGATIONS HEREUNDER SHALL, TO THE EXTENT OF THE PAYMENT RETURNED, BE DEEMED TO HAVE CONTINUED IN EXISTENCE NOTWITHSTANDING SUCH PREVIOUS RECEIPT BY AGENT, AND GUARANTOR'S OBLIGATIONS HEREUNDER SHALL CONTINUE TO BE EFFECTIVE OR REINSTATED, AS THE CASE MAY BE, AS TO SUCH RETURNED PAYMENT, AS THOUGH SUCH RETURNED PAYMENT TO AGENT HAD NEVER BEEN MADE.


                           GUARANTOR  (a)  SHALL  HAVE NO RIGHT  OF  SUBROGATION
AGAINST BORROWER BY REASON OF ANY PAYMENTS OR ACTS OF PERFORMANCE BY GUARANTOR IN COMPLIANCE WITH THE OBLIGATIONS OF GUARANTOR HEREUNDER; (b) HEREBY WAIVE ANY RIGHT TO ENFORCE ANY REMEDY THAT GUARANTOR NOW OR HEREAFTER SHALL HAVE AGAINST BORROWER BY REASON OF ANY ONE OR MORE PAYMENTS OR ACTS OF PERFORMANCE IN
COMPLIANCE WITH THE OBLIGATIONS OF GUARANTOR HEREUNDER, TO THE EXTENT ENFORCEMENT OF SUCH REMEDY WOULD IMPAIR ANY RIGHT OR REMEDY AVAILABLE TO AGENT UNDER ANY LOAN DOCUMENT; (c) SHALL SUBORDINATE ANY LIABILITY OR INDEBTEDNESS OF BORROWER NOW OR HEREAFTER HELD BY GUARANTOR OR ANY AFFILIATE OF GUARANTOR TO THE OBLIGATIONS OF BORROWER UNDER THE LOAN DOCUMENTS; (d) SHALL NOT FILE, ASSERT OR RECEIVE PAYMENT ON ANY CLAIM, WHETHER NOW EXISTING OR HEREAFTER ARISING, AGAINST

BORROWER IN THE EVENT OF THE COMMENCEMENT OF A CASE BY OR AGAINST BORROWER UNDER FEDERAL OR STATE INSOLVENCY LAWS; (e) HEREBY WAIVES THE BENEFIT OF ANY RIGHT TO PARTICIPATE IN ANY SECURITY NOW OR HEREAFTER HELD BY AGENT; AND (f) HEREBY WAIVES ANY DEFENSE BASED UPON THE INSTITUTION OR CONSUMMATION OF ANY JUDICIAL OR NONJUDICIAL FORECLOSURE PROCEEDING AGAINST BORROWER OR ANY OTHER PERSON, AND ACKNOWLEDGES THAT ITS LIABILITY SHALL NOT BE AFFECTED BY THE FACT THAT ANY SUCH PROCEEDING MIGHT OPERATE UNDER ANY ANTIDEFICIENCY (OR OTHER) LAW TO LIMIT OR DEPRIVE GUARANTOR OF RIGHTS OF SUBROGATION OR RECOVERY, WHETHER OR NOT IT HAD NOTICE OR OPPORTUNITY TO PARTICIPATE IN SUCH PROCEEDING.


                           GUARANTOR  REPRESENTS AND WARRANTS TO AGENT, WITH THE
KNOWLEDGE THAT AGENT IS RELYING UPON THE SAME, AS FOLLOWS:


                             GUARANTOR  IS SOLVENT  AND HAS FULL POWER AND LEGAL
                  RIGHT AND AUTHORITY TO ENTER INTO THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS UNDER THE TERMS HEREOF;


                             THERE   IS   NO   ACTION,   SUIT,   PROCEEDING   OR
                  INVESTIGATION PENDING OR, TO GUARANTOR'S ACTUAL KNOWLEDGE, THREATENED AGAINST OR AFFECTING GUARANTOR AT LAW, IN EQUITY, IN ADMIRALTY OR BEFORE ANY ARBITRATOR OR ANY GOVERNMENTAL
                  DEPARTMENT, COMMISSION, BOARD, BUREAU, AGENCY OR INSTRUMENTALITY (DOMESTIC OR FOREIGN) THAT IS LIKELY TO RESULT IN ANY MATERIAL ADVERSE CHANGE IN THE PROPERTY, ASSETS OR CONDITION (FINANCIAL OR OTHERWISE) OF GUARANTOR OR THAT IS LIKELY TO IMPAIR MATERIALLY THE ABILITY OF GUARANTOR TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT; AND


                             ALL FINANCIAL  STATEMENTS THAT HAVE HERETOFORE BEEN
                  FURNISHED BY GUARANTOR TO AGENT IN CONNECTION WITH THIS AGREEMENT, AND ALL SUCH FINANCIAL STATEMENTS THAT HEREAFTER MAY BE FURNISHED TO AGENT BY GUARANTOR, HAVE BEEN AND SHALL BE AUDITED BY AN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT ACCEPTABLE TO AGENT IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED AND SHALL BE CERTIFIED BY GUARANTOR (PROVIDED NO DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING UNDER THE LOAN, IN WHICH EVENT ANY SUCH STATEMENTS SHALL BE CERTIFIED BY SUCH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT); ARE AND SHALL BE TRUE, CORRECT AND COMPLETE; AND DO AND SHALL FAIRLY PRESENT THE FINANCIAL CONDITION OF GUARANTOR, ALL AS OF THE RESPECTIVE DATES THEREOF; AND

                           (d) Guarantor shall own the entire membership interest in each entity that is a limited liability company or the entire limited partnership interest in each entity that is a limited partnership which executes a joinder to any Loan Document.

                           UNTIL   THE   FULL    SATISFACTION   OF   GUARANTOR'S
OBLIGATIONS, GUARANTOR SHALL MAINTAIN (a) A MAXIMUM LEVERAGE RATIO OF NO GREATER THAN 5 TO 1 AND (b) A TANGIBLE NET WORTH OF NO LESS THAN $200 MILLION, IN EACH CASE AS MEASURED AT THE END OF EACH CALENDAR QUARTER. GUARANTOR'S MAXIMUM LEVERAGE RATIO AND TANGIBLE NET WORTH SHALL BE DETERMINED BY REFERENCE TO THE DEFINITIONS SET FORTH IN EXHIBIT A HERETO.


                           AS LONG  AS  THIS  AGREEMENT  SHALL  BE  OUTSTANDING,
GUARANTOR SHALL FURNISH TO AGENT (i) COPIES OF ALL FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") BY THE GUARANTOR AND (ii) COPIES OF ITS ANNUAL REPORTS AND QUARTERLY REPORTS WITHIN 30 DAYS FOLLOWING EACH DATE ON WHICH THE GUARANTOR IS (OR WOULD HAVE BEEN, IN THE EVENT GUARANTOR CEASES TO BE SUBJECT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) REQUIRED TO FILE WITH THE SEC.


                           GUARANTOR AND AGENT  ACKNOWLEDGE  AND AGREE THAT THIS
AGREEMENT IS A GUARANTY OF PAYMENT AND NOT OF COLLECTION AND ENFORCEMENT IN RESPECT OF ANY OF THE GUARANTOR'S OBLIGATIONS. NOTHING CONTAINED IN ANY OF THE OTHER LOAN DOCUMENTS SHALL IN ANY EVENT OR UNDER ANY CIRCUMSTANCES MODIFY, QUALIFY OR AFFECT THE PERSONAL RECOURSE OBLIGATIONS OF GUARANTOR HEREUNDER.


                           AGENT  MAY  FREELY  ASSIGN  ANY OR ALL OF ITS  RIGHTS
UNDER THIS AGREEMENT, BUT ANY SUCH ASSIGNMENT SHALL BE MADE IN COMPLIANCE WITH THE LOAN AGREEMENT AND NO SUCH ASSIGNMENT SHALL INCREASE GUARANTOR'S OBLIGATIONS OR DIMINISH ITS RIGHTS HEREUNDER. IN THE EVENT OF ANY SUCH ASSIGNMENT, AGENT SHALL GIVE GUARANTOR PROMPT NOTICE OF SAME, BUT THE CONSENT OF GUARANTOR SHALL NOT BE REQUIRED FOR ANY SUCH ASSIGNMENT AND FAILURE TO GIVE SUCH NOTICE SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY SUCH ASSIGNMENT OR SUBJECT AGENT TO ANY LIABILITY AND GUARANTOR SHALL CONTINUE TO REMAIN BOUND BY AND OBLIGATED TO PERFORM UNDER AND WITH RESPECT TO THIS AGREEMENT. GUARANTOR SHALL NOT ASSIGN ANY OR ALL OF ITS RIGHTS UNDER THIS AGREEMENT.


                           THE  REPRESENTATIONS,  WARRANTIES AND  OBLIGATIONS OF
GUARANTOR SET FORTH IN THIS AGREEMENT SHALL SURVIVE UNTIL THIS AGREEMENT SHALL TERMINATE IN ACCORDANCE WITH THE TERMS HEREOF.


                           THIS AGREEMENT  CONTAINS THE ENTIRE AGREEMENT BETWEEN
THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS RELATING TO SUCH SUBJECT MATTER AND MAY NOT BE MODIFIED, AMENDED, SUPPLEMENTED OR DISCHARGED EXCEPT BY A WRITTEN AGREEMENT SIGNED BY GUARANTOR AND AGENT. THIS AGREEMENT ALSO MAY BE DISCHARGED BY FULL PERFORMANCE OF THE GUARANTOR'S OBLIGATION IN ACCORDANCE WITH THE TERMS HEREOF, OR AS OTHERWISE PROVIDED HEREIN.


                           IF ALL OR ANY PORTION OF ANY  PROVISION  CONTAINED IN
THIS AGREEMENT SHALL BE DETERMINED TO BE INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT FOR ANY REASON, SUCH PROVISION OR PORTION THEREOF SHALL BE DEEMED STRICKEN AND SEVERED FROM THIS AGREEMENT AND THE REMAINING PROVISION AND PORTIONS THEREOF SHALL CONTINUE IN FULL FORCE AND EFFECT.


                    ALL NOTICES, REQUESTS, DEMANDS AND OTHER COMMUNICATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN GIVEN OR MADE FOR ALL PURPOSES WHEN DELIVERED IN PERSON TO THE ADDRESSES SET FORTH BELOW OR THREE (3) BUSINESS DAYS AFTER SAME IS SENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE FOLLOWING ADDRESSES:

      If to Guarantor:                          Ocwen Partnership, L.P.
               The Forum, Suite 1000
               1675 Palm Beach Lakes Boulevard
               West Palm Beach, Florida  33401
               Attn:  Andrew Pellman

      With a copy to:                           Gibson, Dunn & Crutcher LLP
                                                   Jamboree Center
                                                   4 Park Plaza
                                                   Irvine, California 92614-8557
                                                   Attn:  Karen H. Clark, Esq.

      If to Agent:                              Salomon Brothers Realty Corp,
               Seven World Trade Center
               New York, New York  10048
               Attn:  David Vadon

      With a copy to:                           Latham & Watkins
               885 Third Avenue, Suite 1000
               New York, New York  10022-4802
               Attn:  Brian Krisberg, Esq.

The above addresses may be changed on written notice given as hereinabove provided. Notices may be sent by a party hereto or on its behalf by its attorney.


                       THIS AGREEMENT SHALL BE BINDING UPON GUARANTOR AND ITS SUCCESSORS AND SHALL INURE TO THE BENEFIT OF AGENT AND ITS SUCCESSORS AND ASSIGNS.


                       THE FAILURE OF AGENT TO ENFORCE ANY RIGHT OR REMEDY HEREUNDER, OR PROMPTLY TO ENFORCE ANY SUCH RIGHT OR REMEDY, SHALL NOT CONSTITUTE A WAIVER THEREOF, NOR GIVE RISE TO ANY ESTOPPEL AGAINST AGENT, NOR EXCUSE GUARANTOR FROM ITS OBLIGATIONS HEREUNDER. ANY WAIVER OF ANY SUCH RIGHT OR REMEDY TO BE ENFORCEABLE AGAINST AGENT MUST BE EXPRESSLY SET FORTH IN WRITING SIGNED BY AGENT.


                       (a) ANY SUIT INITIATED BY AGENT AGAINST GUARANTOR OR IN CONNECTION WITH OR ARISING, DIRECTLY OR INDIRECTLY, OUT OF OR RELATING TO, THIS AGREEMENT (AN "ACTION") MAY, AT AGENT'S OPTION, BE BROUGHT IN ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK HAVING JURISDICTION OVER THE SUBJECT MATTER HEREOF. GUARANTOR HEREBY SUBMITS ITSELF TO THE JURISDICTION OF ANY SUCH COURT AND AGREES THAT SERVICE OF PROCESS AGAINST GUARANTOR IN ANY SUCH ACTION MAY BE EFFECTED BY ANY MEANS PERMISSIBLE UNDER FEDERAL LAW OR UNDER THE LAWS OF THE STATE IN WHICH SUCH ACTION IS BROUGHT. GUARANTOR HEREBY AGREES THAT INSOFAR AS IS PERMITTED UNDER APPLICABLE LAW, THIS CONSENT TO PERSONAL JURISDICTION SHALL BE SELF-OPERATIVE AND NO FURTHER INSTRUMENT OR ACTION, OTHER THAN SERVICE OF PROCESS IN ONE OF THE MANNERS SPECIFIED IN THIS AGREEMENT, OR AS OTHERWISE PERMITTED BY LAW, SHALL BE NECESSARY IN ORDER TO CONFER JURISDICTION UPON GUARANTOR.


                       GUARANTOR AGREES THAT, PROVIDED THAT SERVICE OF PROCESS IS EFFECTED UPON GUARANTOR IN ONE OF THE MANNERS HEREINAFTER SPECIFIED OR AS OTHERWISE PERMITTED BY LAW, GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, (i) ANY OBJECTION THAT GUARANTOR MAY HAVE OR MAY HEREAFTER HAVE TO

THE LAYING OF THE VENUE OF ANY ACTION BROUGHT IN ANY COURT AS PROVIDED FOR BY THIS AGREEMENT, (ii) ANY CLAIM THAT ANY ACTION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, OR (iii) ANY CLAIM THAT GUARANTOR IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT. GUARANTOR AGREES THAT, PROVIDED THAT SERVICE OF PROCESS IS EFFECTED UPON GUARANTOR IN ONE OF THE MANNERS SPECIFIED IN THIS AGREEMENT OR AS OTHERWISE PERMITTED BY LAW, A FINAL JUDGMENT FROM WHICH GUARANTOR HAS NOT APPEALED OR MAY NOT APPEAL IN ANY ACTION BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON GUARANTOR AND MAY, SO FAR AS PERMITTED UNDER APPLICABLE LAW, BE ENFORCED IN THE COURTS OF ANY STATE OR ANY FEDERAL COURT OR IN ANY OTHER COURTS TO THE JURISDICTION OF WHICH IT IS SUBJECT, BY A SUIT UPON SUCH JUDGMENT AND THAT GUARANTOR SHALL NOT ASSERT ANY DEFENSE, COUNTERCLAIM OR SET-OFF IN ANY SUCH SUIT UPON SUCH JUDGMENT.


                       GUARANTOR AGREES TO EXECUTE, DELIVER AND FILE ALL SUCH FURTHER INSTRUMENTS OR DOCUMENTS AS MAY BE NECESSARY UNDER THE LAWS OF THE STATE OF NEW YORK OR THE LAWS OF THE UNITED STATES IN ORDER TO MAKE EFFECTIVE GUARANTOR'S CONSENT TO JURISDICTION AS PROVIDED FOR IN THIS AGREEMENT.


                       GUARANTOR HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY ACTION BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE NOTICE ADDRESS FOR GUARANTOR AS SET FORTH IN THIS AGREEMENT. GUARANTOR HEREBY AGREES THAT PROVIDED THAT SERVICE IS MADE IN ACCORDANCE WITH THIS PARAGRAPH OR AS OTHERWISE PERMITTED BY LAW, GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL CLAIM OF ERROR IN CONNECTION WITH ANY SUCH SERVICE AND AGREES THAT SUCH SERVICE (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY ACTION, AND (ii) SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO GUARANTOR.


                       NOTHING IN THIS AGREEMENT SHALL LIMIT AGENT'S RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR LIMIT AGENT'S RIGHT OR THE RIGHT OF ANY OF ITS SUCCESSORS OR ASSIGNS TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY JURISDICTION(S).


                       TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT BEFORE JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO GUARANTOR OR GUARANTOR'S PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.


                       AS A FURTHER INDUCEMENT TO AGENT'S MAKING OF THE LOAN TO BORROWER, AND IN CONSIDERATION THEREOF, AGENT AND GUARANTOR EACH COVENANT AND AGREE THAT IN ANY ACTION OR PROCEEDING BROUGHT ON, UNDER OR BY VIRTUE OF THIS AGREEMENT, AGENT AND GUARANTOR EACH SHALL AND DO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE TRIAL BY JURY.


                       GUARANTOR DOES HEREBY FURTHER COVENANT AND AGREE TO AND WITH AGENT THAT GUARANTOR MAY BE JOINED IN ANY ACTION AGAINST BORROWER IN CONNECTION WITH THE NOTE, THE LOAN AGREEMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, SOLELY WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

                       GUARANTOR COVENANTS AND AGREES TO INDEMNIFY AND SAVE AGENT HARMLESS OF AND FROM, AND DEFEND IT AGAINST, ALL LOSSES, COSTS, LIABILITIES, EXPENSES, DAMAGES OR CLAIMS SUFFERED BY REASON OF GUARANTOR'S FAILURE TO PERFORM ITS OBLIGATIONS HEREUNDER.


                       ALL OF AGENT'S RIGHTS AND REMEDIES UNDER THE NOTE, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR UNDER THIS AGREEMENT ARE INTENDED TO BE DISTINCT, SEPARATE AND CUMULATIVE AND NO SUCH RIGHT OR REMEDY THEREIN OR HEREIN MENTIONED IS INTENDED TO BE IN EXCLUSION OF OR A WAIVER OF ANY OTHER RIGHT OR REMEDY AVAILABLE TO AGENT.


                       GUARANTOR HEREBY CONSENTS THAT FROM TIME TO TIME, BEFORE OR AFTER ANY DEFAULT BY BORROWER, WITH OR WITHOUT FURTHER NOTICE TO OR ASSENT FROM GUARANTOR, ANY SECURITY AT ANY TIME HELD BY OR AVAILABLE TO AGENT FOR ANY OBLIGATION OF BORROWER, OR ANY SECURITY AT ANY TIME HELD BY OR AVAILABLE TO AGENT FOR ANY OBLIGATION OF ANY OTHER PERSON OR PARTY SECONDARILY OR OTHERWISE LIABLE FOR ALL OR ANY PORTION OF THE LOAN, MAY BE EXCHANGED, SURRENDERED OR RELEASED AND ANY OBLIGATION OF BORROWER, OR OF ANY SUCH OTHER PERSON OR PARTY, MAY BE CHANGED, ALTERED, RENEWED, EXTENDED, CONTINUED, SURRENDERED, COMPROMISED, WAIVED OR RELEASED IN WHOLE OR IN PART, OR ANY DEFAULT WITH RESPECT THERETO WAIVED, AND AGENT MAY FAIL TO SET OFF AND MAY RELEASE, IN WHOLE OR IN PART, ANY BALANCE OF ANY DEPOSIT ACCOUNT OR CREDIT ON ITS BOOKS IN FAVOR OF BORROWER, OR OF ANY SUCH OTHER PERSON OR PARTY, AND MAY EXTEND FURTHER CREDIT IN ANY MANNER WHATSOEVER TO BORROWER, AND GENERALLY DEAL WITH BORROWER OR ANY SUCH SECURITY OR OTHER PERSON OR PARTY AS AGENT MAY SEE FIT; AND GUARANTOR SHALL REMAIN BOUND UNDER THIS AGREEMENT NOTWITHSTANDING ANY SUCH EXCHANGE, SURRENDER, RELEASE, CHANGE, ALTERATION, RENEWAL, EXTENSION, CONTINUANCE, COMPROMISE, WAIVER, ACTION, INACTION, EXTENSION OF FURTHER CREDIT OR OTHER DEALING. THIS AGREEMENT IS INDEPENDENT OF, AND IN ADDITION TO, ALL COLLATERAL GRANTED, PLEDGED OR ASSIGNED UNDER THE LOAN DOCUMENTS.


                       THE TERMS OF THIS AGREEMENT HAVE BEEN NEGOTIATED, AND THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK, AND IT IS THE INTENTION OF THE PARTIES HERETO THAT THIS AGREEMENT BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SUCH STATE.


                       THIS AGREEMENT MAY NOT BE CHANGED ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.


                       THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, WHICH TOGETHER SHALL CONSTITUTE THE SAME INSTRUMENT.


                       AS SECURITY FOR THE PAYMENT AND PERFORMANCE WHEN DUE (WHETHER AT STATED MATURITY, BY ACCELERATION OR OTHERWISE) OF GUARANTOR'S OBLIGATIONS HEREUNDER, INCLUDING WITHOUT LIMITATION GUARANTOR'S OBLIGATION, GUARANTOR HEREBY ASSIGNS, TRANSFERS AND PLEDGES TO AGENT, AND HEREBY GRANTS TO AGENT A SECURITY INTEREST IN, ALL OF GUARANTOR'S RIGHT, TITLE AND INTEREST IN, TO AND UNDER (a) THAT CERTAIN PURCHASE MONEY PROMISSORY NOTE (THE "NOTE") DATED AS OF NOVEMBER 17, 1997 MADE BY OAIC FLORIDA PARTNERSHIP, LIMITED PARTNERSHIP, A FLORIDA LIMITED PARTNERSHIP ("OAIC FLORIDA"), TO GUARANTOR, (b) THAT CERTAIN PURCHASE MONEY FEE AND LEASEHOLD FIRST MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF LEASES, RENTS AND INCOME DATED AS OF NOVEMBER 17, 1997 MADE BY OAIC FLORIDA TO GUARANTOR, (c) THAT CERTAIN ASSIGNMENT OF LANDLORD'S INTEREST IN LEASES AND GUARANTEES DATED AS OF NOVEMBER 17, 1997 MADE BY OAIC FLORIDA TO GUARANTOR AND (d) ANY AND ALL AGREEMENTS, DOCUMENTS AND INSTRUMENTS RELATED TO THE ABOVE. IN FURTHERANCE OF THE ABOVE, GUARANTOR SHALL
(x) DELIVER THE NOTE, ENDORSED IN BLANK, TO AGENT OR ITS DESIGNEE, (y) EXECUTE AND DELIVER AN APPROPRIATE COLLATERAL ASSIGNMENT OF MORTGAGE AND AN APPROPRIATE COLLATERAL ASSIGNMENT OF ASSIGNMENT OF LEASES IN FAVOR OF AGENT, IN A FORM ACCEPTABLE TO AGENT AND (z) TAKE ANY AND ALL ACTIONS AND EXECUTE AND DELIVER ANY AND ALL FURTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS, AS AGENT MAY REASONABLE REQUEST.

                            [SIGNATURE PAGE FOLLOWS]

                       IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty of Payment as of the date and year first above written.

                                        GUARANTOR

                                        OCWEN PARTNERSHIP, L.P.,
                                        a Virginia limited partnership,

                                        By:  Ocwen General, Inc.,
                                             its general partner

                                             By:   ____________________________
                                                   Name:
                                                   Title:

                                 REGISTERED NOTE

$15,250,000                                                        JUNE __, 1998
NO. _______________                                           NEW YORK, NEW YORK

         FOR VALUE RECEIVED, OAIC FLORIDA PARTNERSHIP, LIMITED PARTNERSHIP, a Florida limited partnership (collectively, "BORROWER"), hereby promises to pay to the order of SALOMON BROTHERS REALTY CORP., a New York corporation ("SALOMON"; Salomon together with any subsequent holder of this registered note being hereinafter referred to as the "HOLDER"), at its principal office at 7 World Trade Center, 29th Floor, New York, New York 10048, the sum of Fifteen Million Two Hundred Fifty Thousand Dollars ($15,250,000.00) (or such portion thereof as may be outstanding from time to time) in lawful money of the United States of America and in immediately available funds, on the date provided in the Loan Agreement (hereinafter defined), and to pay interest on the unpaid Principal Indebtedness (as such term is defined in the Loan Agreement), at such office, in like money and funds, for the period commencing on the initial Advance Closing Date (as such term is defined in the Loan Agreement) until such Principal Indebtedness shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

         The date and amount of each Advance (as such term is defined in the Loan Agreement) on each Advance Closing Date and the date and amount of each payment of interest, principal and other amoutns due under the Loan Documents (as such term is defined in the Loan Agreement), shall be recorded by Agent (as such term is hereinafter defined) on the schedule attached hereto; PROVIDED that the failure of Agent to make any such recordation shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder.

         This Registered Note is a Registered Note referred to in the Amended and Restated Loan Agreement and Restated Loan Agreement, dated as of June __, 1998 (as modified and supplemented and in effect from time to time, the "LOAN AGREEMENT") among Borrower and others, as borrower, Salomon (as initial lender and as agent for administration of the Loan ("AGENT")), and LaSalle National Bank, as collateral agent for the Lenders, and evidences the Principal Indebtedness loaned thereunder.

         Reference to the Loan Agreement is hereby made for a statement of the rights of the Agent and the duties and obligations of the Borrowers, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the obligations of the Borrower to pay the principal, interest and other amounts, if any, payable with respect to this Registered Note when due.
Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

         This Registered Note is secured by the Mortgages and certain other Loan Documents.

         The principal sum evidenced by this Registered Note, together with accrued interest and all other sums or amounts due hereunder, shall become immediately due and payable at the option of the Holder upon the occurrence of any Event of Default in accordance with the provision of the Loan Agreement.

         With respect to the amounts due pursuant to this Registered Note, Borrower hereby waives the following: (1) all rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof; (2) demand, presentment, protest, notice of dishonor, notice of nonpayment, suit against any party, diligence in collection of this Registered Note, and all other requirements necessary to enforce this Registered Note, except for notices required by Governmental Authorities and notices required by the Loan Agreement; and (3) any further receipt by or acknowledgement of any Collateral now or hereafter deposited as security for the Loan.

         In no event shall the amount of interest (and any other sums or amounts that are deemed to constitute interest under applicable Legal Requirements) due or payable hereunder (including interest calculated at the Default Rate) exceed the maximum rate of interest designated by applicable Legal Requirements (the "MAXIMUM Amount"), and in the event such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, and if in excess of such balance, shall be immediately returned to the Borrower upon such determination. It is the express intent hereof that the Borrower not pay and the Holder not receive, directly or indirectly, interest in excess of the Maximum Amount.

         The Holder shall not by any act, delay, omission or otherwise be deemed to have modified, amended, waived, extended, discharged or terminated any of its rights or remedies, and no modification, amendment, waiver, extension, discharge or termination of any kind shall be valid unless in writing and signed by the Holder. All rights and remedies of the Holder under the terms of this Registered Note and applicable Legal Requirements shall be cumulative, and may be exercised successively or concurrently. Borrower agrees that as of the date hereof there are no defenses, equities or setoffs with respect to the obligations set forth herein, and to the extent any such defenses, equities, or setoffs may exist, the same are hereby expressly released, forgiven, waived and forever discharged.

         Wherever possible, each provision of this Registered Note shall be interpreted in such manner as to be effective and valid under applicable Legal Requirements, but if any provision of this Registered Note shall be prohibited by or invalid under applicable Legal Requirements, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Registered Note.

         The Holder may, at its option, release to the Borrower any Collateral given to secure the Indebtedness evidenced hereby, and no such release shall impair the obligations of any Borrower to the Holder.

         This Registered Note was negotiated in New York, and made by the Borrower and accepted by the Holder in the State of New York, and the proceeds of this Registered Note were disbursed from New York, which state the parties agree has a substantial relationship to the parties and to the underlying transactions embodied hereby, and in all respects (including, without limitation, matters of construction, validity, performance and maximum permissible rates of interest), this Registered Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state and any applicable law of the United States of America.

         Any legal suit, action or proceeding against the Holder by the Borrower arising out of or relating to this Registered Note shall be instituted in any federal or state court in New York, New York. Any legal suit, action or proceeding against the Borrower by the Holder arising out of or related to this Registered Note shall be instituted in any federal or state court in New York, New York or the state where any Collateral is located. Borrower hereby (i) irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, and (ii) irrevocably submits to the jurisdiction of any such court in any such court in any such suit, action or proceeding.

         BORROWER, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION), BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS REGISTERED NOTE OR THE OTHER LOAN DOCUMENTS. BORROWER AGREES THAT THE HOLDER MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF THE BORROWER TO IRREVOCABLY WAIVE ITS RIGHT TO TRIAL BY JURY, AND THAT, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND THE HOLDER SHALL INSTEAD BE TRIED IN A COURT OF COMPENTENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         The provisions of this Registered Note shall be subject to the provisions of SECTION 8.24 of the Loan Agreement, which provisions are hereby incorporated herein by reference as if set forth in full.

         The Loan Agreement provides for the acceleration of the maturity of this Registered Note upon the occurrence of certain events and for prepayment of this Registered Note upon the terms and conditions specified therein.

         This Registered Note is note  exchangeable  for interests in the Global
Note issued under the Loan Agreement in the name of Salomon.

         This Registered Note is issued in renewal of the outstanding principal indebtedness previously evidenced by a certain Purchase Money Promissory Note dated as of November 17, 1997, made by Borrower and payable to the order of Ocwen Partnership, L.P., in the original principal amount of $15,250,000.00 (the "ORIGINAL NOTE"). The payment of this Registered Note is secured by, INTER ALIA, a Purchase Money Fee and Leasehold First Mortgage, Security Agreement, Financing Statement and Assignment of Leases, Rents and Income recorded in Official Records Book 2221 at Page 780 of the Public Records of Manatee County, Florida (the "ORIGINAL MORTGAGE"), as amended and restated pursuant to a certain Mortgage Modification and Future Advance Agreement dated of even date herewith between Borrower and Salomon. All State of Florida documentary stamp and intangible taxes payable with respect to the Original Note and the Original Mortgage were paid, and such payment was noted, on the Original Mortgage at the time of its recordation in the Public Records of Manatee County, Florida.



                          NO FURTHER TEXT ON THIS PAGE.

         IN WITNESS WHEREOF, the Borrower has caused this Registered Note to be properly executed on the date first above written and has authorized this Registered Note to be dated as of the day and year first above written.

                                               BORROWER:



                                               OAIC FLORIDA PARTNERSHIP, LIMITED
                                               PARTNERSHIP
                                               a Florida limited partnership



                                               BY:  Ocwen Florida General, Inc.
                                                    a Florida corporation,
                                                    its general partner


                                               BY:______________________
                                                  Name:
                                                  Title: